UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5485

Atlas Funds
(Exact name of registrant as specified in charter)

794 Davis Street, San Leandro, California			94577-6900
(Address of principal executive offices)			(Zip code)

W. Lawrence Key, President, Atlas Funds 794 Davis Street, San Leandro, California 94577-6900
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(510) 297-7444

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2004 through December 31, 2004 is filed herewith.

Atlas Funds

Annual Report

December 31, 2004

The investments you want from the people you trust.®

[GRAPHIC]

Table of Contents

Letter from the Chairman of the Board	2

Atlas Funds Performance Review	4

Atlas Funds Financial Information

Atlas Stock and Bond Funds Total Returns	15

Comparing Atlas Funds Performance to the Market	16

Shareholder Expenses	19

Statements of Investments in Securities and Net Assets	20

Statements of Assets and Liabilities	60

Statements of Operations	62

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	76

Report of Independent Registered Public Accounting Firm	91

Shareholder Meeting Results	92

Tax Information	93

Portfolio Proxy Voting Policies and Procedures/Availability of Quarterly Portfolio Schedule	94

Trustees and Officers	95

S&P 500 Index Master Portfolio	98

This material must be preceded or accompanied by a prospectus. Please carefully consider the investment objectives, risks, charges, and expenses of Atlas products before investing. The prospectus contains these details and other information. Please call 1-800-933-ATLAS, visit www.atlasfunds.com or see your Atlas Representative for a prospectus and read it carefully before investing.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For the current to most recent month-end performance data, call 1-800-933-ATLAS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

From the office of Marion O. Sandler

Chairman of the Board

Dear Atlas Shareholder,

In 2004, the behavior of investment markets once again defied prediction. It would have been difficult to imagine, one year ago, that longer-term interest rates would end the year close to where they began, even though the Federal Reserve raised short-term rates five times during the year for a total increase of 1.25%. Overall, stocks performed well during 2004, but were held in check during the second and third quarters due to geopolitical concerns, uncertainty over the outcome of the U.S. presidential election, and sharply higher petroleum prices. In the fourth quarter, stocks staged a strong rally as the presidential elections ended decisively, oil prices retreated, and job growth held steady. The surest prediction for 2005 is that the market will continue to be unpredictable and that having a long-term investment strategy is more valuable now than ever.

Atlas Funds performed well in 2004.

As a group, Atlas Funds' performance reflected generally favorable market conditions in 2004, and every Atlas portfolio delivered a positive return for the year. Our stock and bond funds generated solid gains and our bond funds continued to provide attractive yields in an environment of rising short-term interest rates. In fact, ten of the thirteen Atlas Funds, excluding money market funds, beat their peer group in total return for 2004. (Following this letter, you can read detailed market and economic reviews, as well as portfolio managers' in-depth discussions of Atlas Funds' performance.)

Why asset allocation is so important.

For us, the unpredictable events of 2004 once again point up the need for a consistent, well-thought-out, long-term investment strategy so that investors can reach their financial goals no matter how short-term events affect market results from quarter to quarter. We believe that effective asset allocation-spreading your investment dollars across stocks, bonds, and cash in a way that is consistent to help you meet your long-term goals-is essential to successful investing. At certain times growth stocks may outperform value stocks, or high-yield bonds may outpace U.S. Treasury bonds. Experienced investors know that broad diversification can reduce the impact that one underperforming asset class can have on an investment portfolio in the short term. Keeping tabs on the progress of your portfolio, and being aware of your investment horizon and tolerance for risk, are essential elements of an asset allocation strategy. So be sure to ask your Atlas Representative to review your portfolio with you on a regular basis as your needs and goals evolve.

Atlas works hard to earn your trust.

In 2004, financial industry regulators enacted a host of new rules designed to ensure that fund company operations are conducted with an unconditional focus on serving the interests of shareholders. Atlas has always been committed to doing what is right for investors. Meeting the highest ethical standards is an integral part of the Atlas approach. Our mission-and our pledge-is to provide "The investments you want from the people you trust." This means that you can expect Atlas to work hard-as we always have-to help you achieve your financial goals and to earn the trust and confidence you have placed in us.

Thank you for investing in Atlas Funds.

We continue to pursue our mission of providing no load funds, annuities, and insurance products that provide opportunities to grow your assets, finance the lifestyle you desire, and preserve your nest egg over time. No matter where the market heads, our goal of helping to guide you toward appropriate investment choices will not change.

Thank you for entrusting your valuable assets to Atlas. As always, if you have any questions, don't hesitate to call us at 1-800-933-ATLAS. In closing, please accept our best wishes for a prosperous 2005.

Sincerely,

Marion O. Sandler
Chairman of the Board

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT ENTITY

2004 Annual Review

2004 Atlas Funds Review

The following portfolio reviews report on the one-year period ended 12/31/04. For each fund, the portfolio management team has provided an overview of the market climate, investment strategy, and a discussion of some of the factors that helped or hindered performance during the period.

The fund manager opinions, portfolio positioning, and holdings discussed herein are as of 12/31/04 and are subject to change. This commentary is for general information only and should not be relied upon as research or investment advice.

Important notes about performance:

•  Total returns represent the increase or decrease in value during the time periods noted. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

•  Performance data referenced in the following fund discussions represent past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. For the current to most recent monthend performance data, please call 1-800-933-ATLAS. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

•  A fund's index is generally representative of the market in which the fund invests and is used as a performance "benchmark" (e.g., large company stock funds are usually compared with the S&P 500 Index). It is important to remember that the securities represented in an index may differ materially from a fund's portfolio. For example, a fund that seeks growth with capital preservation may be managed to be less volatile than an index and, therefore, its return may not equal the return of its representative index. Unlike funds, an index is unmanaged and therefore does not incur fees and expenses. You may not invest directly in an index. The words "index" and "benchmark" are used interchangeably in the following commentaries.

Atlas Stock Funds

Atlas Balanced Fund

Atlas Balanced Fund seeks long-term growth and current income, with capital preservation as an additional goal. In seeking this goal, the Fund invests in a mix of stocks and bonds to take advantage of the stock market while minimizing risk through diversification in bonds. For the one-year period ended 12/31/04, the Fund increased 9.24%, compared to the average 7.93% return for the 643 funds in its peer group, the Lipper Balanced category. Because the Fund invests in both stocks and bonds, it may be compared with two indices: the Russell MidCap Value Index, which measures stocks, and the Citigroup Government & Credit 1-10 Bond Index, which measures bonds.1 For the period, the Russell MidCap Value Index returned 23.73%, while the Citigroup Government & Credit 1-10 Bond Index was up 3.14%. The S&P 500 Index returned 10.87% for the year and the Lehman Brothers Aggregate Bond Index was up 4.34%.

New York Life Investment Management LLC (NYLIM) was appointed the subadviser to the Atlas Balanced Fund on October 19, 2004. Since the transition to new management, the industry groups that contributed the most to the equity portion of the portfolio, relative to the benchmark, were Software & Services, Banks, and Household & Personal Products. The industry groups contributing least were Health Care Equipment & Services, Insurance, and Real Estate.

Since the appointment of NYLIM as subadviser of the Fund, the strongest contributor in the portfolio was Autodesk Inc., a designer of software and digital content, with a return of 49.3%.2 With a loss of –8.4%,2 Imation Corp., a provider of recordable magnetic and optical removable data storage media products, was the weakest contributor. The best performing bond was mortgage-backed security FNMA (6.5% at 4/1/32), with a gain of 1.8%,2 and the weakest was Credit Suisse (6.125% at 11/15/11), with a loss of –1.6%.2

The Fund's managers use a value-oriented, quantitative method for stock selection and a medium-duration credit analysis for bonds. An asset allocation of 60% mid-capitalization equities and 40% investment-grade bonds is maintained consistently. In 2005 the portfolio managers of Atlas Balanced Fund will continue to seek stocks and bonds that offer long-term growth and current income, as is consistent with the Fund's objective.

Atlas Emerging Growth Fund

Atlas Emerging Growth Fund seeks long-term appreciation by building a balanced portfolio of both growth and value stocks: growth is defined as shares in a company that is growing in earnings and/or revenue faster than its industry peers or the overall market; value is considered to be shares that are undervalued, based on their fundamentals. For the one-year period ended December 31, 2004, Atlas Emerging Growth Fund returned 15.45%, surpassing the average 10.65% return for the 540 funds in the Lipper Small Cap Growth peer group. The Fund's benchmark index, the Russell 2000 Index, returned 18.33% for the same period.

The Fund's positive return can be attributed in large part to the strong performance of small company stocks in 2004, as evidenced by the performance of the small and mid-capitalization company stock indices: the Russell 2000 Index and the Russell Midcap Index. The Russell 2000 Index climbed 18.33% for the year, while the

1  The Russell MidCap Value Index and the Citigroup Government & Credit 1-10 Bond Index became the Fund's indices as of October 19, 2004. Prior to that date, the Fund's benchmarks were the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

2  Performance quoted is for the holding period of October 19, 2004 through December 31, 2004.

2004 Annual Review (continued)

Russell Midcap Index increased 20.22%. In contrast, the Russell 1000 Index, which measures large company stocks, gained 11.40% for the period. Although value stocks outperformed growth stocks for the year, growth stocks delivered better performance in the fourth quarter.

Contributing most significantly to the Fund's performance were growth-oriented holdings in the Utility and Financial Services sectors. Stocks in those sectors that performed well included Alamosa Holdings, NII Holdings, Southwestern Energy Co., and People's Bank (Bridgeport). The portfolio's exposure to the Materials and Processing sectors detracted from performance.

Looking ahead, the Fund's portfolio managers believe the stock market could benefit if the positive economic trends seen at the end of 2004 continue into 2005.

Please note: Investments in small- and mid-size companies present greater risk of loss than investments in large companies.

Atlas Fund of Funds

Atlas Fund of Funds seeks long-term growth of capital and moderate current income. It achieves this by allocating its assets among a variety of Atlas stock, bond, and money funds. The Fund targets a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. Allocation is adjusted based on the outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. For the year ended 12/31/04, the Fund returned 9.92%, exceeding the average 8.99% return for the 407 funds in the Lipper Flexible Portfolio Category.

In 2004, the Fund was slightly underweighted in bond and cash allocations and slightly overweighted in the stock funds, relative to the Fund's target allocations. At the end of the year, the Fund of Funds was broadly diversified among ten Atlas Funds with a portfolio consisting of 65% stocks, 29% bonds and 6% cash. The portfolio's largest positions were Atlas Value Fund (15.6% of assets), Atlas Emerging Growth Fund (13.4% of assets), Atlas Global Growth Fund (12.7% of assets), Atlas Growth Opportunities Fund (11.9% of assets), and Atlas Strategic Income Fund (10.3% of assets).

Moving ahead, the Fund continues to be positioned as a well-diversified balanced investment for long-term investors.

Please note: As a shareholder of the Fund of Funds, you are subject to the risks associated with each of the underlying Atlas Funds in proportion to their respective weighting within the portfolio.

Atlas Global Growth Fund

Atlas Global Growth Fund seeks long-term growth by investing primarily in the stocks of companies from around the world. For the one-year period ended 12/31/04, the Fund posted a gain of 17.79%, outperforming both its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the average for the 65 funds in the Lipper Global Multi-Cap Growth category. The MSCI Index-which measures major stock markets in 23 countries, including the United States-and the Lipper peer group generated returns of 15.25% and 14.60%, respectively.

The Fund's portfolio managers attribute the Fund's positive performance to their continued commitment to a strategy of long-term investments in growth stocks purchased at attractive prices. This strategy emphasizes companies that fit into the investment themes of Mass Affluence, New Technology, Restructuring, and Aging. New Technology and Mass Affluence were the Fund's strongest themes during this reporting period. QUALCOMM, Inc., Ericsson (Telefonaktiebolaget LM Ericsson), and Sirius Satellite Radio, Inc. turned in the top performances within the New Technology category, while Hennes & Maurtiz and Reckitt Benckiser were the key contributors within the Mass Affluence theme.

Fund detractors in 2004 included an electronic design automation (EDA) company that was subsequently eliminated from the portfolio and a Japanese wireless service provider whose operating margins were squeezed due to intensive competition. The portfolio still holds the wireless provider's primary competitor, which has emerged as a technology winner.

Please note: International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change, and differing accounting standards that may adversely affect portfolio securities. A redemption fee of 2% will be applied to shares of the Global Growth Fund if redeemed within 60 days of purchase.

Atlas Growth Opportunities Fund

Atlas Growth Opportunities Fund seeks long-term capital appreciation through investing in large company growth and value stocks. For the one-year period ended 12/31/04, the Fund returned 9.89%, compared to the average 7.79% return for the 965 funds in the Lipper Large-Cap Core category. The Fund's benchmark, the S&P 500 Index, returned 10.87%.

The Fund delivered positive performance during a relatively volatile period for equities. Gains were driven primarily by the market's upward trend during the second half of 2004, which made up for weakness earlier in the year. Performance lagged slightly behind that of the S&P 500 Index as a result of the Fund's relatively modest position in the energy sector, which performed well due to high oil and gas prices. Weakness in one of the Fund's telecommunication services holdings also caused the Fund's performance to lag slightly.

2004 Annual Review (continued)

Compared with the sectors that comprise its benchmark, Growth Opportunities' underlying investments and their weightings in the areas of Healthcare, Consumer Staples, Industrials, and Financials benefited the Fund. In the Healthcare sector, returns were strengthened by avoiding most large-capitalization pharmaceutical stocks and by maintaining overweighted positions in biotechnology stocks such as Genentech, Inc. The Fund was underweighted in Consumer Staples, one of the market's weaker areas, and the portfolio managers selected several good performers, including Coca-Cola and Costco. The portfolio managers emphasized the Fund's exposure to the Industrial sector, and again selected above-average performers including Raytheon Co., General Electric Co., and Tyco International Ltd. Individual stock selections enhanced returns among the Fund's financial holdings, including Franklin Resources, Inc., American Express Co., Prudential Financial, and Bank of America Corp.

Returns were constrained by the Fund's modest exposure to the Russian oil industry, which was hurt by Russian government regulatory actions. Performance also suffered from the Fund's relatively large position in telecommunications service provider IDT Corp., which lost ground on profit taking after posting sizeable gains in late 2003.

Atlas S&P 500 Index Fund

Atlas S&P 500 Index Fund attempts to mirror the risk and return of the Standard & Poor's 500 Index (S&P 500)-before fees and expenses-and enables investors to own part of a stock portfolio composed of the five hundred companies that make up the S&P 500.3 Benefiting from the continuation of a market recovery that began in 2003, for the twelve months ended 12/31/04, the Fund returned 10.37%,4 comparing favorably to the average 10.21% return for the 173 funds in the Lipper S&P 500 Index peer group. The Fund's performance was slightly under the index return of 10.87%.

Within the S&P 500 Index,5 the four top-performing sectors included Energy (+28.77% for the year), Utilities (+19.60% for the year), Telecommunication Services (+15.98% for the year), and Industrials (+15.95% for the year). All of the Index's sectors were positive in 2004. Additionally, the S&P 500 Index Fund's six largest positions had positive performance in 2004, with three of them returning over 20%: Exxon Mobil was up 28%, Johnson & Johnson returned 25.2%, and General Electric posted 20.75% for the period. Other strong contributors were eBay (+80.1%), Qualcomm (+ 58.2%), and UnitedHealth Group (+ 51.4%). Three holdings that detracted from performance during the year were Intel (–26.6%), Pfizer (–22.3%), and Merck (–27.8%).

3  The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000, reflects that of the Master Portfolio, adjusted for current fund net operating expenses. "Standard & Poor's®," "S&P®," "S&P 500®,"and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

4  Some of the Fund's expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

5  All sector weightings are as of 12/31/04 and are subject to change.

Atlas Strategic Growth Fund

Atlas Strategic Growth Fund seeks long-term growth by investing primarily in the stocks of medium-to-large U.S. companies. For the one-year period ended 12/31/04, the Fund posted a gain of 9.86%, compared to the average 11.05% return for the 794 funds in the Lipper Multi-Cap Core peer group. The Fund's current benchmark, the Russell 1000 Growth Index, returned only 6.30%.6

On October 20, 2004, responsibility for the management of the assets of the Strategic Growth portfolio was transitioned to Renaissance Investment Management. The Strategic Growth portfolio performed relatively well under their new guidance, compared with its benchmark. Managed health care providers were strong performers, as concerns of expanded government regulation of the managed care industry subsided. Biotechnology research companies were also strong performers, as were technology-related issues in the Electronic Technology and Computer Services industries. Finally, homebuilding stocks posted strong gains due to continued consumer demand and low interest rates. Overall, the Strategic Growth Fund's results reflected the portfolio managers' disciplined approach of investing in a diversified mix of stocks that offers a combination of good growth prospects, reasonable valuation, and strong earnings momentum.

Atlas Value Fund

Atlas Value Fund seeks long-term growth and some income through investments in value stocks of large U.S. companies. For the one-year period ended 12/31/04, the Fund's 16.47%7 return outperformed its index, the S&P 500 Index, which gained 10.87%. The Fund's performance also exceeded the average 14.39% return for the 503 funds in its peer group, the Lipper Multi-Cap Value category.

Hotchkis and Wiley assumed subadviser responsibilities for Atlas Value Fund on May 17, 2004. From that date through December 31, 2004, the Fund outperformed both the S&P 500 Index and its value-oriented counterpart, the Russell 1000 Value Index,8 primarily due to stock selection within the Consumer Discretionary sector. Leading the advance were Sears Roebuck & Co., MGM Mirage, and Centex Corporation, as all three posted double-digit gains. In terms of absolute performance, Electronic Data Systems (EDS) was the Fund's largest contributor from May 17 through the end of the reporting period. The Fund's above-market weight within the Healthcare sector detracted from performance, as one of the Fund's weakest contributors, Merck & Co., posted losses. Additional negative contributors included Safeway Inc., Tenet Healthcare, and St. Paul Travelers Companies.

6  The Russell 1000 Growth Index became the Fund's index as of October 20, 2004. Prior to that date, the Fund's benchmark was the S&P 500 Index, which rose 10.87% for the year.

7  Some of the Fund's expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

8  The Russell 1000 Value Index became the Fund's index as of May 17, 2004. Prior to that date, the Fund's benchmark was the S&P 500 Index.

2004 Annual Review (continued)

The Fund's managers noted that U.S. equity markets experienced many issues in 2004. Improved corporate earnings and optimism over the economic recovery were dampened by fears of inflation and higher interest rates. Record high crude oil prices and global unrest also impacted investors. By November, however, stocks made solid gains. The year came to a close with mergers and acquisitions in the news, and positive investor sentiment surrounding the deals helped move stocks higher. Still, volatility remains an issue in the market. In addition, a rising interest rate environment, decelerating corporate earnings, and moderate job growth could provide challenges in 2005. In the current environment, the Fund's management team believes stock selection will be the dominant factor associated with attractive investment results. The team will continue to focus on stocks that offer appreciation potential and controlled risk.

Atlas Bond Funds

Atlas American Enterprise Bond Fund

Atlas American Enterprise Bond Fund seeks to provide current income with capital preservation as an additional goal. The Fund may invest in a broad range of corporate and government securities. For the one-year period ended 12/31/04, the Fund returned 3.21%,9 slightly outpacing its benchmark, the Lehman Brothers Government/Credit Intermediate Index, which delivered 3.04% over the same period. The 476 funds in the Fund's peer group, the Lipper Intermediate Investment Grade Debt category, produced an average of 3.85%.

In the fourth quarter, intermediate- and long-term interest rates increased slightly as the Federal Reserve Board continued to raise short-term rates. Throughout 2004, rates on the 10-Year Treasury Note showed considerable volatility, but ended the year roughly where they began, suggesting the benign environment that existed for most bonds. In a year during which longer bonds generally returned more than shorter bonds, the Fund outperformed its index despite the fact that the average duration was only 80% of that of its benchmark. Perhaps the most important aspect of this achievement was the Fund's overweighted position in corporate bonds and mortgage-backed bonds as compared with its benchmark index, combined with an underweighted position in Treasury and Agency securities, which produced the lowest returns among investment-grade bond sectors.

Another contributor to performance was the portfolio managers' strategic security selection. AmerisourceBergen, American Standard, Sprint, Daimler Chrysler, Motorola, and Markel Corporation all performed well. In addition, several of the Fund's high-yield holdings (including Lear Corporation, American Standard, and YUM! Brands) were upgraded to investment grade status, the type of move that typically rewards the holders of these bonds.

9  Some of the Fund's expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, total returns would have been lower.

In 2005, the portfolio management team will keep a close eye on interest rates, employment, inflation risks, and rising commodities prices. The team will initially retain the defensive duration positioning of 2004 and work rigorously to add value through asset allocation and security selection.

Please note: There are risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas Municipal Bond Funds

Atlas municipal bond funds seek high current income exempt from federal income tax with capital preservation as an additional goal. California Municipal Bond Fund is also exempt from California income tax. For the one-year period ended 12/31/04, Atlas National Municipal Bond Fund ("National Fund") and Atlas California Municipal Bond Fund ("California Fund") returned 4.36% and 4.45%, respectively. The Funds' gains exceeded their respective peer groups' performances. The National Fund's peer group, 302 funds that comprise the Lipper General Municipal Debt category, generated an increase of 3.70%, while the California Fund's peer, 125 funds in the Lipper California Municipal Debt category, posted a gain of 4.34%. The Funds' results tracked comparably with the 4.48% performance of their benchmark, the Lehman Municipal Bond Index. At the end of 2004, the National Fund's current yield was 2.93%, with a taxable equivalent yield of 4.51%. The California Fund's current yield at year-end was 2.94%, while its taxable equivalent yield was 4.99%.10

The National Fund's solid performance was primarily due to duration management and security selection. The tax-exempt market was especially competitive, with any high-yield (lower quality) offerings seeing strong demand. The portfolio managers were able to participate in some of these investments (Broward County-Learjet, Interlocken CO Improvement, Baptist Memorial Health), which contributed to the total return. The Fund's exposure to the Hospital sector (11%) also added to performance. This sector, which generated a total return of 7.20% in 2004, was the second-best performer in the Lehman Index.

For the California Fund, increased exposure to California General Obligations early in the year, when yield spreads were historically very attractive, aided performance and helped the California Fund to outperform the benchmark. The Fund's exposure to uninsured Puerto Rico bonds and the Hospital sector also contributed to the performance of the Fund.

The high cash balances in both funds were a drag on performance, as the yields on money market instruments were significantly lower than yields on long-term

10  Taxable equivalent yields assume a 41.05% combined tax bracket for the California Municipal Bond Fund and a 35.00% federal tax bracket for the National Municipal Bond Fund. For some individuals, alternative minimum tax may apply.

2004 Annual Review (continued)

instruments. In addition, management's avoidance of tobacco bonds and limited exposure to the high-yield sector diminished the Funds' performance, as these sectors had high returns for the year.

In many respects, the portfolio managers believe some of the themes of the 2004 bond market will continue through 2005. Overall, the Funds' managers believe that a cautious position toward the fixed-income market seems prudent.

Please note: There are risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas Strategic Income Fund

Atlas Strategic Income Fund seeks to provide investors with high current income, consistent with capital preservation, by investing in a diversified portfolio of high-yield bonds, foreign debt, and government securities. For the year ended 12/31/04, the Fund returned 8.73%, outperforming its peer group, the Lipper Multi Sector Income category, which returned 8.35%. During the same period, the Fund's two benchmarks, the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index, returned 4.34% and 10.35%, respectively.

The portfolio managers attribute the Fund's competitive results in 2004 to its investments in emerging market and U.S. high-yield corporate bonds, as well as favorable movements in foreign currency exchange rates. Debt securities from Brazil and Russia proved beneficial, as these nations reformed their financial systems and instilled confidence among investors and rating agencies. The Fund avoided some of the weaker emerging markets, such as Turkey. Investments in foreign currencies of industrialized regions, including the Euro and Yen, helped the Fund when the U.S. dollar weakened.

High-yield corporate bonds contributed positively to performance, particularly early in 2004, when bonds in the "triple-C" range produced higher returns than more highly rated securities. The Fund benefited from its investments in the high-yield debt of companies in the cable television, energy, and basic materials industries. Although the Fund's holdings of U.S. government securities contributed less positively than other areas, the Fund benefited from its emphasis on mortgage-backed securities within the sector.

The Fund's performance was hindered by its duration posture, which for much of the reporting period was set in a range shorter than industry averages. While this stance helped preserve value during declining markets, it limited the Fund's participation in market rallies and slightly impeded performance. The Fund ended 2004 with an average duration of 4.38 years.

The portfolio managers have maintained a relatively short average duration for the Fund in anticipation of higher interest rates. They also recently reduced the Fund's exposure to emerging markets debt by taking profits in securities that had gained value. They have invested some of those assets in bonds of developed foreign markets, where values appear more attractive. The portfolio managers believe global economic growth is likely to continue, which should lead to further improvement in business conditions. However, some fixed-income markets, including the U.S., have not yet adjusted fully to the prospect of higher short-term interest rates. With short-term interest rates lower than the rate of inflation, the portfolio managers expect that further rate hikes are likely. In their judgment, these conditions offer both challenges and opportunities for fixed-income investors.

Please note: The Strategic Income Fund involves the risks associated with investing in high-yield, low-rated bonds known as "junk bonds," which have a greater chance of default on interest and principal payments. This fund also includes risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas U.S. Government and Mortgage Securities Fund

Atlas U.S. Government and Mortgage Securities Fund seeks high current income by investing primarily in mortgage-backed securities. Capital preservation is an additional goal. The Fund focuses predominantly on AAA-rated government agency mortgage-backed securities, including holdings in the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. For the one-year period ended 12/31/04, the Fund returned 1.72%, compared with the average 3.68% return of the 84 funds in its Lipper U.S. Mortgage Fund peer group. For the same period, the Fund's benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Index, returned 4.70%. The Fund's current yield as of 12/31/04 was 2.76%.

Despite the Federal Reserve's moves to increase short-term interest rates in 2004, long-term rates experienced little change. As a result, yields on mortgage-backed securities tracked long-term Treasury securities into year-end. In addition, although mortgage re-financings declined steadily, demand in the housing market sustained a strong level of new loan originations. One major challenge for the Fund stemmed from banks' and foreign investors' continued strong buying interest, which kept mortgage-backed securities prices relatively expensive over the course of the year. The Fund's portfolio managers maintained a defensive position throughout this tough environment, limiting exposure to longer-term bonds in anticipation that a general climate of rising interest rates would erode the Fund's net asset value. Given that long-term rates did not move in concert with short-term rates, the Fund's performance was hampered by its defensive posture.

2004 Annual Review (continued)

During the reporting period, selective purchases were made in short-term collateralized mortgage obligations (CMOs). The cash and short-term investment segment of the portfolio comprised nearly 69% of all holdings at year-end. Looking ahead into 2005, portfolio managers intend to maintain their goal of adding longer-term, higher-yielding investments to the Fund when mortgage-backed securities are attractively priced.

Please note: When interest rates decline, mortgage-backed securities are subject to prepayments of principal. This may affect the value of your investments in the Fund.

Atlas Money Market Funds

Atlas money market funds seek to provide investors with money market returns, after-tax advantages and stability of principal.11

The Atlas Money Fund invests in high-quality money market securities, which may include commercial paper, certificates of deposit, and treasury, agency, and taxable municipal securities. On 12/31/04, the Fund's current yield was 1.76%.

The Atlas U.S. Treasury Money Fund invests primarily in U.S. Treasury money market securities. It had a current yield of 1.26% at yearend.

The California Municipal Money Fund invests in short-term California municipal securities with the two highest credit ratings of AAA and AA. As of 12/31/04, the Fund's double tax-free current yield was 1.28%, with a taxable equivalent current yield of 2.19%.

On December 1, 2004, Boston Safe Advisors, Inc. assumed subadvisery responsibilities for the Money Market Fund and the U.S. Treasury Money Fund. Going forward, the new management team will seek to diversify the U.S. Treasury Money portfolio by spreading the Treasury securities over a wider range of maturities. The managers also plan to diversify the Money Market portfolio-which was heavily weighted in agency securities at the time they acquired the Fund-by investing more heavily in commercial paper, certificates of deposit, and taxable municipal investments.

11  A money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Money market yields quoted are 7-day current yields (as opposed to 30-day yields for other bond funds), reflecting short-term investments. Taxable equivalent yields assume a 41.05% combined tax bracket for the California Municipal Money Fund. For some individuals, alternative minimum tax may apply. Some of the Funds' expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, total returns would have been lower.

Atlas Stock and Bond Funds Total Returns  for periods ended December 31, 2004

	3 Months %	6 Months %	1 Year %	5 Years %	10 Years %	Since Inception %	Inception Date
Stock Funds
Balanced	7.17	6.58	9.24	(1.87)	5.38	4.53	9/30/93
Emerging Growth	9.41	9.64	15.45	(3.81)	-	6.45	4/30/97
Fund of Funds	7.87	7.67	9.92	-	-	5.94	5/1/02
Global Growth	15.34	13.60	17.79	3.08	-	13.09	4/30/96
Growth Opportunities	9.84	7.28	9.89	(1.63)	11.92	11.70	12/5/90
S&P 500 Index*	9.08	6.98	10.37	(2.79)	11.51	10.51	7/2/93
Strategic Growth	10.42	7.46	9.86	(8.77)	7.16	6.49	9/30/93
Value Fund*	11.64	11.97	16.47	-	-	5.36	5/1/02
Bond Funds
American Enterprise Bond*	0.49	2.80	3.21	-	-	3.05	5/1/03
California Municipal Bond	1.30	5.31	4.45	6.43	5.93	6.40	1/24/90
National Municipal Bond	1.24	5.32	4.36	6.75	6.05	6.56	1/24/90
Strategic Income	5.62	9.11	8.73	7.42	-	7.12	5/20/96
U.S. Government and Mortgage Securities	0.40	1.27	1.72	5.75	6.29	6.69	1/19/90

The data above represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For the current to most recent month-end performance data call 1-800-933-ATLAS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns assume reinvestment of dividends and capital gains. Please carefully consider the investment objectives, risks, charges, and expenses of Atlas products before investing. The prospectus contains these details and other information. Please call 1-800-933-ATLAS, visit www.atlasfunds.com or see your Atlas Representative for a prospectus and read it carefully before investing. While there are no sales charges associated with Atlas Funds, other charges do apply such as ongoing operating expenses.

A redemption fee of 2% will be applied to shares of the Global Growth Fund if redeemed within 60 days of purchase.

The Emerging Growth Fund involves greater risks associated with investing in small and emerging growth companies. Foreign investing involves greater risk due to currency fluctuation, political uncertainty, and changes in economic conditions. The Strategic Income Fund involves the risks associated with investing in high-yield low rated bonds known as "junk bonds," which have a greater chance of default on interest and principal payments. There are risks associated with an investment in a bond fund including interest rate risk, credit risk, and inflation risk. When interest rates decline, mortgage-backed securities are subject to prepayments of principal. All bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund. With Fund of Funds, shareholders are subject to the risks associated with each of the underlying Atlas Funds in proportion to their respective weighting within the portfolio.

*  Some of the Fund's expenses currently are being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

Bond fund yields are 30 days. Tax equivalent yields assume a 41.045% combined tax bracket for the California Municipal Fund and a 35.00% federal tax bracket for the National Municipal Fund; for some individuals, alternative minimum tax may apply.

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000, reflects that of the Master Portfolio, adjusted for current fund net operating expenses. "Standard & Poor's®," "S&P®," "S&P 500®," and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Distributed by Atlas Securities, Inc., a registered broker-dealer.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Comparing Atlas Funds Performance to the Market

As always, past performance is no guarantee of future results. The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our funds' portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable.

Balanced Fund	Emerging Growth Fund

Fund of Funds	Global Growth Fund

Growth Opportunities	S&P 500 Index Fund*

Strategic Growth Fund	Value Fund

*  The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Investment Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

  "Standard & Poor's®", "S&P®", "S&P 500®", and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Comparing Atlas Funds Performance to the Market (continued)

American Enterprise Bond Fund	California Municipal Bond Fund

National Municipal Bond Fund	Strategic Income Fund

U.S. Government and Mortgage Securities Fund

Shareholder Expenses  (unaudited)

As a shareholder of an Atlas Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about the hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Atlas Funds	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Annualized Expense Ratio	Expenses Paid During Period*
Balanced Fund
Actual	$1,000.00	$1,065.80	1.37%	$7.11
Hypothetical	1,000.00	1,018.20	1.37%	6.95
Emerging Growth Fund
Actual	1,000.00	1,096.40	1.59%	8.38
Hypothetical	1,000.00	1,017.10	1.59%	8.06
Fund of Funds[1]
Actual	1,000.00	1,076.70	0.57%	2.98
Hypothetical	1,000.00	1,022.30	0.57%	2.90
Global Growth Fund[2]
Actual	1,000.00	1,136.00	1.36%	7.30
Hypothetical	1,000.00	1,018.30	1.36%	6.90
Growth Opportunities Fund
Actual	1,000.00	1,072.80	1.17%	6.10
Hypothetical	1,000.00	1,019.30	1.17%	5.94
S&P 500 Index Fund
Actual	1,000.00	1,069.80	0.50%	2.60
Hypothetical	1,000.00	1,022.60	0.50%	2.54
Strategic Growth Fund
Actual	1,000.00	1,074.60	1.39%	7.25
Hypothetical	1,000.00	1,018.10	1.39%	7.05
Value Fund
Actual	1,000.00	1,119.70	1.40%	7.46
Hypothetical	1,000.00	1,018.10	1.40%	7.10

Atlas Funds	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Annualized Expense Ratio	Expenses Paid During Period*
American Enterprise Bond Fund
Actual	$1,000.00	$1,028.00	0.06%	$0.31
Hypothetical	1,000.00	1,024.80	0.06%	0.31
California Municipal Bond Fund
Actual	1,000.00	1,053.10	0.95%	4.90
Hypothetical	1,000.00	1,020.40	0.95%	4.82
National Municipal Bond Fund
Actual	1,000.00	1,053.20	1.00%	5.16
Hypothetical	1,000.00	1,020.10	1.00%	5.08
Strategic Income Fund
Actual	1,000.00	1,091.10	1.26%	6.62
Hypothetical	1,000.00	1,018.80	1.26%	6.39
U.S. Government and Mortgage Securities Fund
Actual	1,000.00	1,012.70	1.06%	5.36
Hypothetical	1,000.00	1,019.80	1.06%	5.38
California Municipal Money Fund
Actual	1,000.00	1,004.00	0.60%	3.02
Hypothetical	1,000.00	1,022.10	0.60%	3.05
Money Market Fund
Actual	1,000.00	1,006.50	0.39%	1.97
Hypothetical	1,000.00	1,023.20	0.39%	1.98
U.S. Treasury Money Fund
Actual	1,000.00	1,003.80	0.76%	3.83
Hypothetical	1,000.00	1,021.30	0.76%	3.86

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in a period (184 days), and divided by the number of days in the year (366 days).

1  Fund is not subject to distribution fees.

2  Fund charges a redemption fee of 2% to shares redeemed within 60 days of purchase.

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Balanced Fund
	shares or principal amount	market value (note 1)
Common Stocks - 59.15%
Banks - 3.45%
Bank of America Corp.	7,000	$328,930
Fremont General Corp.	15,500	390,290
Regions Financial Corp.	10,900	387,931
TCF Financial Corp.	12,500	401,750
Chemicals - .75%
Sherwin-Williams Co. (The)	7,400	330,262
Commercial Services - 2.10%
Brink's Co. (The)	13,400	529,568
Deluxe Corp. (o)	10,400	388,232
Computers - 3.01%
Imation Corp.	12,000	381,960
InFocus Corp. (b)	59,200	542,272
PalmOne, Inc. (b)(o)	12,400	391,220
Cosmetics & Personal Care - .87%
Estee Lauder Cos. (The), Inc. - Class A	8,300	379,891
Distribution & Wholesale - 1.73%
Hughes Supply, Inc.	11,100	359,085
W.W. Grainger, Inc.	6,000	399,720
Diversified Financial Services - 6.34%
AmeriCredit Corp. (b)	18,000	440,100
CIT Group, Inc.	9,400	430,708
Countrywide Financial Corp.	9,000	333,090
Doral Financial Corp.	8,500	418,625
Fannie Mae	5,100	363,171
Freddie Mac	5,300	390,610
WFS Financial, Inc.	7,800	396,084
Electric - 3.19%
Edison International	12,100	387,563
NRG Energy, Inc. (b)	16,000	576,800
Reliant Energy, Inc. (b)	31,600	431,340
Food - 2.07%
Kraft Foods, Inc. - Class A (o)	10,975	390,820
Pilgrim's Pride Corp.	16,800	515,424
Household Products & Wares - 2.00%
Clorox Co.	7,600	447,868
Newell Rubbermaid, Inc.	17,700	428,163
Insurance - 3.20%
Alleghany Corp. (b)	1,200	342,300
MBIA, Inc.	4,600	291,088
MGIC Investment Corp.	5,600	385,896
Torchmark Corp.	6,700	382,838
Internet - .42%
McAfee, Inc. (b)(o)	6,300	182,259
Iron & Steel - 1.98%
Nucor Corp.	7,000	366,380
United States Steel Corp.	9,800	502,250
Leisure Time - .87%
Sabre Holdings Corp. - Class A	17,100	378,936
Machinery - Construction & Mining - 1.09%
Terex Corp. (b)(o)	10,000	476,500
Machinery - Diversified - 2.26%
AGCO Corp. (b)	21,000	459,690
Cummins, Inc.	6,300	527,877
Miscellaneous - Manufacturing - 2.67%
Eastman Kodak Co.	12,200	393,450
Mattel, Inc.	20,500	399,545
Stanley Works (The)	7,700	377,223

Atlas Balanced Fund	(continued)
	shares or principal amount	market value (note 1)
Oil & Gas - 8.05%
Amerada Hess Corp.	6,100	$502,518
Anadarko Petroleum Corp.	6,400	414,784
Apache Corp.	8,200	414,592
Burlington Resources, Inc.	11,800	513,300
Premcor, Inc.	11,800	497,606
Sunoco, Inc.	4,600	375,866
Tesoro Corp. (b)	11,200	356,832
Valero Energy Corp.	9,800	444,920
Pharmaceuticals - .79%
Pfizer, Inc.	12,800	344,192
Pipelines - 1.07%
Equitable Resources, Inc.	7,700	467,082
Real Estate Management & Development - .80%
LNR Property Corp. (o)	5,600	352,296
REITS - 2.71%
Cousins Properties, Inc. REIT	4,200	127,134
Equity Office Properties Trust REIT	12,200	355,264
Impac Mortgage Holdings, Inc. REIT	13,800	312,846
New Century Financial Corp. REIT	6,100	389,851
Retail - 3.38%
Circuit City Stores, Inc.	20,400	319,056
Darden Restaurants, Inc.	14,300	396,682
Dillard's, Inc. - Class A	10,300	276,761
Kmart Holding Corp. (b)(o)	3,000	296,850
Toys 'R' Us, Inc. (b)	9,200	188,324
Software - 1.90%
Activision, Inc. (b)(o)	20,800	419,744
Autodesk, Inc.	10,800	409,860
Telecommunications - 1.19%
CenturyTel, Inc.	14,700	521,409
Transportation - 1.26%
Laidlaw International (b)	25,700	549,980
Total Common Stocks (cost: $23,469,258)		25,875,458
Corporate Bonds and Notes - 30.79%
Aerospace & Defense - .75%
United Technologies Corp., 6.10% Unsec. Nts., due 05/15/12	$300,000	330,095
Banks - 4.85%
Bank of America Corp.,
6.375% Unsec. Sub. Nts., due 02/15/08	150,000	161,424
7.75% Unsec. Sub. Nts., due 08/15/15	150,000	180,083
Bank One Corp.,
5.90% Sub. Nts., due 11/15/11	300,000	322,719
Mellon Funding Corp.,
6.375% Sub. Nts., due 02/15/10	300,000	326,558
US Bank National Association,
6.30% Sr. Sub. Nts., due 07/15/08	300,000	324,746
Wachovia Bank NA,
7.875% Sub. Nts., due 02/15/10	150,000	174,872
Wachovia Corp.,
6.375% Sub. Nts., due 02/01/09	300,000	325,916
Wells Fargo & Co.,
5.00% Unsec. Sub. Nts., due 11/15/14	300,000	303,420
Beverages - .82%
Anheuser-Busch Cos., Inc.,
7.50% Nts., due 03/15/12	300,000	356,793

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Fund	(continued)
	shares or principal amount	market value (note 1)
Chemicals - .64%
E.I. Du Pont de Nemours & Co., 6.875% Unsec. Nts., due 10/15/09	$250,000	$281,983
Computers - 1.30%
Hewlett-Packard Co., 5.50% Nts., due 07/01/07	300,000	312,861
IBM Corp., 4.75% Sr. Unsec. Nts., due 11/29/12	250,000	255,268
Diversified Financial Services - 8.96%
American Express Co., 5.50% Nts., due 09/12/06	325,000	336,617
Bear Stearns Cos. (The), Inc., 4.50% Nts., due 10/28/10	300,000	302,570
Citigroup, Inc., 7.25% Unsec. Sub. Nts., due 10/01/10	300,000	345,075
Countrywide Home Loans, Inc., 5.625% Medium-Term Nts., Series K, due 05/15/07	300,000	312,938
Credit Suisse First Boston (USA), Inc., 6.125% Nts., due 11/15/11	300,000	327,143
Goldman Sachs Group, Inc., 6.60% Sr. Unsec. Unsub. Nts., due 01/15/12	300,000	334,812
Household Finance Corp.,
6.375% Sr. Unsec. Nts., due 08/01/10	100,000	108,670
7.875% Sr. Unsec. Nts., due 03/01/07	250,000	272,044
International Lease Finance Corp., 5.75% Unsec. Nts., due 10/15/06	350,000	364,363
Lehman Brothers Holdings, Inc., 7.875% Bonds, due 08/15/10	300,000	352,123
Merrill Lynch & Co., Inc., 6.00% Sr. Unsec. Unsub. Nts., due 02/17/09	300,000	321,983
Morgan Stanley, 7.00% Sr. Unsec. Debs., due 10/01/13	250,000	280,687
SLM Corp., 5.375% Medium-Term Nts., Series A, due 01/15/13	250,000	258,608
Electric - .77%
WPS Resources Corp., 7.00% Sr. Unsec. Unsub. Nts., due 11/01/09	300,000	336,926
Electrical Components & Equipment - .74%
Emerson Electric Co., 5.75% Nts., due 11/01/11	300,000	325,147
Food - 1.31%
H.J. Heinz Co., 6.00% Nts., due 03/15/08	250,000	266,531
Kraft Foods, Inc., 4.625% Nts., due 11/01/06	300,000	306,185
Insurance - .78%
MGIC Investment Corp., 6.00% Sr. Unsec. Nts., due 03/15/07	325,000	341,301
Machinery - Construction & Mining - .78%
Caterpillar, Inc., 7.25% Sr. Unsec. Unsub. Debs., due 09/15/09	300,000	339,390
Machinery - Diversified - .80%
Deere & Co., 6.95% Sr. Nts., due 04/25/14	300,000	350,613
Miscellaneous - Manufacturing - .96%
General Electric Co., 5.00% Unsec. Nts., due 02/01/13	250,000	256,491
Honeywell International, Inc., 6.125% Bonds, due 11/01/11	150,000	165,214

Atlas Balanced Fund	(continued)
	shares or principal amount	market value (note 1)
Oil & Gas - 2.16%
ChevronTexaco Corp., 5.50% Nts., due 01/15/09	$160,000	$169,080
Conoco Funding Co., 5.45% Gtd. Nts., due 10/15/06	335,000	346,945
Marathon Oil Corp., 5.375% Unsec. Nts., due 06/01/07	250,000	259,968
Occidental Petroleum Corp., 7.375% Sr. Unsec. Nts., due 11/15/08	150,000	168,211
Oil & Gas Services - .62%
Baker Hughes, Inc., 6.25% Sr. Unsec. Nts., due 01/15/09	250,000	270,815
Retail - 2.53%
Costco Wholesale Corp., 5.50% Sr. Nts., due 03/15/07	150,000	155,958
Nordstrom, Inc., 5.625% Sr. Nts., due 01/15/09	250,000	264,581
Target Corp., 7.50% Sr. Unsec. Nts., due 08/15/10	300,000	350,738
Wal-Mart Stores, Inc., 6.875% Sr. Unsec. Nts., due 08/10/09	300,000	336,867
Semiconductors - .82%
Texas Instruments, Inc., 6.125% Unsec. Nts., due 02/01/06	350,000	359,593
Telecommunications - 1.20%
BellSouth Corp., 6.00% Nts., due 10/15/11	150,000	163,491
SBC Communications, Inc., 5.75% Sr. Unsec. Nts., due 05/02/06	350,000	361,221
Total Corporate Bonds and Notes (cost: $13,492,021)		13,469,637
Mortgage-Backed Obligations - .55%
Government - Sponsored Enterprises - .55%
Fannie Mae,
6.00% due 05/01/32	138,580	143,486
6.50% due 04/01/32	91,239	95,766
Total Mortgage-Backed Obligations (cost: $226,912)		239,252
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 7.92%
Fannie Mae,
3.25% due 08/15/08	550,000	542,751
4.00% due 12/15/08	470,000	469,502
Freddie Mac,
3.05% due 01/19/07	465,000	463,030
4.25% due 06/15/05	700,000	705,151
4.875% due 03/15/07	650,000	671,130
5.25% due 01/15/06	600,000	612,853
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $3,469,347)		3,464,417
	principal amount or units (i)
Rights, Warrants and Certificates - .00%
Lucent Technologies, Inc. Wts., Exp. 12/10/07 (b)	1,338	2,114
Total Rights, Warrants and Certificates (cost: $0)		2,114

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Balanced Fund	(continued)
	shares or principal amount	market value (note 1)
Short-Term Investments - 7.33%
Dreyfus Cash Management Plus Fund (p)	884,761	$884,761
Goldman Sachs Financial Square Prime Obligations Fund (p)	1,950,281	1,950,281
Triparty Repurchase Agreement dated December 31, 2004 with Investors Bank & Trust Co., effective yield of 1.05%, due January 3, 2005, collateralized by U.S. Treasury Bonds, 2.625%, November 15, 2006 with a value of $378,760	$371,185	371,185
Total Short-Term Investments (cost: $3,206,227)		3,206,227
Total Securities (cost: $43,863,765) - 105.74%		46,257,105
Other Assets and Liabilities, Net - (5.74)%		(2,511,139)
Net Assets - 100.00%		$43,745,966

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	7.78%
Consumer Staples	3.96
Energy	9.12
Financials	16.50
Health Care	0.79
Industrials	8.44
Information Technology	6.20
Materials	1.98
Telecommunication Services	1.19
Utilities	3.19
Corporate Bonds and Notes	30.79
Government-Sponsored Enterprises (Non-Mortgage-Backed)	7.92
Mortgage-Backed Obligations	0.55
Short-Term Investments	7.33
105.74%

Atlas Emerging Growth Fund
	shares or principal amount	market value (note 1)
Common Stocks - 97.29%
Advertising - 1.99%
R.H. Donnelley Corp. (b)	17,600	$1,039,280
Aerospace & Defense - 1.59%
Curtiss-Wright Corp.	4,510	258,919
Titan Corp. (b)	35,240	570,888
Airlines - 1.38%
Continental Airlines, Inc. - Class B (b)	53,090	718,839
Apparel - .86%
Quiksilver, Inc. (b)	15,000	446,850
Auto Parts & Equipment - .96%
Goodyear Tire & Rubber Co. (The) (b)(o)	34,110	500,053
Banks - 5.51%
Brookline Bancorp, Inc.	21,570	352,022
First Republic Bank	12,810	678,930
Hanmi Financial Corp.	7,480	268,831
Provident Bankshares Corp.	14,480	526,638
South Financial Group (The), Inc.	12,140	394,914
Southwest Bancorp of Texas, Inc.	18,120	422,015
Wintrust Financial Corp.	4,150	236,384

Atlas Emerging Growth Fund	(continued)
	shares or principal amount	market value (note 1)
Biotechnology - .47%
Serologicals Corp. (b)	11,170	$247,080
Building Materials - 1.06%
Texas Industries, Inc.	8,880	553,934
Chemicals - 3.29%
FMC Corp. (b)	13,880	670,404
Georgia Gulf Corp.	9,700	483,060
Minerals Technologies, Inc.	8,500	566,950
Coal - 1.03%
Foundation Coal Holdings, Inc. (b)(o)	23,330	537,990
Commercial Services - 3.98%
Adesa, Inc.	26,910	571,030
Brink's Co. (The)	23,300	920,816
Chemed Corp.	3,380	226,832
Global Payments, Inc.	6,130	358,850
Computers - 4.05%
Advanced Digital Information Corp. (b)	25,200	252,504
Intergraph Corp. (b)	37,070	998,295
Jack Henry & Associates, Inc.	18,060	359,575
Nam Tai Electronics, Inc.	26,300	506,275
Cosmetics & Personal Care - .72%
Elizabeth Arden, Inc. (b)	15,740	373,668
Diversified Financial Services - 1.39%
Knight Trading Group, Inc. (b)	66,270	725,656
Electronics - 1.42%
Nanometrics, Inc. (b)(o)	15,050	242,591
Thomas & Betts Corp. (b)	16,290	500,917
Engineering & Construction - 1.26%
Washington Group International, Inc. (b)	16,010	660,412
Environmental Control - 1.55%
Metal Management, Inc.	13,460	361,670
Waste Connections, Inc. (b)	13,160	450,730
Food - 1.09%
Ralcorp Holdings, Inc.	13,550	568,151
Gas - 1.19%
Southern Union Co. (b)	26,008	623,672
Health Care - Products - 2.24%
Inamed Corp. (b)	10,170	643,252
Invacare Corp.	4,930	228,062
Merit Medical Systems, Inc. (b)	19,720	301,322
Health Care - Services - 2.95%
Apria Healthcare Group, Inc. (b)(o)	16,040	528,518
Beverly Enterprises, Inc. (b)	64,040	585,966
Kindred Healthcare, Inc. (b)	14,220	425,889
Household Products & Wares - 1.28%
Jarden Corp. (b)	15,390	668,542
Insurance - 1.47%
Ohio Casualty Corp. (b)	16,980	394,106
ProAssurance Corp. (b)	9,560	373,892
Internet - 3.93%
j2 Global Communications, Inc. (b)	19,910	686,895
Netease.com, Inc., Sponsored ADR (b)(o)	10,480	553,658
SonicWALL, Inc. (b)	42,730	270,054
Websense, Inc. (b)	10,740	544,733
Iron & Steel - .87%
AK Steel Holding Corp. (b)	31,250	452,187
Leisure Time - .82%
Multimedia Games, Inc. (b)	27,230	429,145
Lodging - .78%
Choice Hotels International, Inc.	7,030	407,740

The accompanying notes are an integral part of these financial statements.

Atlas Emerging Growth Fund	(continued)
	shares or principal amount	market value (note 1)
Machinery - Construction & Mining - 3.09%
Bucyrus International, Inc. - Class A	10,400	$422,656
Joy Global, Inc.	18,190	789,992
Terex Corp. (b)	8,410	400,736
Machinery - Diversified - .92%
Idex Corp.	11,810	478,305
Miscellaneous - Manufacturing - 3.04%
Ceradyne, Inc. (b)(o)	15,260	873,025
Kennametal, Inc.	7,160	356,353
Trinity Industries, Inc.	10,510	358,181
Oil & Gas - .59%
Swift Energy Co. (b)	10,650	308,211
Oil & Gas Services - 1.99%
CAL Dive International, Inc. (b)	12,760	519,970
Lone Star Technologies, Inc. (b)	15,550	520,303
Pharmaceuticals - 2.25%
Impax Laboratories, Inc. (b)	16,460	261,385
Medicines Co. (The) (b)	18,130	522,144
Par Pharmaceutical Cos., Inc. (b)	9,500	393,110
Pipelines - 1.42%
McDermott International, Inc. (b)	40,360	741,010
REITS - 6.80%
Alexandria Real Estate Equities, Inc. REIT	9,030	672,013
Capital Automotive REIT	16,990	603,570
CBL & Associates Properties, Inc. REIT	6,400	488,640
Kilroy Realty Corp. REIT	5,970	255,217
Maguire Properties, Inc. REIT	19,630	539,040
MI Developments, Inc. - Class A	12,140	366,264
Reckson Associates Realty Corp. REIT	19,140	627,983
Retail - 6.38%
Build-A-Bear Workshop, Inc. (b)	10,330	363,099
Dick's Sporting Goods, Inc. (b)	10,710	376,456
GameStop Corp. - Class A (b)	12,030	268,991
Guitar Center, Inc. (b)	8,600	453,134
RARE Hospitality International, Inc. (b)	18,760	597,694
Red Robin Gourmet Burgers (b)	9,420	503,687
Sonic Corp. (b)	16,290	496,845
Yankee Candle Co., Inc. (b)	8,180	271,412
Savings & Loans - 2.70%
BankAtlantic Bancorp, Inc. - Class A	23,970	477,003
Commercial Capital Bancorp, Inc.	24,390	565,360
First Niagara Financial Group, Inc.	26,240	366,048
Semiconductors - 2.17%
DSP Group, Inc. (b)	26,260	586,386
Silicon Image, Inc. (b)	33,220	546,801
Software - 4.93%
Analogic Corp.	10,290	460,889
Avid Technology, Inc. (b)	9,870	609,473
eFunds Corp. (b)	23,580	566,156
Hyperion Solutions Corp. (b)	9,270	432,167
Transaction Systems Architects, Inc. - Class A (b)	25,620	508,557
Telecommunications - 6.47%
Alamosa Holdings, Inc. (b)(o)	106,310	1,325,686
AudioCodes Ltd. (b)(o)	31,870	529,361
Extreme Networks, Inc. (b)	38,490	252,110
Leap Wireless International, Inc. (b)	19,270	520,290
Spectrasite, Inc. (b)	13,020	753,858

Atlas Emerging Growth Fund	(continued)
	shares or principal amount	market value (note 1)
Transportation - 5.41%
General Maritime Corp. (b)	14,370	$574,082
Laidlaw International (b)	54,240	1,160,736
OMI Corp.	29,440	496,064
Overnite Corp.	16,030	596,957
Total Common Stocks (cost: $43,127,642)		50,826,996
Short-Term Investments - 9.23%
Dreyfus Cash Management Plus Fund (p)	970,858	970,858
Goldman Sachs Financial Square Prime Obligations Fund (p)	2,140,064	2,140,064
Triparty Repurchase Agreement dated December 31, 2004 with Investors Bank & Trust Co., effective yield of 1.05%, due January 3, 2005, collateralized by U.S. Treasury Bonds, 2.625%, November 15, 2006, with a value of $1,744,561	$1,709,516	1,709,516
Total Short-Term Investments (cost: $4,820,438)		4,820,438
Total Securities (cost: $47,948,080) - 106.52%		55,647,434
Other Assets and Liabilities, Net - (6.52)%		(3,405,425)
Net Assets - 100.00%		$52,242,009

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	15.22%
Consumer Staples	1.81
Energy	4.03
Financials	20.33
Health Care	7.91
Industrials	18.41
Information Technology	14.83
Materials	8.58
Telecommunication Services	4.98
Utilities	1.19
Short-Term Investments	9.23
106.52%

Atlas Fund of Funds
	shares	market value
Investment in Atlas Funds - 99.51%
Value Fund	906,491	$10,207,092
Emerging Growth Fund	564,553	8,733,631
Global Growth Fund	393,930	8,280,415
Growth Opportunities Fund	345,294	7,796,730
Strategic Income Fund	1,429,417	6,703,964
American Enterprise Bond Fund	622,709	6,214,637
Strategic Growth Fund	417,212	5,348,663
Balanced Fund	444,845	4,906,638
U.S. Government and Mortgage Securities Fund	480,287	4,870,110
Money Market Fund	2,038,739	2,038,739
Total Investment in Atlas Funds (cost: $59,251,295)		65,100,619
Total Securities (cost: $59,251,295) - 99.51%		65,100,619
Other Assets and Liabilities, Net - .49%		319,507
Net Assets - 100.00%		$65,420,126

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Fund of Funds	(continued)

Investment (Unaudited)	Percent Of Net Assets
Value Fund	15.60%
Emerging Growth Fund	13.35
Global Growth Fund	12.66
Growth Opportunities Fund	11.92
Strategic Income Fund	10.25
American Enterprise Bond Fund	9.50
Strategic Growth Fund	8.17
Balanced Fund	7.50
U.S. Government and Mortgage Securities Fund	7.44
Money Market Fund	3.12
99.51%

Atlas Global Growth Fund
	shares or principal amount	market value (s) (note 1)
Common Stocks - 91.82%
Advertising - .85%
JC Decaux SA (b)	38,980	$1,134,026
WPP Group PLC	84,340	926,111
Aerospace & Defense - 2.99%
Boeing Co. (The)	21,600	1,118,232
Empresa Brasileira de Aeronautica SA, Sponsored ADR	70,153	2,345,916
Lockheed Martin Corp.	18,200	1,011,010
Northrop Grumman Corp.	19,400	1,054,584
Raytheon Co.	44,200	1,716,286
Apparel - .30%
Coach, Inc. (b)	12,900	727,560
Auto Manufacturers - 1.31%
Porsche AG Preferred	1,743	1,101,748
Toyota Motor Corp.	51,000	2,072,605
Banks - 8.44%
ABN AMRO Holding NV	86,500	2,283,363
Anglo Irish Bank Corp. PLC	56,900	1,377,688
Australia & New Zealand Banking Group Ltd.	63,172	1,015,791
Commerce Bancorp, Inc.	7,000	450,800
HSBC Holdings PLC	147,553	2,524,772
ICICI Bank Ltd., Sponsored ADR (o)	90,825	1,830,124
Northern Trust Corp.	15,600	757,848
Resona Holdings, Inc. (b)	476,000	964,896
Royal Bank of Scotland Group PLC	139,387	4,679,842
Societe Generale - Class A	21,610	2,179,046
Wachovia Corp.	45,680	2,402,768
Beverages - 1.76%
Companhia de Bebidas das Americas, Sponsored ADR	42,653	1,208,359
Diageo PLC	31,040	441,962
Fomento Economico Mexicano SA	211,800	1,111,508
Grupo Modelo SA - Class C	312,000	857,699
LVMH Moet Hennessy Louis Vuitton SA	8,410	641,855
Biotechnology - 2.70%
Affymetrix, Inc. (b)(o)	31,800	1,162,290
Amgen, Inc. (b)	35,060	2,249,099
Genentech, Inc. (b)	20,000	1,088,800
Genzyme Corp. (b)	19,000	1,103,330
Human Genome Sciences, Inc. (b)	24,000	288,480
Millennium Pharmaceuticals, Inc. (b)	21,800	264,216
Nektar Therapeutics (b)	5,000	101,200

Atlas Global Growth Fund	(continued)
	shares or principal amount	market value (s) (note 1)
Nektar Therapeutics (a)(b)(f)(m)	17,092	$276,754
Computers - 1.92%
Cadence Design Systems, Inc. (b)	68,141	941,027
International Business Machines Corp.	23,226	2,289,619
Sun Microsystems, Inc. (b)	264,100	1,420,858
Cosmetics & Personal Care - 1.07%
Gillette Co. (The)	39,400	1,764,332
Shiseido Co. Ltd.	57,000	824,364
Diversified Financial Services - 4.54%
American Express Co.	31,800	1,792,566
Charles Schwab Corp. (The)	67,900	812,084
Citigroup, Inc.	16,066	774,060
Credit Saison Co. Ltd.	37,100	1,348,631
JP Morgan Chase & Co.	94,611	3,690,775
MBNA Corp.	73,300	2,066,327
MLP AG (o)	26,132	516,387
Electric - .40%
Energias de Portugal SA	204,352	617,207
Fortum Oyj	19,800	365,249
Electrical Components & Equipment - 1.56%
Nidec Corp.	3,900	474,720
Omron Corp.	10,000	238,281
Samsung Electronics Co. Ltd.	4,729	2,057,974
Sharp Corp.	62,000	1,010,876
Electronics - 1.35%
Applera Corp. - Applied Biosystems Group	38,900	813,399
Hoya Corp.	5,300	597,612
Keyence Corp.	4,010	897,277
Murata Manufacturing Co. Ltd.	17,100	954,907
Engineering & Construction - 1.52%
Hyundai Heavy Industries Co. Ltd. (b)	26,863	893,963
JGC Corp.	38,000	347,003
Technip SA	13,330	2,455,365
Entertainment - .62%
International Game Technology Corp.	43,900	1,509,282
Food - 1.22%
Cadbury Schweppes PLC	249,482	2,318,760
Carrefour SA	13,380	634,990
Gas - .52%
Hong Kong & China Gas	616,000	1,271,974
Health Care - Products - 1.26%
Cie Generale D'Optique Essilor International SA	13,800	1,077,520
Smith & Nephew PLC	194,490	1,986,549
Health Care - Services - .82%
Quest Diagnostics, Inc.	20,800	1,987,440
Holding Companies - Diversified - .66%
Hutchison Whampoa Ltd.	109,000	1,020,192
Investor AB - Class B	46,293	588,190
Household Products & Wares - 1.91%
Reckitt Benckiser PLC	153,293	4,623,830
Insurance - 4.06%
ACE Ltd.	49,412	2,112,363
Aegon NV	126,424	1,717,424
Allianz AG	16,876	2,230,829
Berkshire Hathaway, Inc. - Class B (b)	550	1,614,800
Everest Re Group Ltd.	9,600	859,776
Manulife Financial Corp.	28,272	1,302,510

The accompanying notes are an integral part of these financial statements.

Atlas Global Growth Fund	(continued)
	shares or principal amount	market value (s) (note 1)
Internet - 1.72%
Amazon.com, Inc. (b)	21,600	$956,664
Symantec Corp. (b)	47,900	1,233,904
Trend Micro, Inc. (b)	26,000	1,401,228
Yahoo! Japan Corp. (b)	123	589,767
Media - 7.17%
Grupo Televisa SA, Sponsored ADR	31,432	1,901,636
Pearson PLC	150,090	1,807,723
Reed Elsevier PLC	110,227	1,014,977
Singapore Press Holdings Ltd.	434,681	1,224,379
Sirius Satellite Radio, Inc. (b)	1,014,100	7,757,865
Societe Television Francaise 1	27,060	877,769
Television Broadcasts Ltd.	361,022	1,676,731
Wolters Kluwer NV	55,568	1,111,609
Miscellaneous - Manufacturing - .97%
Nikon Corp. (o)	91,371	1,127,333
Siemens AG	14,421	1,218,394
Office & Business Equipment - .38%
Canon, Inc.	17,000	916,188
Oil & Gas - 6.49%
BP PLC, Sponsored ADR	31,060	1,813,904
Burlington Resources, Inc.	24,800	1,078,800
ChevronTexaco Corp.	35,816	1,880,698
EnCana Corp.	27,296	1,552,637
ENI-Ente Nazionale Idrocarburi SpA	41,800	1,042,828
GlobalSantaFe Corp.	68,600	2,271,346
Husky Energy, Inc.	76,590	2,181,462
Total SA	4,380	953,316
Transocean, Inc. (b)	69,500	2,946,105
Pharmaceuticals - 7.28%
AstraZeneca PLC	20,150	729,427
Chugai Pharmaceutical Co. Ltd.	58,300	962,481
Eli Lilly & Co.	12,400	703,700
Express Scripts, Inc. (b)	12,600	963,144
Gilead Sciences, Inc. (b)	53,800	1,882,462
Novartis AG	30,716	1,543,274
Pfizer, Inc.	50,722	1,363,915
Roche Holding AG	23,648	2,714,300
Sanofi-Synthelabo SA	52,897	4,212,649
Schering-Plough Corp.	60,100	1,254,888
Shionogi & Co. Ltd.	95,000	1,311,909
Retail - 5.66%
Boots Group PLC	77,005	967,312
Circuit City Stores, Inc.	96,543	1,509,933
Dixons Group PLC	686,840	2,000,663
Gap, Inc. (The)	39,100	825,792
Hennes & Maurtiz AB - Class B	149,400	5,200,526
RadioShack Corp.	25,300	831,864
Seven-Eleven Japan Co. Ltd.	25,000	786,960
Starbucks Corp. (b)	25,600	1,596,416
Semiconductors - 3.11%
Advanced Micro Devices, Inc. (b)	147,000	3,236,940
Altera Corp. (b)	19,300	399,510
National Semiconductor Corp.	85,000	1,525,750
Silicon Laboratories, Inc. (b)	12,100	427,251
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	228,401	1,939,124
Software - 2.75%
BEA Systems, Inc. (b)	108,800	963,968
Electronic Arts, Inc. (b)	7,026	433,364
IMS Health, Inc.	40,600	942,326
Novell, Inc. (b)(o)	138,500	934,875
Red Hat, Inc. (b)(o)	31,200	416,520

Atlas Global Growth Fund	(continued)
	shares or principal amount	market value (s) (note 1)
SAP AG	12,935	$2,302,018
Veritas Software Corp. (b)(o)	23,600	673,780
Telecommunications - 13.59%
Alcatel SA (b)	80,160	1,243,112
Cisco Systems, Inc. (b)	70,700	1,364,510
Corning, Inc. (b)	95,100	1,119,327
France Telecom SA	69,424	2,290,519
Hutchison Telecommunications International Ltd. (b)	1,400	1,261
JDS Uniphase Corp. (b)(o)	343,500	1,088,895
Juniper Networks, Inc. (b)	33,600	913,584
KDDI Corp.	659	3,545,152
Qualcomm, Inc.	52,840	2,240,416
Scientific-Atlanta, Inc.	23,960	790,920
SK Telecom Co. Ltd.	3,050	580,419
SK Telecom Co. Ltd., Sponsored ADR	38,600	858,850
Tandberg ASA	105,400	1,305,411
Tele Norte Leste Participacoes SA	5	88
Tele Norte Leste Participacoes SA Preferred	106,430	1,779,176
Telefonaktiebolaget LM Ericsson - Class B (b)	1,679,600	5,354,112
Vodafone Group PLC	3,127,120	8,464,627
Transportation - .56%
Amadeus Global Travel Distribution - Class A	109,252	1,120,140
Peninsular and Oriental Steam Navigation Co. (The)	43,270	246,688
Venture Capital - .36%
3I Group PLC	69,361	885,247
Total Common Stocks (cost: $162,003,184)		222,578,618
Short-Term Investments - 10.23%
Dreyfus Cash Management Plus Fund (p)	1,773,648	1,773,648
Goldman Sachs Financial Square Prime Obligations Fund (p)	3,909,656	3,909,656
Triparty Repurchase Agreement dated December 31, 2004 with Investors Bank & Trust Co., effective yield of 1.05%, due January 3, 2005, collateralized by U.S. Treasury Bonds, 2.625%, November 15, 2006, with a value of $19,496,259	$19,106,083	19,106,083
Total Short-Term Investments (cost: $24,789,387)		24,789,387
Total Securities (cost: $186,792,571) - 102.05%		247,368,005
Other Assets and Liabilities, Net - (2.05)%		(4,965,940)
Net Assets - 100.00%		$242,402,065

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	16.27%
Consumer Staples	6.41
Energy	7.50
Financials	17.64
Health Care	12.79
Industrials	4.52
Information Technology	18.54
Telecommunication Services	7.23
Utilities	0.92
Short-Term Investments	10.23
102.05%

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Growth Opportunities Fund
	shares or principal amount	market value (note 1)
Common Stocks - 99.12%
Advertising - .41%
Omnicom Group, Inc.	19,400	$1,635,808
Aerospace & Defense - 2.90%
Empresa Brasileira de Aeronautica SA, Sponsored ADR	121,300	4,056,272
L-3 Communications Holdings, Inc.	14,400	1,054,656
Raytheon Co.	168,500	6,542,855
Apparel - .49%
Polo Ralph Lauren Corp.	45,700	1,946,820
Auto Parts & Equipment - .59%
Autoliv, Inc.	49,100	2,371,530
Banks - 4.67%
Bank of America Corp.	219,636	10,320,695
Commerce Bancorp, Inc.	33,100	2,131,640
Wells Fargo & Co.	101,200	6,289,580
Beverages - 1.33%
Coca-Cola Co. (The)	48,900	2,035,707
Pepsico, Inc.	63,600	3,319,920
Biotechnology - 2.73%
Amgen, Inc. (b)	69,600	4,464,840
Celgene Corp. (b)	34,100	904,673
Genentech, Inc. (b)	62,500	3,402,500
Genzyme Corp. (b)	37,400	2,171,818
Chemicals - 1.04%
Praxair, Inc.	94,300	4,163,345
Commercial Services - 3.52%
Accenture, Ltd. - Class A (b)	73,500	1,984,500
Apollo Group, Inc. - Class A (b)	26,400	2,130,744
Cendant Corp.	383,000	8,954,540
Monster Worldwide, Inc. (b)	30,800	1,036,112
Computers - 7.15%
Agilent Technologies, Inc. (b)	66,400	1,600,240
Apple Computer, Inc. (b)	36,800	2,369,920
Dell, Inc. (b)	63,400	2,671,676
EMC Corp. (b)	361,400	5,374,018
International Business Machines Corp.	139,600	13,761,767
Network Appliance, Inc. (b)	43,100	1,431,782
Sun Microsystems, Inc. (b)	272,900	1,468,202
Cosmetics & Personal Care - .64%
Estee Lauder Cos. (The), Inc. - Class A	56,200	2,572,274
Diversified Financial Services - 10.13%
American Express Co.	109,600	6,178,152
Citigroup, Inc.	213,300	10,276,794
Countrywide Financial Corp.	44,400	1,643,244
Franklin Resources, Inc.	112,300	7,821,695
Freddie Mac	42,900	3,161,730
Legg Mason, Inc.	12,000	879,120
Lehman Brothers Holdings, Inc.	93,500	8,179,380
Morgan Stanley	44,600	2,476,192
Electric - 2.61%
AES Corp. (The) (b)	555,000	7,586,850
PG&E Corp. (b)	68,500	2,279,680
Reliant Energy, Inc. (b)	43,900	599,235
Entertainment - .12%
DreamWorks Animation SKG, Inc. - Class A (b)	12,600	472,626
Gas - .64%
Sempra Energy	69,800	2,560,264

Atlas Growth Opportunities Fund	(continued)
	shares or principal amount	market value (note 1)
Health Care - Products - 2.67%
Johnson & Johnson	19,000	$1,204,980
Kinetic Concepts, Inc. (b)	7,700	587,510
Medtronic, Inc.	41,000	2,036,470
Stryker Corp.	40,200	1,939,650
Varian Medical Systems, Inc. (b)	113,900	4,925,036
Insurance - 3.69%
Aflac, Inc.	35,600	1,418,304
American International Group, Inc.	72,800	4,780,776
Genworth Financial, Inc. - Class A	43,800	1,182,600
Platinum Underwriters Holdings	66,100	2,055,710
Prudential Financial, Inc.	97,700	5,369,592
Internet - 1.43%
Amazon.com, Inc. (b)	45,300	2,006,337
McAfee, Inc. (b)	21,400	619,102
Opsware, Inc. (b)	210,000	1,541,400
Symantec Corp. (b)	19,200	494,592
VeriSign, Inc. (b)	32,600	1,092,752
Leisure Time - .62%
Carnival Corp.	28,900	1,665,507
Harley-Davidson, Inc.	13,300	807,975
Media - 5.03%
Comcast Corp. - Class A (b)	91,700	3,051,776
Liberty Media Corp. - Class A	729,000	8,004,420
UnitedGlobalCom, Inc. - Class A (b)	946,301	9,141,268
Mining - 1.16%
Alcan, Inc.	20,000	980,800
Inco, Ltd. (b)	70,300	2,585,634
Phelps Dodge Corp.	10,900	1,078,228
Miscellaneous - Manufacturing - 8.41%
General Electric Co.	452,300	16,508,950
Honeywell International, Inc.	263,500	9,330,535
Tyco International Ltd.	220,900	7,894,966
Oil & Gas - 5.43%
Amerada Hess Corp.	28,100	2,314,878
Apache Corp.	43,800	2,214,528
BP PLC, Sponsored ADR	170,300	9,945,520
Lukoil, Sponsored ADR	18,500	2,245,900
Noble Energy, Inc.	49,200	3,033,672
Petroleo Brasileiro S.A., Sponsored ADR	51,400	2,044,692
Oil & Gas Services - 1.62%
Halliburton Co.	76,100	2,986,164
Schlumberger Ltd.	52,600	3,521,570
Pharmaceuticals - 3.71%
Abbott Laboratories	53,000	2,472,450
Elan Corp. PLC, Sponsored ADR (b)	83,600	2,278,100
Gilead Sciences, Inc. (b)	129,600	4,534,704
Pfizer, Inc.	39,500	1,062,155
Wyeth Corp.	106,800	4,548,612
Pipelines - .45%
Kinder Morgan, Inc.	24,600	1,798,998
Retail - 5.98%
Best Buy Co., Inc.	27,000	1,604,340
Chico's FAS, Inc. (b)	46,500	2,117,145
Home Depot, Inc. (The)	93,500	3,996,190
Kohl's Corp. (b)	57,300	2,817,441
McDonald's Corp.	65,300	2,093,518
Staples, Inc.	133,800	4,510,398
Target Corp.	99,300	5,156,649
Walgreen Co.	17,900	686,823
Williams-Sonoma, Inc. (b)	28,600	1,002,144

The accompanying notes are an integral part of these financial statements.

Atlas Growth Opportunities Fund	(continued)
	shares or principal amount	market value (note 1)
Semiconductors - 2.78%
Advanced Micro Devices, Inc. (b)	58,100	$1,279,362
Broadcom Corp. - Class A (b)	62,600	2,020,728
Intel Corp.	151,400	3,541,246
International Rectifier Corp. (b)	50,300	2,241,871
Marvell Technology Group Ltd. (b)	58,700	2,082,089
Software - 9.39%
Adobe Systems, Inc.	33,000	2,070,420
Autodesk, Inc.	28,900	1,096,755
Computer Associates International, Inc.	95,500	2,966,230
Compuware Corp. (b)	199,400	1,290,118
Mercury Interactive Corp. (b)	58,200	2,651,010
Microsoft Corp.	432,800	11,560,087
NAVTEQ Corp. (b)	23,000	1,066,280
Novell, Inc. (b)	435,100	2,936,925
Red Hat, Inc. (b)	79,300	1,058,655
SAP AG, Sponsored ADR	72,300	3,196,383
Synopsys, Inc. (b)	76,400	1,498,968
Take-Two Interactive Software, Inc. (b)	180,600	6,283,074
Telecommunications - 6.96%
Amdocs Ltd. (b)	79,300	2,081,625
Cisco Systems, Inc. (b)	313,700	6,054,410
Comverse Technology, Inc. (b)	22,900	559,905
Corning, Inc. (b)	232,400	2,735,348
IDT Corp. - Class B (b)	263,800	4,083,626
Motorola, Inc.	117,100	2,014,120
Nokia Oyj, Sponsored ADR	104,600	1,639,082
Sprint Corp.	103,800	2,579,430
Telefonaktiebolaget LM Ericsson, Sponsored ADR (b)	68,300	2,150,767
Verizon Communications, Inc.	99,000	4,010,490
Transportation - .82%
Expeditors International of Washington, Inc.	26,400	1,475,232
United Parcel Service, Inc. - Class B	21,100	1,803,206
Total Common Stocks (cost: $334,860,812)		397,602,299
Short-Term Investments - 1.66%
Triparty Repurchase Agreement dated December 31, 2004 with Investors Bank & Trust Co., effective yield of 1.05%, due January 3, 2005, collaterialized by U.S. Treasury Bonds, 2.625%, November 15, 2006 with a value of $6,788,309.	$6,652,027	6,652,027
Total Short-Term Investments (cost: $6,652,027)		6,652,027
Total Securities (cost: $341,512,839) - 100.78%		404,254,326
Other Assets and Liabilities, Net - (.78)%		(3,135,699)
Net Assets - 100.00%		$401,118,627

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	13.57%
Consumer Staples	2.14
Energy	7.50
Financials	18.49
Health Care	9.11
Industrials	15.15
Information Technology	25.05
Materials	2.20
Telecommunication Services	2.66
Utilities	3.25
Short-Term Investments	1.66
100.78%

Atlas Strategic Growth Fund
	shares or principal amount	market value (note 1)
Common Stocks - 97.92%
Aerospace & Defense - 1.97%
United Technologies Corp.	16,058	$1,659,594
Apparel - 4.35%
Coach, Inc. (b)	35,805	2,019,402
NIKE, Inc. - Class B	18,143	1,645,389
Biotechnology - 1.95%
Amgen, Inc. (b)	25,565	1,639,995
Computers - 5.94%
Apple Computer, Inc. (b)	25,580	1,647,352
Dell, Inc. (b)	40,416	1,703,130
International Business Machines Corp.	16,775	1,653,679
Consumer Electronics - 1.98%
Black & Decker Corp. (The)	18,854	1,665,374
Cosmetics & Personal Care - 1.91%
Gillette Co. (The)	35,912	1,608,139
Electronics - 1.86%
Waters Corp. (b)	33,600	1,572,144
Health Care - Products - 7.90%
Bard (C.R.), Inc.	27,306	1,747,038
Becton, Dickinson & Co.	28,480	1,617,664
Johnson & Johnson	25,164	1,595,901
Medtronic, Inc.	34,285	1,702,936
Health Care - Services - 6.29%
Caremark Rx, Inc. (b)	39,000	1,537,770
Laboratory Corp. of America Holdings (b)	34,537	1,720,633
WellPoint, Inc. (b)	17,799	2,046,885
Home Builders - 4.46%
Centex Corp.	30,867	1,839,056
Lennar Corp. - Class A	33,888	1,920,772
Household Products & Wares - 3.51%
Illinois Tool Works	15,917	1,475,188
Procter & Gamble Co. (The)	26,944	1,484,076
Insurance - 1.64%
Progressive Corp.	16,312	1,383,910
Internet - 1.86%
Symantec Corp. (b)	60,825	1,566,852
Leisure Time - 1.80%
Harley-Davidson, Inc.	25,037	1,520,998
Machinery - Construction & Mining - 2.06%
Harman International Industries, Inc.	13,645	1,732,915
Machinery - Diversified - 2.19%
Rockwell Automation, Inc.	37,265	1,846,481
Marine - 1.96%
Polaris Industries, Inc.	24,353	1,656,491
Miscellaneous - Manufacturing - 1.85%
3M Co.	18,995	1,558,920
Office & Business Equipment - 1.78%
Lexmark International, Inc. - Class A (b)	17,659	1,501,015
Oil & Gas - 3.76%
Burlington Resources, Inc.	35,725	1,554,037
XTO Energy, Inc.	45,772	1,619,413
Pharmaceuticals - 7.67%
Eli Lilly & Co.	25,243	1,432,540
Pfizer, Inc.	61,092	1,642,764
UnitedHealth Group, Inc.	19,714	1,735,423
Wyeth Corp.	38,986	1,660,414
Retail - 11.71%
Best Buy Co., Inc.	29,793	1,770,300
Home Depot, Inc. (The)	36,028	1,539,837
Staples, Inc.	49,305	1,662,072

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Growth Fund	(continued)
	shares or principal amount	market value (note 1)
Starbucks Corp. (b)	28,729	$1,791,540
Walgreen Co.	39,682	1,522,598
Yum! Brands, Inc.	33,620	1,586,192
Semiconductor Equipment - 1.85%
Applied Materials, Inc. (b)	91,082	1,557,502
Semiconductors - 2.12%
Freescale Semiconductor, Inc. - Class B (b)	8,518	156,390
Intel Corp.	69,647	1,629,043
Software - 6.15%
Adobe Systems, Inc.	27,259	1,710,230
Autodesk, Inc.	48,470	1,839,436
Microsoft Corp.	61,314	1,637,697
Telecommunications - 5.46%
Cisco Systems, Inc. (b)	77,490	1,495,557
Motorola, Inc.	99,086	1,704,279
Qualcomm, Inc.	33,202	1,407,765
Transportation - 1.94%
FedEx Corp.	16,632	1,638,086
Total Common Stocks (cost: $73,752,761)		82,562,814
	principal amount or units (i)
Rights, Warrants and Certificates - .01%
Lucent Technologies, Inc. Wts., Exp. 12/10/07 (b)	4,144	6,548
Total Rights, Warrants and Certificates (cost: $0)		6,548
	shares or principal amount
Short-Term Investments - 2.11%
Triparty Repurchase Agreement dated December 31, 2004 with Investors Bank & Trust Co., effective yield of 1.05%, due January 3, 2005, collateralized by U.S. Treasury Bonds, 2.625%, November 15, 2006 with a value of $1,822,254.	$1,785,357	1,785,357
Total Short-Term Investments (cost: $1,785,357)		1,785,357
Total Securities (cost: $75,538,118) - 100.04%		84,354,719
Other Assets and Liabilities, Net - (.04)%		(36,012)
Net Assets - 100.00%		$84,318,707

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	26.51%
Consumer Staples	5.48
Energy	3.76
Financials	1.64
Health Care	23.81
Industrials	11.56
Information Technology	25.17
Short-Term Investments	2.11
100.04%

Atlas Value Fund
	shares or principal amount	market value (note 1)
Common Stocks - 96.76%
Advertising - 1.08%
Interpublic Group of Cos., Inc. (b)	30,600	$410,040
Aerospace & Defense - 3.42%
Lockheed Martin Corp.	16,100	894,355
Raytheon Co.	10,300	399,949
Banks - 3.39%
Bank of America Corp.	8,700	408,813
Comerica, Inc.	6,000	366,120
KeyCorp	9,500	322,050
UnionBanCal Corp.	2,900	186,992
Commercial Services - 2.28%
Cendant Corp.	36,900	862,722
Computers - 5.94%
Electronic Data Systems Corp.	79,900	1,845,690
Hewlett-Packard Co.	19,300	404,721
Diversified Financial Services - 6.17%
CIT Group, Inc.	7,300	334,486
Freddie Mac	15,900	1,171,830
JP Morgan Chase & Co.	21,300	830,913
Electric - 5.85%
Entergy Corp.	5,500	371,745
FirstEnergy Corp.	18,900	746,739
FPL Group, Inc.	14,700	1,098,825
Environmental Control - 2.21%
Waste Management, Inc.	28,000	838,320
Food - 5.48%
Albertson's, Inc.	17,600	420,288
Kraft Foods, Inc. - Class A	23,800	847,518
Safeway, Inc. (b)	21,000	414,540
Sara Lee Corp.	16,400	395,896
Forest Products & Paper - 2.01%
International Paper Co.	6,100	256,200
Weyerhaeuser Co.	7,500	504,150
Health Care - Services - 5.72%
Aetna, Inc.	4,600	573,850
HCA, Inc.	19,800	791,208
Health Net, Inc. (b)	12,800	369,536
Tenet Healthcare Corp. (b)	39,400	432,612
Home Builders - 4.97%
Centex Corp.	23,500	1,400,130
Pulte Homes, Inc.	7,600	484,880
Insurance - 16.10%
Allstate Corp.	12,800	662,016
Assurant, Inc.	12,100	369,655
Conseco, Inc. (b)	18,600	371,070
Hartford Financial Services Group, Inc.	5,000	346,550
Metlife, Inc.	39,300	1,592,043
Principal Financial Group, Inc.	18,300	749,202
Prudential Financial, Inc.	20,500	1,126,680
St. Paul Travelers Companies, Inc.	23,900	885,973
Iron & Steel - 2.05%
Alcoa, Inc.	24,700	776,074
Lodging - 2.71%
MGM Mirage, Inc. (b)	14,100	1,025,634
Miscellaneous - Manufacturing - 5.19%
Eastman Kodak Co.	12,700	409,575
Tyco International Ltd.	30,800	1,100,792
Unilever PLC, Sponsored ADR	11,600	458,432

The accompanying notes are an integral part of these financial statements.

Atlas Value Fund	(continued)
	shares or principal amount	market value (note 1)
Oil & Gas - 3.21%
Petro-Canada	8,200	$418,364
Valero Energy Corp.	17,600	799,040
Pharmaceuticals - 1.71%
Merck & Co., Inc.	20,200	649,228
Retail - 7.82%
McDonald's Corp.	11,700	375,102
Sears, Roebuck & Co.	35,500	1,811,565
Target Corp.	7,000	363,510
Yum! Brands, Inc.	8,800	415,184
Savings & Loans - 1.47%
Washington Mutual, Inc.	13,200	558,096
Semiconductors - 1.24%
Freescale Semiconductor, Inc. - Class A (b)	26,400	470,448
Software - 3.14%
Computer Associates International, Inc.	38,300	1,189,598
Telecommunications - .50%
Alltel Corp.	3,200	188,032
Transportation - 3.10%
CSX Corp.	29,300	1,174,344
Total Common Stocks (cost: $31,835,944)		36,671,325
Short-Term Investments - 2.47%
Triparty Repurchase Agreement dated December 31, 2004 with Investors Bank & Trust Co., effective yield of 1.05%, due January 3, 2005, collateralized by U.S. Treasury Bonds, 2.625%, November 15, 2006, with a value of $955,927	$936,732	936,732
Total Short-Term Investments (cost: $936,732)		936,732
Total Securities (cost: $32,772,676) - 99.23%		37,608,057
Other Assets and Liabilities, Net - .77%		289,987
Net Assets - 100.00%		$37,898,044

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	17.66%
Consumer Staples	6.69
Energy	3.21
Financials	27.13
Health Care	7.43
Industrials	13.91
Information Technology	10.32
Materials	4.06
Telecommunication Services	0.50
Utilities	5.85
Short-Term Investments	2.47
99.23%

Atlas American Enterprise Bond Fund
	principal amount	market value (note 1)
Mortgage-Backed Obligations - 14.19%
Government - Sponsored Enterprises - 14.19%
Fannie Mae,
4.50% due 06/01/18-02/01/19	$1,134,276	$1,133,220
5.00% due 02/01/18	225,523	229,348
5.50% due 10/01/16-11/01/17	505,019	522,611
6.00% due 09/01/32-11/01/32	130,909	135,544
6.50% due 08/01/32	128,110	134,487

Atlas American Enterprise Bond Fund	(continued)
	principal amount	market value (note 1)
Freddie Mac,
5.00% due 08/01/18-06/01/19	$1,560,455	$1,585,732
5.50% due 02/01/17-10/01/34	2,205,410	2,263,241
6.50% due 02/01/33	135,815	142,612
Total Mortgage-Backed Obligations (cost: $6,149,236)		6,146,795
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 17.80%
Fannie Mae,
3.10% due 07/28/08	400,000	388,409
3.375% due 11/09/07	500,000	498,522
4.00% due 12/15/08	700,000	699,258
5.25% due 04/15/07	500,000	520,968
6.00% due 12/15/05	750,000	770,999
Federal Home Loan Bank, 3.875% due 08/22/08	500,000	500,745
Freddie Mac,
3.05% due 01/19/07	605,000	602,437
4.00% due 09/22/09	1,000,000	995,665
4.125% due 09/01/09	750,000	747,838
4.25% due 06/15/05	225,000	226,656
4.625% due 07/18/07	300,000	302,997
4.875% due 03/15/07	725,000	748,568
5.00% due 11/13/14	700,000	705,763
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $7,727,418)		7,708,825
U.S. Government Obligations - 6.52%
U.S. Treasury Note,
3.50% due 11/15/06	1,000,000	1,008,438
4.625% due 05/15/06	750,000	767,285
4.75% due 11/15/08	1,000,000	1,047,383
Total U.S. Government Obligations (cost: $2,848,989)		2,823,106
Corporate Bonds and Notes - 58.35%
Apparel - 1.17%
Gap, Inc. (The), 6.90% Unsec. Nts., due 09/15/07	470,000	505,250
Auto Manufacturers - 2.35%
DaimlerChrysler North America Holding Corp., 7.20% Unsec. Nts., due 09/01/09	500,000	556,508
Ford Motor Credit Co., 6.875% Unsec. Nts., due 02/01/06	450,000	463,590
Auto Parts & Equipment - 1.18%
Lear Corp., 8.11% Sr. Unsec. Nts., due 05/15/09	450,000	510,368
Banks - 2.67%
Nations Bank Corp., 7.50% Unsec. Sub. Nts., due 09/15/06	550,000	587,209
US Bancorp, 5.10% Sr. Nts., Series N, due 07/15/07	550,000	568,855
Beverages - 2.44%
Coca-Cola Enterprises, Inc., 5.75% Unsec. Nts., due 11/01/08	500,000	534,856
PepsiCo, Inc., 3.20% Nts., due 05/15/07	525,000	522,465
Building Materials - .83%
American Standard, Inc.,
7.375% Sr. Unsec. Nts., due 02/01/08	275,000	301,627
7.625% Sr. Unsec. Nts., due 02/15/10	50,000	57,164

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas American Enterprise Bond Fund	(continued)
	shares or principal amount	market value (note 1)
Chemicals - 2.24%
Chevron Phillips Chemical Co. LLC, 5.375% Sr. Unsec. Nts., due 06/15/07	$550,000	$570,114
Lubrizol Corp., 4.625% Sr. Nts., due 10/01/09	400,000	399,383
Commercial Services - 1.39%
Science Applications International Corp., 6.25% Nts., due 07/01/12	550,000	602,016
Computers - 4.43%
Computer Sciences Corp., 3.50% Nts., due 04/15/08	500,000	495,736
Hewlett-Packard Co., 5.50% Nts., due 07/01/07	525,000	547,507
International Business Machines Corp., 4.875% Sr. Unsec. Nts., due 10/01/06	400,000	410,732
Lexmark International, Inc., 6.75% Sr. Unsec. Unsub. Nts., due 05/15/08	430,000	463,213
Diversified Financial Services - 13.91%
CIT Group, Inc., 5.75% Sr. Nts., due 09/25/07	600,000	630,753
Citigroup, Inc., 5.75% Sr. Unsec. Nts., due 05/10/06	450,000	464,695
Countrywide Home Loans, Inc., 5.50% Medium-Term Nts., Series K, due 02/01/07	500,000	518,307
General Electric Capital Corp., 4.625% Nts., Series A, due 09/15/09	750,000	769,408
General Motors Acceptance Corp., 7.50% Nts., due 07/15/05	400,000	408,240
Goldman Sachs Group, Inc., 7.35% Nts., Series B, due 10/01/09	500,000	568,743
Household Finance Corp., 7.875% Sr. Unsec. Nts., due 03/01/07	525,000	571,293
International Lease Finance Corp., 5.75% Unsec. Nts., due 10/15/06	525,000	546,544
Merrill Lynch & Co., 4.00% Nts., Series B, due 11/15/07	525,000	530,220
Morgan Stanley Group, Inc., 6.875% Sr. Unsec. Unsub. Nts., due 03/01/07	500,000	535,704
National Rural Utilities Cooperative Finance Corp., 5.75% Unsec. Nts., due 08/28/09	450,000	480,974
Electric - 2.40%
Wisconsin Power & Light Co.,
7.00% Unsec. Nts., due 06/15/07	200,000	214,480
7.625% Unsec. Nts., due 03/01/10	140,000	160,995
WPS Resources Corp., 7.00% Sr. Unsec. Unsub. Nts., due 11/01/09	590,000	662,622
Food - 1.30%
Kraft Foods, Inc., 4.625% Nts., due 11/01/06	550,000	561,340
Health Care - Services - 1.04%
UnitedHealth Group, Inc., 4.125% Nts., due 08/15/09	450,000	449,703
Insurance - 4.15%
Berkshire Hathaway Finance Corp., 4.20% Nts., due 12/15/10	500,000	496,790
Harleysville Group, 5.75% Nts., due 07/15/13	250,000	237,556

Atlas American Enterprise Bond Fund	(continued)
	shares or principal amount	market value (note 1)
Markel Corp., 6.80% Sr. Nts., due 02/15/13	$450,000	$485,786
MGIC Investment Corp., 6.00% Sr. Unsec. Nts., due 03/15/07	550,000	577,586
Media - 1.42%
AT&T Broadband Corp., 8.375% Unsec. Nts., due 03/15/13	500,000	616,548
Oil & Gas - 4.45%
Conoco, Inc., 6.35% Nts., due 04/15/09	750,000	820,730
Marathon Oil Corp., 5.375% Unsec. Nts., due 06/01/07	525,000	545,932
Occidental Petroleum Corp., 7.375% Sr. Unsec. Nts., due 11/15/08	500,000	560,704
Pharmaceuticals - .77%
AmerisourceBergen Corp., 8.125% Sr. Nts., due 09/01/08	300,000	333,750
Retail - 2.65%
Tricon Global Restaurants, Inc., 7.65% Sr. Nts., due 05/15/08	500,000	557,685
Wal-Mart Stores, Inc., 6.875% Sr. Unsec. Nts., due 08/10/09	525,000	589,518
Semiconductors - 1.07%
Texas Instruments, Inc., 6.125% Unsec. Nts., due 02/01/06	450,000	462,334
Software - 1.21%
First Data Corp., 4.70% Nts., due 08/01/13	525,000	524,067
Telecommunications - 5.28%
Motorola, Inc., 8.00% Sr. Unsec. Nts., due 11/01/11	525,000	627,878
SBC Communications, Inc., 5.75% Sr. Unsec. Nts., due 05/02/06	450,000	464,427
Sprint Capital Corp., 6.125% Sr. Unsec. Unsub. Nts., due 11/15/08	500,000	536,212
Verizon/New England, Inc., 6.50% Sr. Nts., due 09/15/11	600,000	660,028
Total Corporate Bonds and Notes (cost: $25,419,486)		25,268,145
Total Securities (cost: $42,145,129) - 96.86%		41,946,871
Other Assets and Liabilities, Net - 3.14%		1,359,992
Net Assets - 100.00%		$43,306,863

Investment Category (Unaudited)	Percent Of Net Assets
Corporate Bonds and Notes	58.35%
Government-Sponsored Enterprises (Non-Mortgage-Backed)	17.80
Mortgage-Backed Obligations	14.19
U.S. Government Obligations	6.52
96.86%

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund
	principal amount	market value (note 1)
Fixed Rate Bonds and Notes - 89.19%
A B C, Unified School District, Capital Appropriation, FGIC Insured, Series B, 0.00% due 08/01/23	$2,000,000	$800,880
Abag Financing Authority For Nonprofit Corps., Schools of Sacred Heart, Series A, 6.15% due 06/01/15	1,000,000	1,090,380
6.45% due 06/01/30	2,600,000	2,769,494
Alameda Corridor Transportation Authority Revenue, AMBAC Insured, 5.25% due 10/01/21	3,000,000	2,157,060
Anaheim Public Financing Authority, Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00% due 03/01/37	6,000,000	6,074,760
Anaheim Union High School District, Series A, FSA Insured, 5.375% due 08/01/20	1,000,000	1,106,700
Bay Area Toll Authority, San Francisco Bay Area, Series D, 5.00% due 04/01/16	1,000,000	1,078,260
Beverly Hills, Unified School District Refunding,
5.50% due 05/01/17	1,000,000	1,157,540
5.50% due 05/01/18	990,000	1,151,172
5.50% due 05/01/20	765,000	890,735
Burbank, Glendale, Pasadena Airport Authority, Airport Revenue Refunding, AMBAC Insured, 6.40% due 06/01/10	2,000,000	2,006,580
Calleguas-Las Virgines Public Financing Authority, Municipal Water District B, MBIA Insured, 5.25% due 07/01/19	1,000,000	1,097,630
Capistrano, Unified School District, School Facilities Improvement District No. 1, Series C, FSA Insured, 5.50% due 08/01/22	1,215,000	1,356,754
Centinella Valley, Unified School District Refunding, Series A, MBIA Insured, 5.25% due 08/01/31	1,000,000	1,093,720
Central Coast Water Authority, Revenue Refunding, State Water Project, Regional Facilities, Series A, AMBAC Insured, 5.00% due 10/01/22	3,250,000	3,416,107
Chaffey Community College District, Series A, FSA Insured, 5.25% due 07/01/17	1,605,000	1,767,586
East Bay Municipal Utility District, Water System Revenue, MBIA Insured, 5.00% due 06/01/26	3,000,000	3,099,570
El Monte, City School District, Election of 1999, Series C, FGIC Insured, 5.25% due 05/01/29	3,980,000	4,227,039
Elk Grove, Unified School District, Special Tax Refunding, Community Facilities District 1, AMBAC Insured, 6.50% due 12/01/24	1,500,000	1,924,320
Foothill/Eastern Corridor Agency, Toll Road Revenue,
MBIA Insured, 0.00% due 01/15/20	3,000,000	2,625,330
MBIA Insured, 0.00% due 01/15/23	3,000,000	2,588,280
5.75% due 01/15/40	7,345,000	7,412,427
Fresno, Unified School District, Series B, MBIA Insured, 5.00% due 02/01/17	1,000,000	1,100,090

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Jurupa, Unified School District, FGIC Insured, 5.50% due 08/01/15	$1,125,000	$1,264,286
Kern High School District Refunding, Series 1990-C, MBIA Insured, 6.25% due 08/01/12	1,200,000	1,442,256
LA Quinta, Redevelopment Agency, Tax Allocation, Project Area #1, AMBAC Insured, 5.00% due 09/01/21	1,000,000	1,062,790
Lodi, Unified School District, MBIA Insured,
5.00% due 08/01/19	2,990,000	3,195,234
5.00% due 08/01/22	4,195,000	4,430,423
Long Beach Harbor Revenue, MBIA Insured, AMT, 5.25% due 05/15/25	2,000,000	2,054,460
Series B, FGIC Insured, 5.00% due 05/15/17	3,000,000	3,276,570
Long Beach, Unified School District, Election 1999, Series C, MBIA Insured, 5.00% due 08/01/21	2,245,000	2,388,658
Los Angeles, COP, Sonnenblick Del Rio, AMBAC Insured, 6.00% due 11/01/19	2,000,000	2,300,820
Los Angeles, Department of Airports, Airport Revenue, Los Angeles International Airport, Series B, 5.00% due 05/15/08	1,000,000	1,086,960
Los Angeles, Department of Water and Power Waterworks Revenue,
Series A, 5.125% due 07/01/41	6,500,000	6,631,300
Series B, FSA Insured, 5.125% due 07/01/20	1,500,000	1,623,960
Series C, 5.25% due 07/01/18	2,350,000	2,621,589
Series C, MBIA Insured, 5.25% due 07/01/19	2,500,000	2,774,175
Los Angeles, Harbor Development Revenue, 7.60% due 10/01/18	135,000	171,700
Los Angeles, Unified School District, Series A, MBIA Insured, 5.375% due 07/01/18	1,000,000	1,113,580
Los Banos, Unified School District, Election of 1995, FGIC Insured, 5.00% due 08/01/25	1,005,000	1,048,356
Manhattan Beach, Unified School District, Series A, FGIC Insured, 0.00% due 09/01/16	2,690,000	1,607,894
Maritime Infrastructure Authority, Airport Revenue, San Diego University, Port District Airport, AMBAC Insured, AMT, 5.00% due 11/01/20	9,000,000	9,139,410
Metropolitan Water District of Southern California Waterworks Revenue,
Series A, 5.00% due 03/01/13	2,000,000	2,227,940
Series B-3, 5.00% due 10/01/29	2,500,000	2,587,625
Series B-4, MBIA Insured, 4.50% due 10/01/31	2,000,000	1,942,300
Modesto High School District, Stanislaus County, Capital Appropriation, Series A, FGIC Insured, 0.00% due 08/01/26	4,000,000	1,320,880
Modesto Irrigation District COP, Refunding and Capital Improvement, Series B, 5.30% due 07/01/22	2,775,000	2,776,915
Mt. Diablo, Unified School District, FSA Insured, 5.00% due 08/01/24	1,000,000	1,046,830

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Natomas, Unified School District, 1999 Refunding, MBIA Insured, 5.95% due 09/01/21	$1,000,000	$1,200,510
North Orange County, Community College District, Election of 2002, Series B, FGIC Insured, 5.00% due 08/01/20	1,000,000	1,078,920
Northern California Power Agency Public Power Revenue Refunding, Hydroelectric Project 1, Series A, AMBAC Insured, 7.50% due 07/01/23	50,000	68,759
Oakland Building Authority Lease Revenue, Elihu M. Harris, Series A, AMBAC Insured, 5.00% due 04/01/23	2,330,000	2,402,696
Oakland, Unified School District, Alameda County, FGIC Insured, 5.25% due 08/01/20	3,000,000	3,278,190
Pacifica, COP, Street Improvement Project, AMBAC Insured, 5.875% due 11/01/29	1,105,000	1,245,722
Palo Alto, Unified School District, Series B, 5.375% due 08/01/18	1,250,000	1,330,800
Pasadena, Electric Revenue, MBIA Insured, 5.00% due 06/01/19	4,625,000	4,937,511
Pomona, Unified School District, Series C, FGIC Insured, 6.00% due 08/01/25	500,000	559,395
Puerto Rico Commonwealth, Public Improvement,
5.00% due 07/01/27	1,000,000	1,097,750
Series A, MBIA Insured, 5.00% due 07/01/30	1,200,000	1,289,568
Prerefunded, FSA Insured, 5.125% due 07/01/30	1,230,000	1,377,920
Unrefunded, FSA Insured, 5.125% due 07/01/30	770,000	805,420
Series A, MBIA Insured, 5.50% due 07/01/13	1,000,000	1,155,490
Series A, MBIA Insured, 5.50% due 07/01/14	1,000,000	1,161,340
Series C, 6.00% due 07/01/13	2,000,000	2,206,000
Puerto Rico, Electric Power Authority, Power Revenue,
Series PP, FGIC Insured, 5.00% due 07/01/25	2,000,000	2,114,640
Series II, FSA Insured, 5.125% due 07/01/26	3,000,000	3,186,510
Series Z, 5.25% due 07/01/21	2,000,000	2,020,380
Series KK, FSA Insured, 5.50% due 07/01/15	1,000,000	1,164,910
Puerto Rico, Highway and Transportation Authority, Transportation Revenue, Series A, 5.00% due 07/01/38	3,500,000	3,526,775
Puerto Rico, Infrastructure Financing Authority, Series A, 5.50% due 10/01/32	1,000,000	1,090,730
Puerto Rico, Public Buildings Authority, Guaranteed Revenue,
Series H, FGIC Insured, 5.25% due 07/01/13	890,000	1,012,072
Prerefunded, Series D, 5.375% due 07/01/33	3,300,000	3,698,145
Unrefunded, Series D, 5.375% due 07/01/33	1,200,000	1,262,316

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Puerto Rico, Public Finance Corp., Commonwealth Appropriation, Series A, MBIA Insured, 5.50% due 08/01/15	$3,000,000	$3,412,320
Prerefunded, Series E, 5.50% due 08/01/29	1,680,000	1,904,112
Unrefunded, Series E, 5.50% due 08/01/29	570,000	602,804
Riverside, Community College District, Series A, MBIA Insured, 5.50% due 08/01/29	2,000,000	2,187,780
Rowland, Unified School District, Election of 2000, Series B, MBIA Insured, 5.25% due 08/01/23	2,115,000	2,299,280
Sacramento Municipal Utility Distict, Series K, AMBAC Insured, 5.75% due 07/01/18	2,350,000	2,778,499
Sacramento Sanitation District Financing Authority Revenue, AMBAC Insured, 5.00% due 12/01/27	1,250,000	1,287,263
Salinas, Unified High School District, Series A, MBIA Insured, 5.375% due 06/01/22	2,830,000	3,115,830
San Bernardino County, COP, Medical Center Financing Project, MBIA Insured, 5.00% due 08/01/28	3,500,000	3,593,030
San Diego, COP, 5.25% due 10/01/28	1,000,000	1,037,280
San Diego, Public Safety Communication Project, 6.50% due 07/15/09	1,525,000	1,776,991
San Diego, Unified School District, Election of 1998, Series D, FGIC Insured,
5.25% due 07/01/19	2,000,000	2,264,340
5.25% due 07/01/25	3,260,000	3,690,874
San Francisco City and County Airport Commission, International Airport Revenue, Issue 23B, Second Series, FGIC Insured, 5.00% due 05/01/24	3,000,000	3,103,380
San Francisco City and County, COP, San Bruno Jail #3, AMBAC Insured, 5.25% due 10/01/33	4,000,000	4,195,320
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
7.40% due 01/01/07	1,000,000	1,102,740
7.50% due 01/01/09	1,000,000	1,172,750
San Jose Library, Parks and Public Safety Projects, 5.00% due 09/01/21	3,830,000	4,062,366
San Jose Redevelopment Agency Tax Allocation, Merged Area Redevelopment Project Refunding, MBIA Insured, 5.00% due 08/01/20	855,000	863,405
San Jose, Unified School District, Santa Clara County, Series A, FSA Insured,
5.00% due 08/01/21	1,745,000	1,849,909
5.00% due 08/01/22	3,700,000	3,907,644
San Mateo County, Joint Powers Authority, Lease Revenue Capital Projects, Series A, FSA Insured, 5.125% due 07/15/32	2,145,000	2,214,176
San Ramon Valley, Unified School District, Election of 2002, FSA Insured, 5.25% due 08/01/20	1,000,000	1,106,210

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Sanger, Unified School District, MBIA Insured, 5.60% due 08/01/23	$2,530,000	$2,976,494
Santa Ana, Unified School District, MBIA Insured, 5.375% due 08/01/19	1,065,000	1,180,712
Santa Barbara, Revenue COP, Retirement Services, 5.75% due 08/01/20	2,000,000	2,120,920
Santa Clara Valley Transportation Authority, Sales Tax Revenue, MBIA Insured, Series A, 5.00% due 06/01/18	2,000,000	2,148,720
Santa Clara, Unified School District, Election of 1997, MBIA Insured, 5.00% due 07/01/21	1,795,000	1,901,964
Santa Margarita, Dana Point Authority Revenue Refunding, Improvement Districts 3, 3A, 4 and 4A, Series B, MBIA Insured, 7.25% due 08/01/07	500,000	562,360
7.25% due 08/01/13	2,000,000	2,544,500
South Whittier, Elementary School District, Capital Appropriation, Series A, FGIC Insured, 0.00% due 08/01/13	500,000	353,725
0.00% due 08/01/14	250,000	167,670
State Department of Veteran Affairs, Home Purchase Revenue, Series A, AMBAC Insured, 5.35% due 12/01/27	2,000,000	2,082,660
State Department of Water Resources, Power Supply Revenue, Central Valley Project, Series A, 5.375% due 05/01/22	4,500,000	4,845,960
Series AC, MBIA Insured, 5.00% due 12/01/27	1,000,000	1,042,860
Series W, FSA Insured, 5.125% due 12/01/29	2,000,000	2,071,120
State Educational Facilities Authority Revenue Refunding,
California Institue of Technology, 5.00% due 10/01/32	1,000,000	1,025,420
College of Arts, 5.75% due 06/01/25	2,000,000	2,071,400
Dominican University, 5.75% due 12/01/30	1,000,000	1,036,380
Loyola Marymount University, MBIA Insured, 5.00% due 10/01/22	700,000	740,663
Lutheran University, Series C, 5.00% due 10/01/24	1,215,000	1,238,401
Pepperdine University, 5.75% due 09/15/30	2,000,000	2,193,080
Santa Clara University, MBIA Insured, 5.00% due 09/01/23	3,750,000	4,125,038
Stanford University, Series R, 5.00% due 11/01/21	2,000,000	2,120,900
Scripps College, 5.00% due 08/01/31	500,000	505,850
University of Southern California, Series C, 5.125% due 10/01/28	2,695,000	2,760,354
State Health Facilities Financing Authority, Revenue Refunding, Adventist Health System, Series A, 5.00% due 03/01/33	3,000,000	3,007,770

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
State Health Facilities Financing Authority, Revenue Refunding, Scripps Health, Series A, MBIA Insured, 5.00% due 10/01/22	$500,000	$517,110
State Health Facilities Financing Authority, Revenue Refunding, Stanford Health Care, Series A, FSA Insured, 5.00% due 11/15/23	2,000,000	2,060,580
5.00% due 11/15/28	1,000,000	1,026,740
State Housing Finance Agency Revenue Home Mortgage, Multi-Family Program,
Series B, AMBAC Insured, AMT, 6.05% due 08/01/16	2,000,000	2,081,620
Series F, MBIA Insured, AMT, 6.10% due 08/01/15	810,000	830,963
Series I, MBIA Insured, AMT, 5.65% due 08/01/17	615,000	642,730
Series K, MBIA Insured, 6.15% due 08/01/16	2,715,000	2,835,329
Series L, MBIA Insured, AMT, 5.55% due 08/01/05	300,000	304,326
Series Q, MBIA Insured, 5.85% due 08/01/16	710,000	731,641
State Infrastructure & Economic Development Bank, Revenue Refunding, Bay Area Toll Bridges, 1st Lien, Series A, FSA Insured, 5.25% due 07/01/21	3,000,000	3,282,120
State Infrastructure & Economic Development Bank, Revenue,
J. David Gladstone Institute Project, 5.25% due 10/01/34	3,000,000	3,043,800
Kaiser Hospital, Assistance I-Limited Liablity Co., Series A, 5.55% due 08/01/31	3,500,000	3,664,675
YMCA, Metropolitan Los Angeles Project, AMBAC Insured, 5.25% due 02/01/26	2,000,000	2,129,680
State Municipal Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, 4.10% due 09/01/14	1,000,000	1,019,410
State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series C, AMT, 4.85% due 12/01/27	1,000,000	1,040,390
State Public Works Board, Department of Corrections, Series C, 5.50% due 06/01/23	1,000,000	1,088,060
State Public Works Board, Lease Revenue, Coalinga State Hospital, Series A, 5.125% due 06/01/29	2,000,000	2,051,740
State Public Works Board, Lease Revenue, UCLA Replacement Hospital, Series A, FSA Insured, 5.375% due 10/01/17	1,700,000	1,880,591
State Public Works Board, Lease Revenue, Various Univeristy of California Projects, Series C, AMBAC Insured, 5.125% due 09/01/22	1,475,000	1,577,601
State Rural Home Mortgage Finance Authority, Single Family Revenue Refunding, Series C, AMT, 7.50% due 08/01/27	75,000	76,716

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
State, General Obligation,
5.00% due 02/01/12	$1,650,000	$1,816,650
5.00% due 02/01/17	500,000	537,135
5.00% due 07/01/17	5,000,000	5,324,950
5.00% due 02/01/32	2,500,000	2,536,325
5.25% due 02/01/28	5,000,000	5,197,750
5.25% due 04/01/34	2,000,000	2,084,200
5.50% due 06/01/20	2,765,000	3,042,495
5.50% due 09/01/24	1,000,000	1,093,750
5.50% due 06/01/25	1,590,000	1,735,946
5.50% due 11/01/33	4,600,000	4,911,190
Series BH, AMT, 5.60% due 12/01/32	1,000,000	1,004,740
5.625% due 05/01/19	400,000	445,364
Statewide Communities Development Authority, California Endowment,
5.00% due 07/01/33	3,000,000	3,092,160
Memorial Health Services, Series A, 5.50% due 10/01/33	2,000,000	2,055,860
COP, 6.00% due 08/01/28	2,000,000	2,083,440
Statewide Communities Development Authority, Kaiser Permanente, Series I, 3.45% due 04/01/35	2,000,000	1,968,820
Statewide Communities Development Authority, Multi-Family Revenue, Residential-B, 5.20% due 12/01/29	2,500,000	2,671,450
Torrance, Certificates Partner, AMBAC Insured, 5.25% due 06/01/34	3,690,000	3,878,965
Turlock Irrigation District Revenue Refunding, Series A, MBIA Insured, 6.00% due 01/01/10	500,000	573,920
University of Calfornina, Multi-Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/21	5,440,000	5,875,254
University of California Revenue, UCLA Medical Center, 5.25% due 05/15/30	1,250,000	1,311,175
University of Puerto Rico University System Revenue Bonds, COP, Series O, MBIA Insured, 5.375% due 06/01/30	1,000,000	1,019,720
Upland, COP, San Antonio Community Hospital, 5.00% due 01/01/18	2,745,000	2,751,890
Upland, Unified School District, Capital Appropriation, Election of 2000, FSA Insured, 5.125% due 08/01/25	1,000,000	1,058,660
Vallejo Unified School District, Series A, MBIA Insured, 5.90% due 02/01/17	1,000,000	1,191,640
West Contra Costa Healthcare District, COP, AMBAC Insured, 5.50% due 07/01/29	3,000,000	3,240,690
Westside Unified School District Refunding, Series C, AMBAC Insured, 6.00% due 08/01/14	300,000	359,202
Total Fixed Rate Bonds and Notes (cost: $331,327,591)		350,504,181
Variable Rate Demand Notes* - 10.52%
Irvine Ranch Water District,
2.15% due 10/01/10	400,000	400,000
Irvine, Improvement Board Act of 1915, Assessment District No. 85-7, FSA Insured, 1.98% due 09/02/11	1,000,000	1,000,000

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Irvine, Unified School District, 2.15% due 09/01/39	$700,000	$700,000
Irvine, Unified School District, Special Tax Refunding, Community Facilities District 03-1, 2.15% due 09/01/38	200,000	200,000
Los Angeles, Community Development Agency, Academy Village Apartments, 2.00% due 10/01/19	500,000	500,000
Los Angeles, Community Development, COP, Willowbrook Project, 1.99% due 11/01/15	1,400,000	1,400,000
Los Angeles, Housing Authority, Multi-Family Housing Revenue, Malibu Meadows Project, 1.98% due 04/15/28	3,200,000	3,200,000
Metropolitan Water District of Southern California Waterworks Revenue,
1.71% due 08/10/18	1,700,000	1,700,000
MBIA Insured, 2.10% due 07/01/36	400,000	400,000
M-S-R Public Power Agency, San Juan Project Revenue, Sub-Lien, Series E, 1.70% due 07/01/22	3,500,000	3,500,000
Orange County, Airport Development Revenue, Capistrano Pointe, 1.98% due 12/01/29	1,000,000	1,000,000
Orange County, Apartment Development Revenue, Aliso Creek Project, Series B, 1.92% due 11/01/22	2,295,000	2,295,000
Orange County, Improvement Board Act of 1915, 2.15% due 09/02/33	500,000	500,000
Riverside County Housing Authority, Multi-Family Housing Mortgage Revenue, Mountian View Apartments, Series A, 1.98% due 08/01/25	1,075,000	1,075,000
San Francisco, City & County Redevelopment Agency, Multi-Family Revenue, Fillmore Center Project, Series A-1, 2.01% due 12/01/17	1,000,000	1,000,000
Southern California Public Power Authority, Transmission Project Revenue Refunding, Southern Transmission, Series A, FSA Insured, 1.95% due 07/01/23	1,800,000	1,800,000
State Department of Water Resources, Power Supply Revenue, Series B-5, 2.10% due 05/01/22	400,000	400,000
State Economic Recovery, Series C-6, 2.13% due 07/01/23	3,000,000	3,000,000
State Health Facilities Financing Authority, Revenue Refunding, Scripps Health, Series A, MBIA Insured, 1.92% due 10/01/22	1,900,000	1,900,000
State Pollution Control Financing Authority, Pollution Control Revenue, Pacific Gas & Electric Corp., Series C, 2.17% due 11/01/26	6,000,000	6,000,000
State, General Obligation,
1.60% due 05/01/33	300,000	300,000
2.10% due 05/01/33	800,000	800,000
2.13% due 05/01/33	1,400,000	1,400,000
2.16% due 05/01/34	1,900,000	1,900,000

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
State, General Obligation, Kindergarten University, 2.16% due 05/01/34	$450,000	$450,000
Statewide Communities Development Authority, Pollution Control Revenue, Chevron USA, Inc. Project, 2.14% due 05/15/24	4,300,000	4,300,000
Tahoe Forest, Hospital District Revenue, 2.22% due 07/01/33	200,000	200,000
Total Variable Rate Demand Notes* (cost: $41,320,000)		41,320,000
Total Securities (cost: $372,647,591) - 99.71%		391,824,181
Other Assets and Liabilities, Net - .29%		1,140,681
Net Assets - 100.00%		$392,964,862

S&P Credit Rating (Unaudited)	Percent Of Net Assets
AAA	68.80%
AA	5.98
A	18.94
BBB	5.99
99.71%

Atlas National Municipal Bond Fund
	principal amount	market value (note 1)
Fixed Rate Bonds and Notes - 89.44%
A B C California, Unified School District, Capital Appropriation, Series B, FGIC Insured, 0.00% due 08/01/24	$1,715,000	$643,828
Agua Caliente Band Cahuilla Indians, California Revenue, 6.00% due 07/01/18	1,000,000	1,033,930
Alabama State Docks Department, Docks Facilities Revenue, MBIA Insured, AMT, 6.10% due 10/01/13	1,000,000	1,073,000
Anchorage, Alaska, Electric Utility Revenue Refunding, Senior Lien, MBIA Insured, 8.00% due 12/01/10	985,000	1,241,494
Augusta, Georgia, Water & Sewer Revenue, FSA Insured, 5.25% due 10/01/39	1,000,000	1,058,110
Boulder County, Colorado, Development Revenue, University Corp. for Atmospheric Research, MBIA Insured, 5.00% due 09/01/27	1,880,000	1,937,810
Broward County, Florida, Resource Recovery Revenue, Wheelabrator South Broward Project, Series A, 4.50% due 06/01/11	400,000	417,272
Burlington, Kansas, Pollution Control Revenue, Kansas Gas & Electric Co. Project, Series A, MBIA Insured, 5.30% due 06/01/31	500,000	533,255
Calcasieu Parish, Louisiana, Public Trust Authority, Student Lease Revenue, McNeese Student Housing Project, MBIA Insured, 5.25% due 05/01/33	1,295,000	1,359,854
California, Department of Water Resources, Power Supply Revenue, Series A, Series A, 5.375% due 05/01/22	1,000,000	1,076,880

Atlas National Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
California, Educational Facilities Authority Revenue Refunding, Santa Clara University, MBIA Insured, 5.00% due 09/01/23	$1,000,000	$1,100,010
California, General Obligation,
5.00% due 07/01/17	1,500,000	1,597,485
5.00% due 10/01/22	700,000	730,555
5.00% due 02/01/32	500,000	507,265
5.50% due 11/01/33	1,200,000	1,281,180
Charles City County, Virginia, Industrial Development Authority, Waste Management Virginia, Inc. Project, AMT, 4.875% due 02/01/09	1,000,000	1,046,670
Chatham County, Georgia, Hospital Authority Revenue, Memorial Health Medical Center, Series A, 6.125% due 01/01/24	1,000,000	1,089,930
Chesterfield County, Virgina, Industrial Development Authority, Pollution Control Revenue, Virgina Electric and Power Co., 5.875% due 06/01/17	1,500,000	1,649,445
Chicago, Illinois, Metropolitan Water Reclamation District, Greater Chicago Capital Improvement, 7.25% due 12/01/12	1,500,000	1,900,215
Colorado Department of Transportation, Revenue Anticipation Notes, Series A, MBIA Insured, 5.25% due 06/15/10	1,000,000	1,115,960
Colorado Educational & Cultural Facilities Authority Revenue, 5.875% due 04/01/22	1,000,000	1,067,610
Colorado Health Facilities Authority, Evangelical Lutheran Project, Series A, 5.25% due 06/01/34	1,300,000	1,328,821
Vail Valley Medical Center Project, 5.75% due 01/15/22	1,770,000	1,873,722
Colorado Housing Finance Authority, Single Family Program, Senior Series, AMT, 7.40% due 11/01/27	75,000	77,270
Colorado Public Highway Authority, E-470, Capital Appropriation, Senior Series B, MBIA Insured, 0.00% due 09/01/21	2,000,000	905,720
Colorado Public Highway Authority, E-470, Colorado Revenue, MBIA Insured, 0.00% due 09/01/17	1,900,000	1,487,529
Colorado Springs, Colorado, Utilities System Revenue, Sub-Lien Improvement, Series A, 5.00% due 11/15/33	1,000,000	1,021,510
Colorado, South Suburban Parks & Recreation District Revenue, AMBAC Insured, 5.375% due 09/15/18	2,160,000	2,380,622
Connecticut State Health & Educational Facilities Authority Revenue, 5.125% due 07/01/27	2,700,000	2,835,189
Cook County, Illinois, MBIA Insured, 7.25% due 11/01/07	620,000	653,120
Curators University of Missouri, System Facility Revenue, Series A, 5.00% due 11/01/21	1,000,000	1,063,790
Cuyahoga, Ohio, Refunding Revenue Bonds, Series A, 5.50% due 01/01/29	1,000,000	1,048,390

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas National Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Dallas-Fort Worth, Texas, International Airport Revenue, Refunding and Improvement, Series A, FGIC Insured, AMT, 5.50% due 11/01/31	$1,500,000	$1,567,560
Denver, City and County Airport Revenue, Series B, 5.00% due 11/15/33	1,000,000	1,020,780
El Paso County School District No. 20, FGIC Insured, 5.50% due 12/15/23	1,000,000	1,114,360
Escambia, Florida, Health Facilities Authority Revenue, Ascension Health Credit, Series A, 5.25% due 11/15/11	1,000,000	1,106,550
Foothill/Eastern Corridor Agency, Toll Road Revenue, 5.75% due 01/15/40	2,000,000	2,018,360
Illinois State General Obligation, FSA Insured, 5.375% due 05/01/13	2,000,000	2,260,220
Interlocken Metro District, Colorado, Series C, 0.00% due 12/15/25	1,500,000	470,040
Jefferson County, Alabama, Limited Obligation Reserve Bond Warrants, Series A, 5.00% due 01/01/24	1,000,000	1,018,140
Jones County, Mississippi, Hospital Revenue, South Central Regional Medical Center, 5.50% due 12/01/17	250,000	252,807
Kern, California, High School District, Series 1990-C Election, MBIA Insured, 6.25% due 08/01/10	545,000	641,765
Lakota, Ohio, Local School District, AMBAC Insured, 7.00% due 12/01/09	1,740,000	2,067,277
Larimer County, Colorado, School District No. R-001, MBIA Insured, 5.50% due 12/15/23	1,000,000	1,155,930
Long Island Power Authority, New York, Electric System Revenue, 5.00% due 06/01/08	1,500,000	1,609,815
Maricopa County, Arizona, Unified School District 69, Paradise Valley Refunding, MBIA Insured, 6.35% due 07/01/10	600,000	701,748
Maryland State Health & Higher Educational Facilities Authority Revenue, John Hopkins University, Series A, 5.00% due 07/01/33	1,000,000	1,029,730
Lifebridge Health, Series A, 5.125% due 07/01/34	1,000,000	1,014,200
Massachusetts State Housing Finance Agency, Series F, MBIA Insured,
5.125% due 12/01/34	100,000	100,070
5.30% due 12/01/47	250,000	250,080
Massachusetts State Industrial Finance Agency Revenue, 5.65% due 10/01/18	500,000	529,705
Metropolitan Pier & Exposition Authority, Illinois, Dedicated State Tax Revenue, McCormick Place Expansion Project, Capital Appropriation, FGIC Insured, 0.00% due 06/15/29	4,000,000	1,118,280
Prerefunded, Series A, 7.25% due 06/15/05	35,000	35,827
Prerefunded, Series A, 7.25% due 06/15/05	105,000	107,490
Prerefunded, Series A-2002, 7.25% due 06/15/05	105,000	107,485
Unrefunded Balance, Series A-2002, 7.25% due 06/15/05	5,000	5,114

Atlas National Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Metropolitan Transportation Authority, New York, Service Contract,
Series A, 5.125% due 01/01/29	$1,000,000	$1,027,880
Series A, 5.75% due 01/01/18	1,000,000	1,160,610
Metropolitan Transportation Authority, New York, Transportation Facilities Revenue, Series 8, 5.375% due 07/01/21	1,000,000	1,148,710
Minnesota State Municipal Power Agency Electric Revenue, Series A, 5.00% due 10/01/34	1,000,000	1,014,810
Mississippi Higher Education Assistance Corp., Student Loan Revenue, Series C, AMT, 6.05% due 09/01/07	135,000	135,259
Mississippi Hospital Equipment & Facilites Authority Revenue, Baptist Memorial Hospital, Series B-1, 5.00% due 09/01/24	1,000,000	1,009,320
Monroe County, Pennsylvania, Hospital Authority Revenue, Pocono Medical Center, 6.00% due 01/01/43	1,000,000	1,037,060
Nevada Housing Division, Single Family
Mortgage, Series C, AMT, 6.60% due 04/01/14	95,000	95,675
New Hampshire State Business Financing Authority, Pollution Control Revenue, Central Maine Power Co., 5.375% due 05/01/14	1,300,000	1,399,489
New York City, New York, General Obligation,
Series D, 5.00% due 11/01/34	1,000,000	1,012,650
Series L, 5.75% due 08/01/12	500,000	540,460
Series I, 5.875% due 03/15/14	500,000	529,480
Series F, 6.00% due 08/01/11	500,000	531,910
New York City, New York, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Prerefunded, Series B, 6.00% due 06/15/33	625,000	729,131
Unrefunded, Series B, 6.00% due 06/15/33	375,000	435,416
New York City, New York, Transitional Financing Authority Revenue, Future Tax Secured, Series B, 5.00% due 05/01/30	1,000,000	1,021,380
New York State Dormitory Authority Revenue, North Shore Long Island Jewish Group, 5.375% due 05/01/23	1,200,000	1,261,152
New York State Highway Authority, Service Contract Revenue, Local Highway and Bridge, Prerefunded, 5.00% due 04/01/17	205,000	221,476
Unrefunded, 5.00% due 04/01/17	795,000	839,743
North Carolina, Eastern Municipal Power Agency, Power System Revenue,
Series D, 5.125% due 01/01/23	500,000	512,695
Series C, 5.375% due 01/01/17	1,000,000	1,064,460
North Carolina, Municipal Power Agency, Series B, 6.375% due 01/01/08	1,000,000	1,100,670
North Carolina, State Facilities Financing Agency Revenue, Duke University Project, Series A, 5.125% due 07/01/42	2,000,000	2,043,580

The accompanying notes are an integral part of these financial statements.

Atlas National Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Phoenix, Arizona, Civic Improvement Corp., Water System Revenue, FGIC Insured, 5.25% due 07/01/18	$1,000,000	$1,136,140
Pinal County, Arizona, Unified School District 43, Apache JCT, Series A, FGIC Insured, 6.80% due 07/01/09	425,000	496,800
Port of Seattle, Washington, Revenue, Series B, MBIA Insured, AMT, 5.625% due 02/01/24	1,000,000	1,077,080
Puerto Rico Commonwealth, Public Improvement,
Series A, MBIA Insured, 5.50% due 07/01/14	500,000	580,670
Series A, FGIC Insured, 5.50% due 07/01/18	2,000,000	2,340,300
Series C, 6.00% due 07/01/13	1,000,000	1,103,000
Puerto Rico, Electric Power Authority, Power Revenue, Series Z, 5.25% due 07/01/21	1,000,000	1,010,190
Puerto Rico, Infrastructure Financing Authority, Series A, 5.50% due 10/01/32	1,000,000	1,090,730
Puerto Rico, Public Buildings Authority Revenue, Government Facilities,
Prerefunded, Series D, 5.25% due 07/01/27	730,000	812,103
Unrefunded, Series D, 5.25% due 07/01/27	270,000	283,119
Rhode Island Health and Educational Building Corp. Revenue, Higher Education Facility, Salve Regina University, 5.125% due 03/15/32	1,500,000	1,528,890
Sales Tax Asset Recievable Corporation, New York, Series A, AMBAC Insured, 5.00% due 10/15/32	1,000,000	1,032,770
Salt River Project, Arizona, Agricultural Improvement and Power District, Series A, 5.00% due 01/01/22	1,150,000	1,222,795
Steubenville, Ohio Hospital Revenue, Facilities Refunding and Improvement, Trinity Health System, 6.50% due 10/01/30	1,750,000	1,951,688
Superior, Wisconsin, Limited Obligation Revenue Refunding, Midwest Energy Resources, Series E, FGIC Insured, 6.90% due 08/01/21	500,000	657,085
Tallassee, Alabama, Industrial Development Board Revenue Refunding, Dow United Technologies Corp., Series B, 6.10% due 08/01/14	1,000,000	1,078,390
Tucson, Arizona, Water Revenue, FGIC Insured, 5.50% due 07/01/17	2,250,000	2,534,535
University of Arkansas, University Construction Revenue, Series B, MBIA Insured, 5.00% due 11/01/34	1,000,000	1,028,100
University of California Revenue, Multiple Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/22	1,000,000	1,075,550
University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC Insured, 5.00% due 06/01/33	1,000,000	1,022,710
Virginia College, Educational Facilities Revenue, Hampton University Project,
5.00% due 04/01/18	1,300,000	1,343,368

Atlas National Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Washington State Public Power Supply,
Series A, Prerefunded, 7.25% due 07/01/06	$470,000	$504,907
Series A, Unrefunded, 7.25% due 07/01/06	30,000	32,160
Wyandotte, Kansas, Unified Government, General Motors Corp. Project, 6.00% due 06/01/25	1,000,000	1,055,320
Total Fixed Rate Bonds and Notes (cost: $99,099,434)		105,312,190
Variable Rate Demand Notes* - 8.15%
Anchorage, Alaska, Higher Education Revenue, Alaska Pacific University, 2.05% due 07/01/17	390,000	390,000
Brooklyn Center, Minnesota Revenue, Brookdale Corp. II Project, 2.27% due 12/01/14	300,000	300,000
Clarksville, Tennessee, Public Building Authority Revenue, Tennessee Municipal Bond Fund, 2.15% due 07/01/31	1,300,000	1,300,000
Connecticut State Health & Educational Facilities Authority Revenue, 2.10% due 07/01/37	600,000	600,000
Gainesville & Hall County, Georgia, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, Series C, 1.83% due 11/15/30	900,000	900,000
Harris County, Texas, Health Facilities Development Corp., Hosptial Revenue, Texas Children's Hospital, Series B-1, MBIA Insured, 2.18% due 10/01/29	900,000	900,000
Idaho Health Facilities Authority Revenue, St. Lukes Medical Center, FSA Insured, 2.17% due 07/01/30	400,000	400,000
Illinois Health Facilities Authority Revenue, Resurrection Healthcare Corporation, Series A, 2.19% due 05/15/29	300,000	300,000
Iowa, Financing Authority Revenue, Wheaton Franciscan Services, Series A, MBIA Insured, 1.96% due 08/15/24	400,000	400,000
Lancaster County, Nebraska, Hospital Authority Revenue, Immanuel Retirement Communities, Series A, 2.19% due 07/01/30	200,000	200,000
Massachusetts State Health and Educational Facilities Authority Revenue, Capital Asset Program, Series C, MBIA Insured, 1.98% due 07/01/10	300,000	300,000
Miami, Florida, Health Facilities Authority Revenue, Mercy Hospital Project, 1.88% due 08/01/20	100,000	100,000
North Central, Texas, Health Facility Development Corp. Revenue, Methodist Hospital of Dallas, Series B, MBIA Insured, 2.18% due 10/01/15	1,400,000	1,400,000
Rhode Island Health & Educational Building Corp. Revenue, St. Mary Academy, 2.15% due 12/01/31	400,000	400,000
Sarpy County, Nebraska, Health Facilities Revenue, Immanuel Retirement Communities, Series B, 2.19% due 07/01/30	500,000	500,000

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas National Municipal Bond Fund	(continued)
	principal amount	market value (note 1)
Signal Mountain, Tennessee, Health Educational & Housing Facilities Board Revenue, Alexian Village, FSA Insured, 1.99% due 01/01/28	$600,000	$600,000
Southwest Higher Education Authority, Inc., Southern Methodist University, 2.00% due 07/01/15	200,000	200,000
Washington, Housing Financing Nonprofit Housing Revenue, Golden Sands Project, 2.09% due 07/01/29	200,000	200,000
Wisconsin, Health & Educational Facilities Authority Revenue, Wheaton Franciscan Services, 1.98% due 08/15/16	200,000	200,000
Total Variable Rate Demand Notes * (cost: $9,590,000)		9,590,000
Total Securities (cost: $108,689,434) - 97.59%		114,902,190
Other Assets and Liabilities, Net - 2.41%		2,839,889
Net Assets - 100.00%		$117,742,079

S&P Credit Rating (Unaudited)	Percent Of Net Assets
AAA	48.79%
AA	15.61
A	23.42
BBB	9.77
97.59%

Atlas Strategic Income Fund
	principal amount or units (i & j)	market value (note 1)
Asset-Backed Securities - 2.42%
Automobile - 1.84%
Bank One Auto Securitization Trust, Automobile Receivables, Series 2003-1, Cl. A2, 1.29% due 08/21/06	$82,304	$82,107
BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2004-A, Cl. A2, 1.88% due 10/25/06	290,236	289,123
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts., Series 2004-2, Cl. A3, 3.58% due 01/15/09	250,000	249,960
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates, Series 2002-A, Cl. A4, 4.24% due 09/15/08	59,190	59,523
Series 2003-B, Cl. A2, 1.28% due 03/15/06	19,454	19,431
Daimler Chrysler Auto Trust, Automobile Loan Pass-Through Certificates,
Series 2002-A, Cl. A3, 3.85% due 04/06/06	22,121	22,121
Series 2003-A, Cl. A2, 1.52% due 12/08/05	71,185	71,133
Series 2003-B, Cl. A2, 1.61% due 07/10/06	295,093	294,412
Series 2004-B, Cl. A2, 2.48% due 02/08/07 (f)	100,000	99,698
Series 2004-C, Cl. A2, 2.62% due 06/08/07	350,000	348,707

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Ford Credit Auto Owner Trust, Automobile Installment Sales, Series 2004-A, Cl. A2, 2.13% due 10/15/06	$440,000	$438,012
Honda Auto Receivables Owner Trust, Automobile Receivables Obligations,
Series 2003-3, Cl. A2, 1.52% due 04/21/06	165,879	165,498
Series 2003-4, Cl. A2, 1.58% due 07/17/06	213,246	212,637
Household Automotive Trust, Automobile Loan Certificates, Series 2003-2, Cl. A2, 1.56% due 12/18/06	80,530	80,320
M&I Auto Loan Trust, Automobile Loan Certificates,
Series 2002-1, Cl. A3, 2.49% due 10/22/07	94,216	94,144
Series 2003-1, Cl. A2, 1.60% due 07/20/06	146,919	146,615
National City Auto Receivables Trust, Series 2004-A, Cl. A2, 1.50% due 02/15/07	179,083	178,341
Nissan Auto Lease Trust, Auto Lease Obligations,
Series 2003-A, Cl. A2, 1.69% due 12/15/05	14,446	14,446
Series 2004-A, Cl. A2, 2.55% due 01/15/07	160,000	159,450
Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
Series 2002-A, Cl. A4, 4.28% due 10/16/06	46,959	47,166
Series 2004-A, Cl. A2, 1.40% due 07/17/06	204,651	203,700
Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed Obligations,
Series 2002-B, Cl. A3, 3.76% due 06/15/06	16,058	16,071
Series 2003-B, Cl. A2, 1.43% due 02/15/06	62,653	62,576
USAA Auto Loan Grantor Trust, Automobile Loan Asset-Backed Nts.,
Series 2002-1, Cl. A3, 2.41% due 10/16/06	40,472	40,445
Series 2004-1, Cl. A2, 1.43% due 09/15/06	478,477	476,655
Series 2004-2, Cl. A2, 2.41% due 02/15/07	220,000	219,167
Series 2004-3, Cl. A2, 2.79% due 06/15/07	160,000	159,584
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivables,
Series 2003-1, Cl. A2, 1.11% due 12/20/05	24,878	24,855
Series 2003-2, Cl. A2, 1.55% due 06/20/06	118,738	118,433
Series 2004-A, Cl. A2, 2.47% due 01/22/07	210,000	209,081
Wachovia Auto Owner Trust, Automobile Receivables Nts., Series 2004-B, Cl. A2, 2.40% due 05/21/07	160,000	159,242

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Whole Auto Loan Trust, Automobile Loan Receivables,
Series 2002-1, Cl. A3, 2.60% due 08/15/06	$249,791	$249,662
Series 2003-1, Cl. A2A, 1.40% due 04/15/06	147,120	146,753
Series 2004-1, Cl. A2A, 2.59% due 05/15/07	200,000	199,188
Home Equity - .38%
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates, Series 2004-A, Cl. AF1, 2.03% due 06/25/19	61,343	61,069
Centex Home Equity, Home Equity Mtg. Obligations,
Series 2003-C, Cl. AF1, 2.14% due 07/25/18	24,110	24,068
Series 2004-D, Cl. AF1, 2.98% due 04/25/20 (e)(f)	109,699	109,274
Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg. Obligations, Series 2002-4, Cl. 1A3, 3.44% due 04/25/23	38,260	38,238
Series 2003-4, Cl. 1A1, 2.54% due 09/25/17 (c)	19,107	19,105
Series 2003-4, Cl. 1A2, 2.138% due 07/25/18	90,000	89,642
Series 2004-1, Cl. IIA1, 2.53% due 09/25/21 (c)	194,620	194,624
CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized Mtg. Obligations, Series 2003-2, Cl. AF1, 2.518% due 05/25/33 (c)	10,778	10,779
Series 2003-3, Cl. AF1, 2.54% due 08/25/33 (c)	55,296	55,298
Option One Mortgage Loan Trust, Series 2004-3, Cl. A2, 2.57% due 11/25/34 (c)(f)	114,750	114,752
Popular Asset-Backed Securities, Home Equity Pass-Through Cerificates, Series 2004-5, Cl. AF2, 3.745% due 11/10/34 (f)	70,000	70,000
Wells Fargo Home Equity, Home Equity Loan Asset-Backed Certificates, Series 2004-2, Cl. AI1B, 2.94% due 02/25/18	324,701	322,998
Other ABS - .20%
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2003-EF1, Cl. A2, 1.49% due 12/20/05	15,598	15,591
Series 2004-DFS, Cl. A2, 2.66% due 11/20/06 (a)(f)	180,000	179,121
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2002-A3, Cl. A3, 4.40% due 05/15/07	220,000	221,382

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Embarcadero Aircraft Securitization Trust, Airplane Collateral Obligations, Series 2000-A, Cl. B, 3.50% due 08/15/25 (a)(b)(c)(f)(r)	$455,016	$142
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2003-3, Cl. A1, 1.50% due 01/15/08	158,425	157,767
NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-1, Cl. D, 8.75% due 01/25/29 (f)	54,708	14,600
Total Asset-Backed Securities (cost: $7,580,103)		7,056,706
Mortgage-Backed Obligations - 15.03%
Commercial MBS - 1.80%
Banc of America Funding Corp., Series 2004-2, Cl. 2A1, 6.50% due 07/20/32	352,518	359,931
Bank of America Mtg. Securities, Collateralized Mtg. Obligations,
Series 2004-6, Cl. A3, 4.512% due 12/10/42	190,000	190,954
Series 2004-8, Cl. 5A1, 6.50% due 05/25/32	261,821	271,885
Series 2004-G, Cl. 2A1, 2.469% due 08/25/34	134,421	134,072
Bank of America Mtg. Securities, Commercial Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A9, 3.712% due 06/25/34	192,018	192,019
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2004-J9, Cl. 1A1, 2.60% due 10/25/34 (c)	258,169	258,305
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. D, 7.81% due 04/29/39 (a)(c)(f)	99,954	102,406
First Union/Lehman Brothers/Bank of America, Commercial Mtg. Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56% due 11/18/35	150,000	161,270
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 1997-C1, Cl. A3, 6.869% due 07/15/29	106,303	112,463
Series 2004-C3, Cl. A4, 4.547% due 12/10/41	120,000	121,196
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2004-C1, Cl. A1, 3.659% due 10/10/28 (c)	139,038	137,440
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2004-12, Cl. 3A1, 4.593% due 12/25/34 (f)	383,690	383,690
Master Alternative Loan Trust, Collateralized Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6.00% due 07/25/34	375,385	387,384

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Master Seasoned Securities Trust, Series 2004-2, Cl. PT65 6.50% due 12/01/34	$564,000	$581,625
Mirant Mid-Atlantic LLC, Mortgage Related Pass-Through Certificates, Sec. Nts., Series A 8.625% due 06/30/12	131,808	146,307
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-C1, Cl. F, 7.44% due 02/15/28 (a)(c)	97,137	89,904
Series 1997-XL1, Cl. G, 7.695% due 10/03/30 (a)	60,000	39,727
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59% due 03/15/30	170,000	183,882
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306% due 10/06/15 (a)	191,000	220,055
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-C1, Cl. F, 8.38% due 01/20/28 (c)(f)	250,000	205,781
Washington Mutual Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2003-AR12, Cl. A2, 2.45% due 02/25/34	3,601	3,600
Wells Fargo, Mortgage Related Pass-Through Certificates,
Series 2004-DD, Cl. 2A1, 4.548% due 01/25/35	430,000	431,529
Series 2004-N, Cl. A10, 3.803% due 08/25/34 (f)	342,887	343,800
Series 2004-W, Cl. A2, 4.641% due 11/25/34	194,271	194,686
Government - Sponsored Enterprises - 13.12%
Fannie Mae,
Unsec. Bonds, 7.25% due 05/15/30	270,000	345,202
Unsec. Nts., 1.80% due 05/27/05	560,000	558,425
Unsec. Nts., 4.25% due 07/15/07	2,370,000	2,419,673
4.50% due 01/01/20 (n)	1,178,000	1,173,950
5.00% due 01/01/20 (n)	888,000	901,875
5.00% due 01/01/35 (n)	1,426,000	1,414,414
5.50% due 02/01/33	711,473	722,914
5.50% due 03/01/33	152,221	154,669
5.50% due 07/01/33	393,300	399,625
5.50% due 10/01/33	51,512	52,340
5.50% due 12/01/33	271,042	275,401
5.50% due 01/01/34	242,207	246,102
5.50% due 01/01/35 (n)	5,466,000	5,547,990
6.00% due 01/01/35 (n)	3,006,000	3,107,453
6.50% due 05/01/29	49,823	52,336
6.50% due 10/01/30	59,192	62,201
6.50% due 01/01/35 (n)	2,429,000	2,546,656
7.00% due 01/01/28	53,543	56,875

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
7.00% due 06/01/28	$113,577	$120,895
7.00% due 07/01/32	533,766	566,910
7.00% due 06/01/34	86,140	91,281
7.00% due 07/01/34	469,831	497,869
7.00% due 08/01/34	438,037	464,178
7.00% due 01/01/35 (n)	1,754,000	1,858,144
7.25% due 01/15/10	1,000,000	1,149,301
8.50% due 07/01/32	10,478	11,370
Fannie Mae Whole Loan, Collateralized Mtg. Obligations, Pass-Through Certificates, Trust 2004-W9, Cl. 2A2, 7.00% due 02/25/44	279,979	296,690
Fannie Mae, Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust 1996-35, Cl. Z, 7.00% due 07/25/26	370,603	388,976
Trust 1998-63, Cl. PG, 6.00% due 03/25/27	54,327	54,552
Trust 2001-50, Cl. NE, 6.00% due 08/25/30	107,133	108,546
Trust 2001-70, Cl. LR, 6.00% due 09/25/30	105,271	107,269
Trust 2001-72, Cl. NH, 6.00% due 04/25/30	82,568	84,389
Trust 2001-74, Cl. PD, 6.00% due 05/25/30	32,878	33,304
Trust 2002-50, Cl. PD, 6.00% due 09/25/27	57,338	57,341
Trust 2002-77, Cl. WF, 1.501% due 12/18/32	74,405	74,798
Trust 2002-94, Cl. MA, 4.50% due 08/25/09	158,804	159,052
Trust 2003-81, Cl. PA, 5.00% due 02/25/12	42,560	42,690
Trust 2004-101, Cl. BG, 5.00% due 01/25/20	212,000	213,557
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Trust 2002-28, Cl. SA, 5.383% due 04/25/32 (c)(g)	79,281	7,830
Trust 2002-38, Cl.SO, 4.583% due 04/25/32 (c)(g)	126,283	10,074
Trust 2002-39, Cl. SD, 5.59% due 03/18/32 (c)(g)	126,995	13,021
Trust 2002-48, Cl. S, 5.583% due 07/25/32 (c)(g)	125,721	13,051
Trust 2002-52, Cl. SL, 5.583% due 09/25/32 (c)(g)	78,663	8,218
Trust 2002-53, Cl. SK, 5.683% due 04/25/32 (c)(g)	78,604	8,238
Trust 2002-56, Cl. SN, 5.583% due 07/25/32 (c)(g)	173,319	18,045
Trust 2002-77, Cl. IS, 5.69% due 12/18/32 (c)(g)	215,148	22,549

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Fannie Mae, Interest-Only Stripped Mtg.-Backed Security,
Trust 2001-63, Cl. SD, 5.49% due 12/18/31 (c)(g)	$121,602	$12,790
Trust 2001-68, Cl. SC, 5.483% due 11/25/31 (c)(g)	89,313	9,661
Trust 2001-81, Cl. S, 5.533% due 01/25/32 (c)(g)	102,481	12,435
Trust 2002-77, Cl. SH, 5.69% due 12/18/32 (c)(g)	123,157	12,395
Trust 2002-9, Cl. MS, 5.683% due 03/25/32 (c)(g)	151,088	16,386
Trust 221-3, Cl. IO, 7.50% due 05/01/23 (c)(g)	89,806	17,198
Trust 240, Cl. IO, 7.00% due 09/01/23 (g)	143,844	27,124
Trust 247, Cl. 2, 7.50% due 10/01/23 (g)	529,940	97,142
Trust 301, Cl. 2, 6.50% due 04/01/29 (g)	160,073	30,082
Trust 319, Cl. 2, 6.50% due 02/01/32 (g)	92,653	17,635
Trust 321, Cl. 2, 6.50% due 03/01/32 (g)	408,984	80,509
Trust 324, Cl. 2, 6.50% due 06/01/32 (g)	549,061	110,760
Trust 333, Cl. 2, 5.50% due 03/01/33 (g)	345,198	74,009
Freddie Mac,
Nts., 3.75% due 07/15/09 (EUR)	445,000	618,493
Unsec. Nts., 6.625% due 09/15/09	1,400,000	1,565,677
5.00% due 01/14/35 (n)	3,451,000	3,426,194
5.50% due 01/01/35 (n)	833,000	846,016
6.00% due 07/01/24	515,503	535,844
7.00% due 06/01/29	572,729	607,519
7.00% due 03/01/31	155,609	164,920
7.00% due 10/01/31	229,723	243,467
7.00% due 01/01/33	503,053	533,158
7.00% due 09/01/33	148,034	157,561
7.00% due 11/01/33	213,679	226,362
7.00% due 11/01/34	888,000	941,131
Freddie Mac, Gtd. Mtg. Pass-Through Participation Certificates, Series 151, Cl. F, 9.00% due 05/15/21	36,023	36,020
Freddie Mac, Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 1669, Cl. G, 6.50% due 02/15/23	60,267	60,709
Series 2034, Cl. Z, 6.50% due 02/15/28	95,522	99,142
Series 2053, Cl. Z, 6.50% due 04/15/28	104,964	109,327
Series 2055, Cl. ZM, 6.50% due 05/15/28	152,696	158,719
Series 2080, Cl. Z, 6.50% due 08/15/28	100,495	103,563
Series 2387, Cl. PD, 6.00% due 04/15/30	200,917	208,137

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Series 2466, Cl. PD, 6.50% due 04/15/30	$56,596	$56,833
Series 2498, Cl. PC, 5.50% due 10/15/14	27,843	28,064
Series 2500, Cl. FD, 2.90% due 03/15/32 (c)	55,858	56,042
Series 2526, Cl. FE, 2.80% due 06/15/29 (c)	59,272	59,449
Series 2551, Cl. FD, 2.80% due 01/15/33 (c)	46,271	46,559
Series 2551, Cl. TA, 4.50% due 02/15/18	23,933	23,903
Freddie Mac, Interest-Only Stripped Mtg.-Backed Security,
Series 177, Cl. IO, 7.00% due 07/01/26 (g)	236,146	43,332
Series 192, Cl. IO, 6.50% due 02/01/28 (g)	45,274	8,329
Series 200, Cl. IO, 6.50% due 01/01/29 (g)	55,546	10,545
Series 205, Cl. IO, 7.00% due 09/01/29 (g)	299,922	55,663
Series 2074, Cl. S, 6.29% due 07/17/28 (c)(g)	58,793	7,535
Series 2079, Cl. S, 6.29% due 07/17/28 (c)(g)	91,266	11,832
Series 208, Cl. IO, 7.00% due 06/01/30 (g)	234,009	42,523
Series 2526, Cl. SE, 5.698% due 06/15/29 (c)(g)	146,329	11,803
Series 2819, Cl. S, 5.198% due 06/15/34 (c)(g)	1,368,492	131,588
U.S. Government Agencies - .11%
Government National Mortgage Association,
7.00% due 03/15/28	175,844	187,191
7.00% due 07/15/28	85,436	90,949
Government National Mortgage Association, Interest-Only Stripped Mtg.-Backed Security, Series 1998-19, Cl. SB, 6.293% due 07/16/28 (g)	186,535	24,244
Series 1998-6, Cl. SA, 6.083% due 03/16/28 (g)	111,505	13,462
Total Mortgage-Backed Obligations (cost: $44,226,741)		43,844,081
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 1.61%
Fannie Mae,
Unsec. Nts., 4.25% due 05/15/09	795,000	808,903
Unsec. Nts., 6.00% due 05/15/08	1,010,000	1,086,801
Freddie Mac,
Unsec. Nts., 2.75% due 10/15/06	1,115,000	1,106,179
Unsec. Nts., 6.875% due 09/15/10	1,475,000	1,683,859
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $4,717,038)		4,685,742
U.S. Government Obligations - 8.62%
Residual Funding Corp., Strip Principal, Zero Coupon due 01/15/21	470,000	206,001

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Tennessee Valley Authority,
6.79% due 05/23/12	$4,050,000	$4,663,413
7.125% due 05/01/30	120,000	149,265
U.S. Treasury Bonds,
5.50% due 08/15/28	146,000	158,022
6.25% due 05/15/30	503,000	601,380
9.25% due 02/15/16 (q)	1,802,000	2,572,285
U.S. Treasury Notes,
2.50% due 09/30/06	2,440,000	2,418,935
2.50% due 10/31/06	1,915,000	1,897,122
2.75% due 07/31/06	1,781,000	1,775,226
2.75% due 08/15/07	258,000	255,168
5.75% due 08/15/10 (l)	1,150,000	1,266,124
6.50% due 02/15/10 (k)	3,324,000	3,763,260
7.00% due 07/15/06 (l)	2,500,000	2,650,585
U.S. Treasury STRIPS,
Zero Coupon due 02/15/10	3,100,000	2,567,187
Zero Coupon due 02/15/16	310,000	186,574
Total U.S. Government Obligations (cost: $25,174,014)		25,130,547
Foreign Government Obligations - 30.85%
Argentina - .77%
Argentina (Republic of),
0.95% Bonds due 05/03/05	24,000	23,760
1.98% Bonds due 08/03/12 (c)	1,800,000	1,530,000
2.00% Series PR12 due 01/03/16 (ARS) (f)	540,000	232,532
2.00% Series PRE8 due 01/03/10 (ARS) (f)	800,000	402,355
3.50% Disc. Nts., Series L-GL due 03/31/23 (c)(f)	85,000	47,600
Buenos Aires (Province of), 1.385% Bonos de Consolidacion de Deudas, Series PBA1 due 04/01/07 (ARS) (b)(c)(f)(r)	19,312	7,634
Australia - .91%
Queensland Treasury Corp., 6.00% due 07/14/09 (AUD)	3,300,000	2,642,904
Austria - 1.09%
Austria (Republic of),
5.00% Nts., Series 98-1 due 01/15/08 (EUR)	445,000	641,462
6.25% Bonds due 07/15/27 (EUR)	1,450,000	2,523,586
Belgium - 2.25%
Belgium (Kingdom of),
3.75% Bonds, Series 32 due 03/28/09 (EUR)	1,195,000	1,668,358
5.00% Bonds due 09/28/11 (EUR)	835,000	1,242,999
5.75% Bonds, Series 28 due 03/28/08 (EUR)	1,400,000	2,069,659
5.75% Bonds, Series 35 due 09/28/10 (EUR)	430,000	660,501
6.25% Bonds, Series 26 due 03/28/07 (EUR)	75,000	109,656
6.50% Bonds, Series 19 due 03/31/05 (EUR)	595,000	814,007
Brazil - 2.09%
Brazil (Federal Republic of),
3.125% Series 15 yr. due 04/15/09 (c)	5,294	5,232
8.00% Series 20 yr. due 04/15/14	3,275,542	3,351,207

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
8.875% Bonds due 10/14/19	$575,000	$606,050
8.875% Unsec. Unsub. Nts. due 04/15/24	366,000	378,298
10.00% Unsec. Unsub. Bonds due 08/07/11	230,000	266,570
10.50% Bonds due 07/14/14	335,000	396,975
11.00% Unsec. Unsub. Bonds due 08/17/40	555,000	658,508
12.00% Nts. due 04/15/10	345,000	426,075
Bulgaria - .25%
Bulgaria (Republic of),
8.25% Bonds due 01/15/15 (a)	295,000	368,750
8.25% Bonds due 01/15/15	295,000	370,933
Cayman Islands - .35%
Pioneer 2002 Ltd.,
6.74% Sec. Nts., Series 2002-1, Cl. E-A due 06/15/06 (a)(c)	250,000	252,125
7.49% Sec. Nts., Series 2003-II, Cl. B due 06/15/06(a)(c)	250,000	254,950
8.24% Sec. Nts., Series 2003-II, Cl. C due 06/15/06(a)(c)	250,000	255,125
8.49% Sec. Nts., Series 2003-II, Cl. A due 06/15/06(a)(c)	250,000	255,825
Colombia - .51%
Colombia (Republic of),
8.375% Unsec. Unsub. Nts. due 02/15/27	235,000	227,950
11.375% Unsec. Unsub. Nts. due 01/31/08 (EUR)	455,000	737,962
11.75% Nts. due 03/01/10 (COP)	1,245,000,000	526,525
Denmark - .28%
Denmark (Kingdom of), 4.00% Bonds due 08/15/08 (DKK)	4,330,000	817,363
Dominican Republic - .07%
Dominican Republic, 9.04% Reg. S, Nts. due 01/23/13	235,000	196,813
Ecuador - .18%
Ecuador (Republic of), 8.00% Unsec. Bonds due 08/15/30 (e)	625,000	539,063
El Salvador - .07%
El Salvador (Republic of), 7.625% Bonds due 09/21/34 (a)	200,000	206,000
Finland - .53%
Finland (Republic of),
2.75% Sr. Unsec. Unsub. Nts. due 07/04/06 (EUR)	80,000	108,977
5.00% Sr. Unsec. Unsub. Nts. due 07/04/07 (EUR)	415,000	594,062
5.75% Bonds due 02/23/11 (EUR)	545,000	841,016
France - 1.10%
France (Government of),
3.50% Treasury Nts. due 01/12/05 (EUR)	635,000	860,278
4.75% Treasury Nts. due 07/12/07 (EUR)	50,000	71,226
5.50% Obligations Assimilables du Tresor Bonds due 10/25/07 (EUR)	440,000	640,214
5.50% Obligations Assimilables du Tresor Bonds due 10/25/10 (EUR)	660,000	1,001,530
5.75% Obligations Assimilables du Tresor Bonds due 10/25/32 (EUR)	375,000	628,019

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Germany - 2.29%
Germany (Republic of),
3.50% Series 143 due 10/10/08 (EUR)	$2,140,000	$2,961,601
4.00% Series 139 due 02/16/07 (EUR)	360,000	502,163
4.50% Series 140 due 08/17/07 (EUR)	620,000	878,523
5.00% Series 01 due 07/04/11 (EUR)	1,110,000	1,649,212
5.375% Bonds due 01/04/10 (EUR)	460,000	688,971
Great Britain - 1.96%
United Kingdom, 4.00% Treasury Bonds due 03/07/09 (GBP)	3,040,000	5,723,754
Greece - 1.49%
Greece (Republic of),
3.50% Bonds due 04/18/08 (EUR)	700,000	966,167
4.60% Bonds due 05/20/13 (EUR)	575,000	828,749
4.65% Sr. Unsub. Nts. due 04/19/07 (EUR)	1,060,000	1,500,252
5.35% Bonds due 05/18/11 (EUR)	705,000	1,061,336
Guatemala - .04%
Guatemala (Republic of),
10.25% Nts. due 11/08/11 (a)	80,000	94,300
10.25% Nts. due 11/08/11	30,000	35,363
Hungary - .12%
Hungary (Government of),
8.50% Bonds, Series 05/I due 10/12/05 (HUF)	64,370,000	353,718
Ireland - .20%
Ireland (Republic of), 3.25% Treasury Bonds due 04/18/09 (EUR)	425,000	582,411
Israel - .18%
Israel (State of), 5.50% Bonds due 12/04/23	510,000	533,025
Italy - 1.93%
Italy (Republic of), 4.00% Treasury Nts., Buoni del Tesoro Poliennali due 03/01/05 (EUR)	450,000	611,296
4.50% Treasury Nts., Buoni del Tesoro Poliennali due 03/01/07 (EUR)	465,000	655,303
5.00% Treasury Nts., Buoni del Tesoro Poliennali due 10/15/07 (EUR)	1,920,000	2,758,295
5.25% Treasury Nts., Buoni del Tesoro Poliennali due 12/15/05 (EUR)	1,160,000	1,611,953
Ivory Coast - .01%
Ivory Coast (Government of), 1.90% Past Due Interest Nts., Series F due 03/29/18 (FRF) (b)(e)(f)(r)	952,875	29,512
Japan - 1.79%
Japan (Government of), 0.40% Bonds, 5 yr. issue, Series 14 due 06/20/06 (JPY)	532,000,000	5,211,448
Korea, Republic of (South) - .29%
Korea (Republic of),
4.25% Nts. due 06/01/13	310,000	297,128
8.875% Unsec. Unsub. Nts. due 04/15/08	470,000	545,696
Mexico - .99%
United Mexican States,
6.75% Series GBR due 06/06/06 (JPY)	30,000,000	318,682
6.75% Series GRG due 06/06/06 (JPY)	33,000,000	350,551
7.50% Nts. due 01/14/12	770,000	873,180
7.50% Nts. due 04/08/33	280,000	302,400
8.00% Series M-20 due 12/07/23 (MXN)	8,570,000	600,123

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
8.00% Series MI-10 due 12/19/13 (MXN)	$3,200,000	$255,558
8.30% Bonds due 08/15/31	150,000	175,800
Netherlands - 1.06%
Netherlands (Government of),
5.00% Bonds due 07/15/11 (EUR)	670,000	999,562
5.50% Bonds due 01/15/28 (EUR)	1,295,000	2,084,392
New Zealand - .10%
New Zealand (Government of), 7.00% Bonds due 07/15/09 (NZD)	380,000	284,090
Nigeria - .02%
Nigeria (Federal Republic of), 5.092% Promissory Nts., Series RC due 01/05/10	75,141	69,700
Panama - .72%
Panama (Republic of),
7.25% Nts. due 03/15/15	1,010,000	1,050,400
8.125% Bonds due 04/28/34	245,000	258,475
9.375% Unsec. Bonds due 01/16/23	675,000	780,165
Peru - .36%
Peru (Republic of), Zero Coupon Sr. Nts. due 02/28/16 (b)	364,184	219,916
5.00% Past Due Interest Bonds, Series 20 due 03/07/17	880,000	840,400
Philippines - .04%
Philippines (Republic of), 8.375% Bonds due 02/15/11	131,000	130,836
Poland - 1.47%
Poland (Republic of), Zero Coupon Bonds due 08/12/05 (PLN) (b)	7,590,000	2,443,344
5.00% Bonds due 10/24/13 (PLN)	1,610,000	505,252
5.75% Bonds, Series WS0922 due 09/23/22 (PLN)	340,000	114,648
6.00% Bonds, Series DS0509 due 05/24/09 (PLN)	3,660,000	1,216,945
Portugal - .80%
Portugal (Republic of), 4.875% Obrigacoes Do Tesouro Medio Prazo Nts. due 08/17/07 (EUR)	1,070,000	1,528,587
5.85% Obrigacoes Do Tesouro Medio Prazo Unsec. Unsub. Nts. due 05/20/10 (EUR)	520,000	797,360
Russia - .94%
Russian Federation,
3.00% Debs., Series VI due 05/14/06 (f)	760,000	744,496
5.00% Unsec. Unsub. Nts. due 03/31/30 (a)(e)	1,000,375	1,030,386
5.00% Unsub. Nts. due 03/31/30 (e)	940,875	973,241
South Africa - .41%
South Africa (Republic of),
8.00% Bonds, R204 due 12/21/18 (ZAR)	1,050,000	185,207
8.25% Bonds, R203 due 09/15/17 (ZAR)	1,000,000	179,254
10.50% Bonds, Series R186 due 12/21/26 (ZAR)	980,000	229,432
13.50% Bonds, R157 due 09/15/15 (ZAR)	2,430,000	596,191

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Spain - 1.86%
Spain (Kingdom of), Zero Coupon Treasury Bills due 02/18/05 (EUR) (b)	$930,000	$1,256,267
5.35% Bonos y Obligacion del Estado due 10/31/11 (EUR)	1,500,000	2,279,841
5.75% Bonos y Obligacion del Estado due 07/30/32 (EUR)	1,135,000	1,895,147
Sweden - .21%
Sweden (Government of), 5.00% Bonds, Series 1043 due 01/28/09 (SEK)	3,790,000	609,808
Turkey - .37%
Turkey (Republic of), 7.25% Nts. due 03/15/15	1,040,000	1,070,786
Venezuela - .75%
Venezuela (Republic of), 8.50% Nts. due 10/08/14	430,000	455,800
10.75% Nts. due 09/19/13	1,440,000	1,724,400
Total Foreign Government Obligations (cost: $79,246,503)		89,971,432
Loan Participations - .49%
Algeria (Republic of), Loan Participation Nts., 2.813% due 03/04/10 (c)(f)	130,669	128,709
Deutsche Bank AG, Indonesian Rupiah Participation Nts., 2.60% due 03/21/05 (c)	405,000	401,963
Indonesian Rupiah Participation Nts., 2.60% due 01/25/06 (c)	445,000	440,550
OAO Gazprom Loan Participation Nts., 6.50% due 08/04/05 (f)	455,000	464,646
Total Loan Participations (cost: $1,344,173)		1,435,868
Corporate Bonds and Notes - 33.75%
Advertising - .12%
R.H. Donnelley Finance Corp. I, 10.875% Sr. Sub. Nts. due 12/15/12 (a)	100,000	118,750
Vertis, Inc., 9.75% Sr. Sec. Nts. due 04/01/09	50,000	54,250
10.875% Sr. Unsec. Nts. due 06/15/09	150,000	162,750
Aerospace & Defense - .31%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts. due 05/15/11	200,000	219,000
BE Aerospace, Inc., 8.00% Sr. Unsec. Sub. Nts., Series B due 03/01/08	100,000	100,125
8.50% Sr. Unsec. Nts. due 10/01/10	100,000	110,000
8.875% Sr. Unsec. Sub. Nts. due 05/01/11	113,000	118,085
L-3 Communications Corp., 5.875% Sr. Sub. Nts. due 01/15/15 (a)	250,000	249,375
Titan Corp. (The), 8.00% Sr. Sub. Nts. due 05/15/11	50,000	53,250
Vought Aircraft Industries, Inc., 8.00% Sr. Nts. due 07/15/11	50,000	48,625
Agriculture - .04%
Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts. due 10/01/11	100,000	109,250
Airlines - .09%
ATA Holdings Corp.,
13.00% Sr. Unsec. Nts. due 02/01/09 (e)	472,000	269,040
Apparel - .22%
Levi Strauss & Co.,
7.00% Nts. due 11/01/06	200,000	210,000

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
9.75% Sr. Nts. due 01/15/15 (a)	$200,000	$198,000
12.25% Sr. Unsec. Nts. due 12/15/12	50,000	55,625
Oxford Industries, Inc., 8.875% Sr. Nts. due 06/01/11	100,000	107,375
Russell Corp., 9.25% Sr. Unsec. Nts. due 05/01/10	75,000	80,437
Auto Manufacturers - .07%
Navistar International Corp., 7.50% Sr. Nts. due 06/15/11	200,000	214,500
Auto Parts & Equipment - .66%
ArvinMeritor, Inc., 8.75% Sr. Unsec. Unsub. Nts. due 03/01/12	250,000	288,750
Cooper Standard Automotive Group, 7.00% Sr. Nts. due 12/15/12 (a)	30,000	30,450
8.375% Sr. Sub. Nts. due 12/15/14 (a)	160,000	159,600
Dura Operating Corp., 9.00% Sr. Unsec. Sub. Nts., Series D due 05/01/09	300,000	297,000
Eagle-Picher, Inc., 9.75% Sr. Nts. due 09/01/13	150,000	150,000
Goodyear Tire & Rubber Co. (The), 7.857% Unsec. Nts. due 08/15/11	200,000	203,000
Lear Corp., 8.11% Sr. Unsec. Nts. due 05/15/09	200,000	226,830
Metaldyne Corp., 10.00% Sr. Nts. due 11/01/13 (a)	100,000	95,000
Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts. due 12/15/12	50,000	56,500
Tenneco Automotive, Inc., 8.625% Sr. Sub. Nts. due 11/15/14 (a)	200,000	208,000
10.25% Sr. Sec. Nts. due 07/15/13	50,000	59,000
TRW Automotive, Inc., 9.375% Sr. Nts. due 02/15/13	45,000	52,200
11.00% Sr. Sub. Nts. due 02/15/13	32,000	38,560
UIS, Inc., 9.375% Sr. Sub. Nts. due 06/15/13	50,000	54,250
Banks - .04%
Inter-American Development Bank, 6.26% Nts. due 12/08/09 (BRL) (c)	300,000	113,234
SBS Agro Finance BV, 10.25% Unsec. Nts. due 07/21/49 (b)(r)	75,000	-
Beverages - .04%
Constellation Brands, Inc., 8.125% Sr. Sub. Nts. due 01/15/12	100,000	108,625
Building Materials - .32%
Asia Aluminum Holdings, Ltd., 8.00% Sr. Sec. Nts. due 12/23/11 (a)(f)	340,000	343,400
Associated Materials, Inc., 9.75% Sr. Unsec. Sub. Nts. due 04/15/12	75,000	83,812
Dayton Superior Corp., 13.00% Sr. Unsec. Sub. Nts. due 06/15/09	50,000	52,000
Goodman Global Holding Co., Inc., 7.875% Sr. Sub. Nts. due 12/15/12 (a)	60,000	59,400
Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series C due 02/01/09	174,000	163,560
Riverside Forest Products, 7.875% Sr. Nts. due 03/01/14	100,000	110,000
Texas Industries, Inc., 10.25% Sr. Unsec. Nts. due 06/15/11	100,000	117,000

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Chemicals - 1.55%
Arco Chemical Co., 9.80% Debs. due 02/01/20	$50,000	$57,000
Avecia Group PLC, 11.00% Sr. Nts. due 07/01/09	59,000	60,770
Crompton Corp., 9.875% Sr. Nts. due 08/01/12 (a)	125,000	143,125
Equistar Chemicals LP, 8.75% Sr. Unsec. Nts. due 02/15/09	150,000	168,000
Equistar Chemicals LP/Equistar Funding Corp., 10.125% Sr. Nts. due 09/01/08	13,000	14,982
10.625% Sr. Nts. due 05/01/11	250,000	290,000
HMP Equity Holdings Corp., Zero Coupon Units due 05/15/08 (b)	350,000	231,437
Huntsman Corp. LLC, 11.625% Sr. Unsec. Nts. due 10/15/10	13,000	15,372
Huntsman Corp./ICI Chemical Co. PLC, Zero Coupon Sr. Unsec. Disc. Nts. due 12/31/09 (b)	100,000	56,000
10.125% Sr. Unsec. Sub. Nts. due 07/01/09	307,000	323,117
Huntsman International LLC, 7.375% Sr. Sub. Nts. due 01/01/15 (a)	300,000	300,750
9.875% Sr. Unsec. Nts. due 03/01/09	525,000	576,187
11.50% Sr. Nts. due 07/15/12 (a)	250,000	295,625
IMC Global, Inc., 10.875% Sr. Nts. due 08/01/13 (f)	13,000	16,250
Innophos, Inc., 8.875% Sr. Sub. Nts. due 08/15/14 (a)(f)	150,000	162,000
ISP Holdings, Inc., 10.625% Sr. Sec. Nts. due 12/15/09	100,000	110,750
Lyondell Chemical Co., 9.50% Sec. Nts. due 12/15/08	13,000	14,105
9.625% Sr. Sec. Nts., Series A due 05/01/07	100,000	110,000
9.875% Sec. Nts., Series B due 05/01/07	350,000	366,625
10.50% Sr. Sec. Nts. due 06/01/13	50,000	59,500
Millennium America, Inc., 9.25% Sr. Nts. due 06/15/08	50,000	56,875
PCI Chemicals Canada, Inc., 10.00% Sr. Sec. Nts. due 12/31/08	27,619	29,276
Pioneer Cos., Inc., 6.05% Sr. Sec. Nts. due 12/31/06 (c)	8,746	9,183
PolyOne Corp., 8.875% Sr. Nts. due 05/01/12	500,000	543,750
10.625% Sr. Nts. due 05/15/10	13,000	14,625
Resolution Performance Products LLC/RPP Capital Corp., 8.00% Sr. Sec. Nts. due 12/15/09	100,000	107,500
13.50% Sr. Sub. Nts. due 11/15/10	50,000	54,375
Rhodia SA, 10.25% Sr. Nts. due 06/01/10	125,000	140,625
Rockwood Specialties Group, Inc., 7.50% Sr. Sub. Nts. due 11/15/14 (a)	50,000	51,875
Sterling Chemicals, Inc., 10.00% Sr. Sec. Nts. due 12/19/07 (h)	75,008	75,008
Sterling Chemicals, Inc., Escrow Shares, Zero Coupon Sr. Sub. Nts. due 08/15/06 (b)(f)	200,000	-
Westlake Chemical Corp., 8.75% Sr. Unsec. Nts. due 07/15/11	66,000	74,580

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Coal - .09%
Foundation PA Coal Co., 7.25% Gtd. Sr. Nts. due 08/01/14 (a)	$100,000	$106,500
Massey Energy Co., 6.625% Sr. Nts. due 11/15/10	50,000	52,250
Peabody Energy Corp., 6.875% Sr. Nts., Series B due 03/15/13	100,000	108,250
Commercial Services - .78%
Alderwoods Group, Inc., 7.75% Sr. Nts. due 09/15/12 (a)	150,000	162,000
Comforce Operating, Inc., 12.00% Sr. Nts., Series B due 12/01/07	50,000	49,125
Corrections Corp. of America, 7.50% Sr. Nts. due 05/01/11	100,000	106,875
9.875% Sr. Unsec. Nts. due 05/01/09	100,000	111,000
Great Lakes Dredge & Dock Corp., 7.75% Sr. Sub. Nts. due 12/15/13	70,000	63,700
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts. due 08/01/07 (f)	50,000	50,375
Iron Mountain, Inc., 7.75% Sr. Unsec. Sub. Nts. due 01/15/15	200,000	203,000
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts. due 02/15/09	38,000	38,142
Mail-Well I Corp.,
7.875% Sr. Sub. Nts. due 12/01/13	400,000	372,000
9.625% Sr. Unsec. Nts. due 03/15/12 (f)	200,000	219,500
Protection One, Inc./Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec. Nts. due 08/15/05	100,000	101,000
Quintiles Transnational Corp., 10.00% Sr. Sub. Nts. due 10/01/13 (f)	100,000	112,000
United Rentals North America, Inc., 7.00% Sr. Sub. Nts. due 02/15/14	300,000	280,500
Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts. due 06/01/07	400,000	400,000
Computers - .04%
Seagate Technology HDD Holdings,
8.00% Sr. Unsec. Nts. due 05/15/09	100,000	108,000
Cosmetics & Personal Care - .03%
Elizabeth Arden, Inc., 7.75% Sr. Sub. Nts. due 01/15/14	75,000	79,500
Distribution & Wholesale - .11%
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts. due 08/15/08	300,000	326,250
Diversified Financial Services - 4.61%
AES Red Oak LLC, 8.54% Sr. Sec. Bonds, Series A due 11/30/19	281,427	315,902
Affinia Group, Inc., 9.00% Sr. Sub. Nts. due 11/30/14 (a)	75,000	78,187
Alamosa Delaware, Inc., 8.50% Sr. Sec. Nts. due 01/31/12	200,000	218,500
11.00% Sr. Unsec. Nts. due 07/31/10	13,000	15,307
12.50% Sr. Unsec. Nts. due 02/01/11	300,000	339,000
Arbor I Ltd., 17.99% Nts. due 06/15/06 (a)(c)	250,000	259,175
BCP Caylux Holdings Luxembourg SCA, 9.625% Sr. Sub. Nts. due 06/15/14 (a)	425,000	479,187
Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B due 12/15/09	73,359	80,695

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Dow Jones CDX High Yield Index, 7.75% Pass-Through Certificates, Series 3-1 due 12/29/09 (a)	$9,000,000	$9,253,125
10.50% Pass-Through Certificates, Series 3-4 due 12/29/09 (a)	500,000	510,312
Global Cash Access LLC/Global Cash Finance Corp., 8.75% Sr. Sub. Nts. due 03/15/12 (f)	150,000	161,625
Helix 04, Ltd., 7.96% Sec. Nts. due 06/30/09 (a)(c)	250,000	250,925
Milacron Escrow Corp., 11.50% Sr. Sec. Nts. due 05/15/11 (f)	300,000	318,000
Ongko International Finance Co. BV, 10.50% Sec. Nts. due 03/29/05 (a)(b)(f)(r)	40,000	200
Rainbow National Services LLC, 8.75% Gtd. Sr. Nts. due 09/01/12 (a)	300,000	329,250
Redwood Capital V, Ltd., 6.71% Nts. due 01/09/07 (a)(c)(f)	250,000	250,000
Sensus Metering Systems, Inc., 8.625% Sr. Sub. Nts. due 12/15/13	250,000	256,250
UCAR Finance, Inc., 10.25% Sr. Unsec. Nts. due 02/15/12 (f)	100,000	114,250
Universal City Development Partners, 11.75% Sr. Nts. due 04/01/10	100,000	118,125
Universal City Florida Holding Co., 7.20% Sr. Nts. due 05/01/10 (a)(c)(f)	50,000	52,000
8.375% Sr. Nts. due 05/01/10 (a)(f)	50,000	51,875
Electric - 1.53%
AES Corp. (The),
8.50% Sr. Unsec. Sub. Nts. due 11/01/07	63,000	63,945
8.75% Sr. Sec. Nts. due 05/15/13 (a)	150,000	170,437
Calpine Corp., 7.625% Sr. Nts. due 04/15/06	65,000	63,862
Centerpoint Energy, Inc.,
7.25% Sr. Nts., Series B due 09/01/10	100,000	111,534
CITGO Trustees Cayman, Ltd., 8.50% Nts. due 12/21/14 (a)(f)	200,000	200,000
CMS Energy Corp.,
7.50% Sr. Nts. due 01/15/09	13,000	13,845
7.75% Sr. Nts. due 08/01/10	50,000	54,687
8.50% Sr. Nts. due 04/15/11	100,000	113,625
9.875% Sr. Unsec. Nts. due 10/15/07	300,000	335,250
CMS Energy X-TRAS Pass-Through Trust I, 7.00% Sr. Unsec. Pass-Through Certificates due 01/15/05	200,000	200,000
Consumers Energy Co., 7.375% Bonds due 09/15/23	100,000	103,443
Edison Mission Energy, 9.875% Sr. Unsec. Nts. due 04/15/11	100,000	118,500
Midwest Generation LLC, 8.75% Sr. Sec. Nts. due 05/01/34	700,000	794,500
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.,
7.375% Sr. Sec. Nts. due 09/01/10	100,000	105,000
8.50% Sr. Sec. Nts. due 09/01/10	50,000	54,750
Northwestern Corp., 5.875% Sr. Sec. Nts. due 11/01/14 (a)	30,000	30,689
NRG Energy, Inc., 8.00% Sr. Nts. due 12/15/13 (a)	500,000	545,000

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Reliant Energy, Inc., 6.75% Sr. Sec. Nts. due 12/15/14	$150,000	$149,062
Reliant Resources, Inc.,
9.25% Sr. Sec. Nts. due 07/15/10	463,000	516,245
9.50% Sr. Sec. Nts. due 07/15/13	200,000	227,250
TECO Energy, Inc., 7.20% Nts. due 05/01/11	250,000	273,750
Texas Genco LLC/Texas Genco Financing Corp., 6.875% Sr. Nts. due 12/15/14 (a)	200,000	206,750
Electrical Components & Equipment - .17%
Flextronics International, Ltd., 6.25% Sr. Sub. Nts. due 11/15/14 (a)	400,000	396,000
General Cable Corp., 9.50% Sr. Nts. due 11/15/10	100,000	113,000
Electronics - .12%
Fisher Scientific International, Inc., 8.125% Sr. Sub. Nts. due 05/01/12	152,000	168,720
Stoneridge, Inc., 11.50% Sr. Unsec. Nts. due 05/01/12	150,000	174,375
Engineering & Construction - .04%
North American Energy Partners, Inc., 8.75% Sr. Unsec. Nts. due 12/01/11	50,000	51,000
URS Corp.,
11.50% Sr. Unsec. Nts. due 09/15/09	65,000	74,750
12.25% Sr. Sub. Nts., Series B due 05/01/09 (f)	5,000	5,325
Entertainment - 1.44%
AMC Entertainment, Inc.,
8.00% Sr. Unsec. Sub. Nts. due 03/01/14	300,000	298,500
9.50% Sr. Unsec. Sub. Nts. due 02/01/11	70,000	72,362
American Casino & Entertainment Properties LLC, 7.85% Sr. Sec. Nts. due 02/01/12	200,000	212,500
Carmike Cinemas, Inc., 7.50% Sr. Sub. Nts. due 02/15/14	200,000	204,750
Cinemark USA, Inc., 9.00% Sr. Sub. Nts. due 02/01/13	100,000	114,125
Cinemark, Inc., 0%/9.75% Sr. Nts. due 03/15/14 (d)	400,000	302,000
Gaylord Entertainment Co., 8.00% Sr. Nts. due 11/15/13	100,000	108,000
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B due 02/15/07	75,000	76,312
Intrawest Corp., 7.50% Sr. Nts. due 10/15/13	250,000	265,937
Isle of Capri Casinos, Inc.,
7.00% Sr. Sub. Nts. due 03/01/14	200,000	204,000
9.00% Sr. Unsec. Nts. due 03/15/12	275,000	303,187
Loews Cineplex Entertainment Corp., 9.00% Sr. Sub. Nts. due 08/01/14 (a)	175,000	189,437
Mohegan Tribal Gaming Authority, 6.375% Sr. Sub. Nts. due 07/15/09	100,000	102,750
8.00% Sr. Unsec. Sub. Nts. due 04/01/12	100,000	108,500
Penn National Gaming, Inc., 8.875% Sr. Sub. Nts. due 03/15/10	300,000	327,375
Pinnacle Entertainment, Inc., 8.25% Sr. Sub. Nts. due 03/15/12	325,000	345,312

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Six Flags, Inc., 8.875% Sr. Nts. due 02/01/10	$300,000	$303,750
9.625% Sr. Nts. due 06/01/14	13,000	13,065
9.75% Sr. Nts. due 04/15/13	100,000	101,500
Vail Resorts, Inc., 6.75% Sr. Sub. Nts. due 02/15/14	200,000	203,500
WMG Holdings Corp., 6.905% Sr. Nts. due 12/15/11 (a)(c)	150,000	151,125
0%/9.50% Sr. Nts. due 12/15/14 (a)(d)	300,000	191,625
Environmental Control - .45%
Allied Waste North America, Inc.,
7.875% Sr. Nts. due 04/15/13	100,000	102,500
8.50% Sr. Sub. Nts. due 12/01/08	300,000	318,000
9.25% Sr. Nts., Series B due 09/01/12	600,000	649,500
Imco Recycling, Inc., 10.375% Sr. Sec. Nts. due 10/15/10	150,000	170,250
Synagro Technologies, Inc., 9.50% Sr. Unsec. Sub. Nts. due 04/01/09	75,000	81,750
Food - .65%
American Seafoods Group LLC, 10.125% Sr. Unsec. Sub. Nts. due 04/15/10	100,000	107,500
Burns Philp Capital Pty., Ltd., 9.75% Sr. Sub. Nts. due 07/15/12	100,000	110,000
Chiquita Brands International, Inc., 7.50% Sr. Nts. due 11/01/14 (a)(f)	50,000	50,625
Del Monte Corp., 8.625% Sr. Sub. Nts. due 12/15/12	100,000	112,000
Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts. due 05/15/07	100,000	98,500
10.75% Sr. Unsec. Nts. due 03/01/10	225,000	240,750
Dole Food Co., Inc.,
8.625% Sr. Nts. due 05/01/09	200,000	217,500
8.875% Sr. Unsec. Nts. due 03/15/11	50,000	54,375
Domino's, Inc., 8.25% Sr. Sub. Nts. due 07/01/11	255,000	278,587
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts. due 12/15/11	113,000	105,937
Ingles Markets, Inc., 8.875% Sr. Sub. Nts. due 12/01/11	13,000	13,910
Pinnacle Foods Holding Corp., 8.25% Sr. Sub. Nts. due 12/01/13 (a)	220,000	209,550
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts. due 02/15/08	100,000	107,000
United Biscuits Finance PLC, 10.75% Sr. Sub. Nts. due 04/15/11 (GBP) (f)	100,000	196,905
Forest Products & Paper - .57%
Abitibi-Consolidated, Inc., 8.55% Unsec. Nts. due 08/01/10	75,000	81,281
Appleton Papers, Inc., 8.125% Sr. Nts. due 06/15/11	150,000	161,625
Boise Cascade LLC, 7.125% Sr. Sub. Nts. due 10/15/14 (a)	150,000	158,625
Buckeye Technologies, Inc., 8.50% Sr. Nts. due 10/01/13	50,000	54,250
Fort James Corp., 6.875% Sr. Nts. due 09/15/07	200,000	212,500
Georgia-Pacific Corp.,
8.125% Sr. Unsec. Nts. due 05/15/11	400,000	460,000
9.375% Sr. Unsec. Nts. due 02/01/13	200,000	233,000
Inland Fiber Group LLC, 9.625% Sr. Unsec. Nts. due 11/15/07 (f)	100,000	45,000
Norske Skog Canada, Ltd., 7.375% Sr. Nts. due 03/01/14	200,000	208,500

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Tembec Industries, Inc., 8.50% Sr. Nts. due 02/01/11	$13,000	$13,065
Western Forest Products, Inc., 15.00% Nts. due 07/28/09 (a)(h)	41,000	46,227
Gas - .02%
SEMCO Energy, Inc., 7.125% Sr. Nts. due 05/15/08	50,000	53,514
Health Care - Products - .32%
Beverly Enterprises, Inc., 7.875% Sr.
Sub. Nts. due 06/15/14 (a)(f)	100,000	107,250
Fresenius Medical Care Capital Trust II, 7.875% Units due 02/01/08	100,000	108,500
Fresenius Medical Care Capital Trust III, 7.375% Sr. Sub. Nts. due 02/01/08 (DEM)	10,000	7,600
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts. due 06/15/11	400,000	446,000
Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts. due 02/15/12 (a)(f)	150,000	156,750
Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts., Series B due 08/15/12 (f)	100,000	117,500
Health Care - Services - 1.30%
Ameripath, Inc., 10.50% Sr. Unsec. Sub. Nts. due 04/01/13	100,000	106,250
Community Health Systems, Inc., 6.50% Sr. Sub. Nts. due 12/15/12 (a)	300,000	302,250
Extendicare Health Services, Inc.,
6.875% Sr. Sub. Nts. due 05/01/14	150,000	153,000
9.50% Sr. Unsec. Sub. Nts. due 07/01/10	100,000	112,000
Genesis HealthCare Corp., 8.00% Sr. Sub. Nts. due 10/15/13	50,000	54,250
HCA, Inc., 6.30% Sr. Unsec. Nts. due 10/01/12	500,000	507,103
6.375% Nts. due 01/15/15	500,000	502,025
Healthsouth Corp.,
7.625% Unsec. Nts. due 06/01/12	200,000	201,000
10.75% Sr. Sub. Nts. due 10/01/08	63,000	66,465
Magellan Health Services, Inc., 9.375% Sr. Nts., Series A due 11/15/08	186,764	203,339
PacifiCare Health Systems, 10.75% Sr. Unsec. Unsub. Nts. due 06/01/09	195,000	225,225
Rotech Healthcare, Inc., 9.50% Sr. Unsec. Nts. due 04/01/12 (f)	175,000	192,500
Tenet Healthcare Corp.,
6.375% Sr. Unsec. Nts. due 12/01/11	202,000	187,355
7.375% Nts. due 02/01/13	13,000	12,610
9.875% Sr. Nts. due 07/01/14 (a)	325,000	354,250
Triad Hospitals, Inc.,
7.00% Sr. Nts. due 05/15/12	100,000	105,250
7.00% Sr. Sub. Nts. due 11/15/13	170,000	173,825
Universal Hospital Services, Inc., 10.125% Sr. Nts. due 11/01/11	100,000	104,000
US Oncology, Inc.,
9.00% Sr. Nts. due 08/15/12 (a)	100,000	111,750
10.75% Sr. Sub. Nts. due 08/15/14 (a)	100,000	115,750
Holding Companies - Diversified - .29%
Atlantic Broadband Finance LLC, 9.375% Sr. Sub. Nts. due 01/15/14 (a)	100,000	96,750
Kansas City Southern Railway Co. (The), 7.50% Sr. Unsec. Nts. due 06/15/09	100,000	105,000

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
MDP Acquisitions PLC, 9.625% Sr.
Unsec. Nts. due 10/01/12	$100,000	$111,500
Stena AB,
7.00% Sr. Nts. due 12/01/16 (a)	400,000	396,000
7.50% Sr. Nts. due 11/01/13	77,000	80,658
9.625% Sr. Unsec. Nts. due 12/01/12	50,000	56,500
Home Builders - .48%
Beazer Homes USA, 8.375% Sr. Unsec. Nts. due 04/15/12	75,000	82,500
D.R. Horton, Inc.,
9.375% Sr. Unsec. Sub. Nts. due 03/15/11	100,000	110,500
9.75% Sr. Sub. Nts. due 09/15/10	75,000	90,750
K. Hovnanian Enterprises, Inc., 8.875% Sr. Unsec. Sub. Nts. due 04/01/12	175,000	193,375
KB Home,
8.625% Sr. Sub. Nts. due 12/15/08	250,000	282,500
9.50% Sr. Unsec. Sub. Nts. due 02/15/11	100,000	110,000
Meritage Corp., 9.75% Sr. Unsec. Nts. due 06/01/11	100,000	110,500
Standard Pacific Corp., 9.25% Sr. Sub. Nts. due 04/15/12	100,000	116,000
WCI Communities, Inc., 9.125% Sr. Sub. Nts. due 05/01/12	175,000	194,250
William Lyon Homes, Inc., 10.75% Sr. Unsec. Nts. due 04/01/13	100,000	112,375
Home Furnishings - .06%
Sealy Mattress Co., 8.25% Sr. Sub. Nts. due 06/15/14	175,000	185,500
Household Products & Wares - .20%
Church & Dwight Co., Inc., 6.00% Sr. Sub. Nts. due 12/15/12 (a)	100,000	101,750
Playtex Products, Inc.,
8.00% Sr. Sec. Nts. due 03/01/11	300,000	327,750
9.375% Sr. Unsec. Sub. Nts. due 06/01/11	150,000	160,125
Insurance - .09%
Conseco, Inc., Escrow Shares, 10.75% Sr. Unsec. Nts. due 06/15/09 (b)(f)(r)	100,000	-
Foundation Re, Ltd., 6.40% Nts. due 11/24/08 (a)(c)(f)	250,000	250,000
Internet - .00%
Exodus Communications, Inc., 10.75% Sr. Nts. due 12/15/09 (EUR) (b)(f)(r)	81,993	1,111
NorthPoint Communications Group, Inc., 12.875% Sr. Unsec. Sub. Nts. due 02/15/10 (b)(f)(m)(r)	40,035	-
PSINet, Inc., 11.00% Sr. Nts. due 08/01/09 (b)(f)(r)	90,156	902
Teligent, Inc., 11.50% Sr. Nts. due 12/01/07 (b)(r)	100,000	-
Iron & Steel - .51%
AK Steel Corp.,
7.75% Sr. Unsec. Nts. due 06/15/12	113,000	116,390
7.875% Sr. Unsec. Nts. due 02/15/09	50,000	50,938
California Steel Industries, Inc., 6.125% Sr. Nts. due 03/15/14	200,000	198,500
International Steel Group, Inc., 6.50% Sr. Nts. due 04/15/14	50,000	53,625
Ispat Inland ULC, 9.75% Sr. Sec. Nts. due 04/01/14	227,000	280,345

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Oregon Steel Mills, Inc., 10.00% Unsec. Nts. due 07/15/09	$300,000	$333,750
Steel Dynamics, Inc., 9.50% Sr. Unsec. Nts. due 03/15/09	175,000	191,625
United States Steel Corp., 9.75% Sr. Nts. due 05/15/10	84,000	95,760
10.75% Sr. Nts. due 08/01/08	130,000	153,075
Leisure Time - .18%
NCL Corp., 10.625% Sr. Nts. due 07/15/14 (a)	150,000	150,000
Premier Cruise Ltd., 11.00% Sr. Nts. due 03/15/08 (a)(b)(r)	50,000	-
Royal Caribbean Cruises Ltd., 8.75% Sr. Unsec. Unsub. Nts. due 02/02/11	200,000	236,250
Worldspan, LP/Worldspan Financial Corp., 9.625% Sr. Nts. due 06/15/11	150,000	149,250
Lodging - 1.53%
Aztar Corp., 9.00% Sr. Unsec. Sub. Nts. due 08/15/11	250,000	275,625
Boyd Gaming Corp., 8.75% Sr. Unsec. Sub. Nts. due 04/15/12	175,000	194,688
Hilton Hotels Corp., 7.625% Sr. Unsec. Nts. due 12/01/12	100,000	116,942
HMH Properties, Inc., 7.875% Sr. Sec. Nts. due 08/01/08	102,000	104,805
John Q Hamons Hotels, Inc., 8.875% Sr. Nts., Series B due 05/15/12	100,000	113,000
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B due 08/01/07	100,000	113,000
MGM Mirage, 9.75% Gtd. Sr. Sub. Nts. due 06/01/07	350,000	388,500
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts. due 03/15/10	100,000	112,625
9.375% Sr. Unsec. Sub. Nts. due 02/15/07	400,000	441,000
Starwood Hotels & Resorts Worldwide, Inc., 7.875% Sr. Nts. due 05/01/12	500,000	571,250
Station Casinos, Inc.,
6.50% Sr. Unsec. Sub. Nts. due 02/01/14	500,000	513,750
9.875% Sr. Unsec. Sub. Nts. due 07/01/10	250,000	263,125
Sun International Hotels Ltd., 8.875% Sr. Sub. Nts. due 08/15/11	300,000	327,750
Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11.00% Sec. Nts. due 06/15/10	250,000	285,313
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Mtg. Nts. due 12/01/14 (a)	650,000	643,500
Machinery - Construction & Mining - .04%
Terex Corp., 9.25% Sr. Unsec. Sub. Nts. due 07/15/11	100,000	112,250
Machinery - Diversified - .16%
AGCO Corp., 9.50% Sr. Unsec. Nts. due 05/01/08	200,000	213,000
Douglas Dynamics LLC, 7.75% Sr. Nts. due 01/15/12 (a)	100,000	101,375
Dresser-Rand Group, Inc., 7.375% Sr. Sub. Nts. due 11/01/14 (a)	50,000	51,000
NMHG Holding Co., 10.00% Unsec. Nts. due 05/15/09	100,000	110,500

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Media - 3.44%
Adelphia Communications Corp.,
10.25% Sr. Unsec. Nts. due 11/01/06 (b)(r)	$100,000	$97,250
10.25% Sr. Unsec. Sub. Nts. due 06/15/11 (b)(r)	100,000	101,250
10.875% Sr. Unsec. Nts. due 10/01/10 (b)(r)	200,000	198,000
Albritton Communications Co., 7.75%
Sr. Unsec. Sub. Nts. due 12/15/12	150,000	155,250
American Media Operations, Inc.,
8.875% Sr. Unsec. Sub. Nts. due 01/15/11	75,000	79,781
10.25% Sr. Unsec. Sub. Nts., Series B due 05/01/09	200,000	210,750
Block Communications, Inc., 9.25% Sr. Sub. Nts. due 04/15/09	175,000	190,750
Charter Communications Holdings II LLC/Charter Communications Holdings II Cap. Corp., 10.25% Sr. Nts. due 09/15/10	100,000	106,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 8.375% Sr. Nts., Second Lien due 04/30/14 (a)	900,000	949,500
0%/11.75% Sr. Unsec. Sub. Disc. Nts. due 05/15/11 (d)	450,000	330,750
Corus Entertainment, Inc., 8.75% Sr. Sub. Nts. due 03/01/12	175,000	192,063
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B due 04/01/11	400,000	431,000
Dex Media East LLC/Dex Media East Finance Co., 9.875% Sr. Unsec. Nts. due 11/15/09	100,000	113,875
Dex Media West LLC/Dex Media Finance Co.,
5.875% Sr. Nts. due 11/15/11 (a)	300,000	298,500
8.50% Sr. Nts., Series B due 08/15/10	100,000	111,250
9.875% Sr. Sub. Nts., Series B due 08/15/13	196,000	225,890
Dex Media, Inc., 8.00% Nts., due 11/15/13	625,000	676,563
DirecTV Holdings LLC, 8.375% Sr. Nts. due 03/15/13	700,000	784,875
EchoStar DBS Corp., 6.625% Sr. Nts. due 10/01/14 (a)	300,000	303,750
9.125% Sr. Nts. due 01/15/09	425,000	467,500
Emmis Operating Co., 6.875% Sr. Sub. Nts. due 05/15/12	300,000	313,875
Entravision Communications Corp., 8.125% Sr. Unsec. Sub. Nts. due 03/15/09	175,000	186,813
Granite Broadcasting Corp., 9.75% Sr. Sec. Nts. due 12/01/10	313,000	298,915
Lin Television Corp., 6.50% Sr. Sub. Nts. due 05/15/13	150,000	154,313
LodgeNet Entertainment Corp., 9.50% Sr. Sub. Nts. due 06/15/13	50,000	55,250
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts. due 01/15/13	313,000	314,174

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
MediaNews Group, Inc., 6.375% Sr. Sub. Nts. due 04/01/14	$500,000	$495,000
News America Holdings, Inc., 8.875% Sr. Unsec. Nts. due 04/26/23	185,000	240,524
PRIMEDIA, Inc.,
8.00% Sr. Nts. due 05/15/13	300,000	308,625
8.875% Sr. Unsec. Nts. due 05/15/11	13,000	13,748
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B due 07/01/11	300,000	326,625
Rogers Cable, Inc., 6.75% Sr. Sec. Nts. due 03/15/15 (a)	75,000	76,688
Shaw Communications, Inc., 8.54% Unsec. Unsub. Nts. due 09/30/27 (CAD)	80,000	68,582
Sinclair Broadcast Group, Inc.,
8.00% Sr. Sub. Nts. due 03/15/12	600,000	637,500
8.75% Sr. Sub. Nts. due 12/15/11	100,000	108,875
Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub. Nts. due 11/01/09	200,000	210,000
WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp., 12.75% Sr. Sub. Nts. due 11/15/09	200,000	190,250
Metal Fabrication & Hardware - .04%
TriMas Corp., 9.875% Sr. Unsec. Sub. Nts. due 06/15/12 (f)	100,000	106,000
Mining - .29%
Century Aluminum Co., 7.50% Sr. Nts. due 08/15/14 (a)	250,000	266,250
Compass Minerals Group, Inc., 10.00% Sr. Sub. Nts. due 08/15/11	100,000	112,500
Jorgensen (Earle M.) Co., 9.75% Sr. Unsec. Nts. due 06/01/12	100,000	112,500
Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., Series B due 10/15/06 (b)(r)	250,000	220,625
Metallurg, Inc., 11.00% Sr. Nts. due 12/01/07	150,000	130,500
Miscellaneous - Manufacturing - .32%
Blount, Inc., 8.875% Sr. Sub. Nts. due 08/01/12	125,000	135,625
Jacuzzi Brands, Inc., 9.625% Sr. Nts. due 07/01/10	78,000	86,580
KI Holdings, Inc., 0%/9.875% Sr. Unsec. Nts. due 11/15/14 (a)(d)	100,000	64,000
Koppers, Inc., 9.875% Sr. Sec. Nts. due 10/15/13	150,000	171,000
SPX Corp., 7.50% Sr. Nts. due 01/01/13	200,000	217,000
TD Funding Corp., 8.375% Sr. Sub. Nts. due 07/15/11	100,000	107,250
Trinity Industries, Inc., 6.50% Sr. Nts. due 03/15/14	150,000	150,000
Oil & Gas - 1.76%
Belden & Blake Corp., 8.75% Sr. Sec. Nts. due 07/15/12 (a)(f)	150,000	152,250
Chesapeake Energy Corp.,
6.375% Sr. Nts. due 06/15/15 (a)	100,000	102,750
6.875% Sr. Unsec. Nts. due 01/15/16	224,000	234,640
EXCO Resources, Inc., 7.25% Sr. Nts. due 01/15/11	200,000	214,000
Forest Oil Corp., 7.75% Sr. Unsec. Nts. due 05/01/14	175,000	190,313

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Frontier Oil Corp., 6.625% Sr. Nts. due 10/01/11 (a)	$75,000	$76,500
Gazprom International SA, 7.201% Sr. Unsec. Bonds due 02/01/20	1,450,000	1,540,045
Newfield Exploration Co., 6.625% Sr. Sub. Nts. due 09/01/14 (a)	200,000	211,500
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts. due 06/01/08	250,000	257,500
Pemex Project Funding Master Trust,
8.50% Unsec. Unsub. Nts. due 02/15/08	130,000	146,575
9.125% Unsec. Unsub. Nts. due 10/13/10	200,000	239,800
Pemex Project Funding Master Trust 2, 7.375% Unsec. Unsub. Nts. due 12/15/14	270,000	300,105
Plains Exploration & Production Co.,
7.125% Sr. Nts. due 06/15/14	100,000	109,000
Premcor Refining Group, Inc.,
6.75% Sr. Nts. due 05/01/14	150,000	159,375
9.50% Sr. Unsec. Nts. due 02/01/13	200,000	232,000
Range Resources Corp., 7.375% Sr. Sub. Nts. due 07/15/13	100,000	107,250
Stone Energy Corp., 6.75% Sr. Sub. Nts. due 12/15/14 (a)	60,000	59,850
Tesoro Petroleum Corp., 8.00% Sr. Sec. Nts. due 04/15/08	350,000	380,625
9.625% Sr. Sub. Nts. due 04/01/12	13,000	14,950
Whiting Petroleum Corp., 7.25% Sr. Sub. Nts. due 05/01/12	200,000	209,000
XTO Energy, Inc., 7.50% Sr. Nts. due 04/15/12	175,000	204,786
Oil & Gas Services - .32%
Hanover Compressor Co., 8.625% Sr. Nts. due 12/15/10	100,000	109,250
Hanover Equipment Trust 2001, 8.50% Sr. Sec. Nts., Series A due 09/01/08	100,000	107,500
Hornbeck Offshore Services, Inc., 6.125% Sr. Nts. due 12/01/14 (a)	100,000	100,500
Tengizchevroil LLP, 6.124% Sr. Sec. Nts. due 11/15/14 (a)	510,000	511,275
Universal Compression, Inc., 7.25% Sr. Unsec. Nts. due 05/15/10 (f)	100,000	106,750
Packaging & Containers - 1.20%
Berry Plastics Corp., 10.75% Sr. Sub. Nts. due 07/15/12	200,000	229,000
Crown European Holdings SA,
9.50% Sr. Sec. Nts. due 03/01/11	100,000	114,000
10.875% Sr. Sec. Nts. due 03/01/13	50,000	59,125
Graham Packaging Co., Inc.,
8.50% Sr. Nts. due 10/15/12 (a)	50,000	52,500
9.875% Sr. Sub. Nts. due 10/15/14 (a)	100,000	106,750
Graphic Packaging International,
8.50% Sr. Nts. due 08/15/11	150,000	163,875
9.50% Sr. Sub. Nts. due 08/15/13	100,000	113,750
Jefferson Smurfit Corp., 7.50% Sr. Unsec. Unsub. Nts. due 06/01/13	100,000	106,750
Owens-Brockway Glass Container, Inc.,
7.75% Sr. Sec. Nts. due 05/15/11	250,000	270,625
8.25% Sr. Unsec. Nts. due 05/15/13	213,000	234,300
8.75% Sr. Sec. Nts. due 11/15/12	250,000	281,875
8.875% Sr. Sec. Nts. due 02/15/09	100,000	108,625

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Pliant Corp., 0%/11.125% Sr. Sec. Disc. Nts. due 06/15/09 (d)	$200,000	$184,750
Solo Cup Co., 8.50% Sr. Sub. Nts. due 02/15/14	300,000	312,000
Stone Container Corp.,
7.375% Sr. Nts. due 07/15/14	100,000	106,500
8.375% Sr. Unsec. Nts. due 07/01/12	500,000	545,000
9.25% Sr. Unsec. Nts. due 02/01/08	50,000	55,250
9.75% Sr. Unsec. Nts. due 02/01/11	100,000	109,500
Tekni-Plex, Inc.,
8.75% Sr. Sec. Nts. due 11/15/13 (a)	263,000	261,685
12.75% Sr. Sub. Nts., Series B due 06/15/10	100,000	95,000
Pharmaceuticals - .11%
Sybron Dental Specialties, Inc., 8.125% Unsec. Sub. Nts. due 06/15/12	150,000	163,500
Valeant Pharmaceuticals International, 7.00% Sr. Nts. due 12/15/11	150,000	156,000
Pipelines - 1.80%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 8.875% Sr. Unsec. Nts. due 05/20/11	200,000	218,000
Dynegy Holdings, Inc.,
6.875% Sr. Unsec. Unsub. Nts. due 04/01/11	275,000	264,688
8.75% Sr. Nts. due 02/15/12	813,000	851,618
10.125% Sr. Sec. Nts. due 07/15/13 (a)	200,000	229,000
El Paso Corp., 7.875% Sr. Unsec. Nts. due 06/15/12	563,000	589,039
El Paso Production Holding Co., 7.75% Sr. Nts. due 06/01/13	625,000	654,688
MarkWest Energy Partners, LP/MarkWest Energy Finance Corp., 6.875% Sr. Nts. due 11/01/14 (a)	50,000	50,750
Southern Natural Gas Co., 8.00% Sr. Unsec. Unsub. Nts. due 03/01/32 (f)	200,000	218,250
Tennessee Gas Pipeline Co.,
7.00% Sr. Unsec. Debs. due 10/15/28	100,000	100,250
7.50% Unsec. Nts. due 04/01/17	750,000	826,875
Williams Cos., Inc. (The),
7.125% Nts. due 09/01/11	200,000	218,500
7.625% Nts. due 07/15/19	400,000	440,000
8.75% Unsec. Nts. due 03/15/32	500,000	574,375
REITS - .26%
Felcor Lodging LP, 9.00% Sr. Nts. due 06/01/11	213,000	241,223
Host Marriott LP, 9.50% Sr. Nts. due 01/15/07	100,000	109,500
La Quinta Properties, Inc., 7.00% Sr. Sec. Nts. due 08/15/12	75,000	79,313
MeriStar Hospitality Corp., 9.125% Sr. Unsec. Nts. due 01/15/11	313,000	338,040
Retail - .63%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts. due 03/15/08	50,000	49,000
Asbury Automotive Group, Inc., 9.00% Sr. Sub. Nts. due 06/15/12	100,000	105,000
AutoNation, Inc., 9.00% Sr. Unsec. Nts. due 08/01/08	200,000	228,500

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Carrols Corp., 9.00% Sr. Sub. Nts. due 01/15/13 (a)	$45,000	$46,575
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts. due 05/01/08	125,000	125,000
Finlay Fine Jewelry Corp., 8.375% Sr. Unsec. Nts. due 06/01/12	150,000	162,000
Hollywood Entertainment Corp., 9.625% Sr. Sub. Nts. due 03/15/11	100,000	106,000
Jean Coutu Group, Inc.,
7.625% Sr. Nts. due 08/01/12 (a)	100,000	105,750
8.50% Sr. Sub. Nts. due 08/01/14 (a)	200,000	205,000
Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts. due 11/01/11	50,000	58,500
Rent-A-Center, 7.50% Sr. Sub. Nts., Series B due 05/01/10	50,000	51,813
Rite Aid Corp.,
8.125% Sr. Sec. Nts. due 05/01/10	150,000	158,625
9.50% Sr. Sec. Nts. due 02/15/11	50,000	54,875
Saks, Inc.,
8.25% Sr. Unsec. Nts. due 11/15/08	300,000	328,500
9.875% Unsec. Nts. due 10/01/11	50,000	59,250
Savings & Loans - .08%
Western Financial Bank, 9.625% Unsec. Sub. Nts. due 05/15/12	200,000	228,000
Semiconductors - .19%
AMI Semiconductor, Inc., 10.75% Sr. Sub. Nts. due 02/01/13	98,000	115,150
Amkor Technology, Inc.,
7.75% Sr. Nts. due 05/15/13	80,000	75,200
9.25% Sr. Unsec. Sub. Nts. due 02/15/08	100,000	102,250
Freescale Semiconductor, Inc., 7.125% Sr. Unsec. Nts. due 07/15/14	200,000	217,000
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., 8.00% Sr. Sub. Nts. due 12/15/14 (a)	30,000	31,275
Shipbuilding - .00%
Millenium Seacarriers, Inc., 12.00% Sr.
Sec. Nts. due 07/15/05 (b)(f)(m)(r)	100,000	2,410
Software - .04%
NDCHealth Corp., 10.50% Sr. Unsec. Sub. Nts. due 12/01/12	100,000	107,500
Telecommunications - 3.61%
American Cellular Corp., 10.00% Sr. Nts., Series B due 08/01/11	200,000	171,500
American Color Graphics, 10.00% Sr. Sec. Nts. due 06/15/10	50,000	42,188
American Tower Corp.,
7.50% Sr. Nts. due 05/01/12	200,000	210,000
9.375% Sr. Nts. due 02/01/09	130,000	137,475
American Tower Escrow Corp., Zero Coupon Unsec. Disc. Nts. due 08/01/08 (b)	200,000	149,500
AT&T Corp., 7.30% Sr. Unsec. Nts. due 11/15/11	450,000	518,063
CellNet Data Systems, Inc., 14.00% Sr. Unsec. Disc. Nts. due 10/01/07 (b)(r)	45,000	-
Centennial Cellular Operating Co./Centennial Communications Corp., 10.125% Gtd. Sr. Nts. due 06/15/13	450,000	505,125

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Citizens Communications Co., 6.25% Sr. Nts. due 01/15/13	$200,000	$201,500
Crown Castle International Corp.,
7.50% Sr. Nts. due 12/01/13	150,000	161,250
10.75% Sr. Unsec. Nts. due 08/01/11	500,000	542,500
Dobson Cellular Systems Corp., 8.375% Sec. Nts. due 11/01/11 (a)	50,000	51,625
Dobson Communications Corp., 8.875%
Sr. Nts. due 10/01/13	313,000	219,883
Focal Communications Corp., Escrow Shares, 11.875% Sr. Unsec. Nts. due 01/15/10 (f)	10,000	-
12.125% Sr. Unsec. Disc. Nts. due 02/15/08 (f)	20,000	-
Hyperion Telecommunications, Inc., Escrow Shares, 12.00% Nts. due 11/01/07 (f)	50,000	-
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts. due 10/01/09	100,000	104,750
Iwo Escrow Co., 6.32% Sr. Sec. Nts. due 01/15/12 (a)(c)	40,000	40,300
Lucent Technologies, Inc., 6.45% Unsub. Unsec. Debs. due 03/15/29	200,000	181,000
MCI, Inc.,
6.908% Sr. Unsec. Nts. due 05/01/07	217,000	222,154
7.688% Sr. Unsec. Nts. due 05/01/09	250,000	258,750
Metromedia Fiber Network, Inc., 10.00% Sr. Unsec. Nts., Series B due 11/15/08 (b)(f)(r)	150,000	-
Nextel Communications, Inc., 7.375% Unsec. Bond due 08/01/15	940,000	1,034,000
Nextel Partners, Inc., 12.50% Sr. Unsec. Nts. due 11/15/09	137,000	155,153
Nextlink Communications, Inc., Escrow Shares, 9.00% Sr. Unsec. Nts. due 03/15/08 (b)(f)(r)	100,000	-
10.75% Sr. Unsec. Nts. due 11/15/08 (b)(f)(r)	50,000	-
12.25% Sr. Unsec. Disc. Nts. due 06/01/09 (b)(f)(r)	150,000	-
Orbcomm Global LP, Escrow Shares,
14.00% Sr. Nts. due 08/15/05 (f)	75,000	-
Orion Network Systems, Inc., 12.50% Sr. Disc. Nts. due 01/15/07 (b)(f)(r)	200,000	104,000
PanAmSat Corp., 9.00% Sr. Nts. due 08/15/14 (a)	350,000	390,688
Qwest Capital Funding, Inc., 7.90% Unsec. Nts. due 08/15/10	238,000	240,380
Qwest Corp., 9.125% Unsec. Unsub. Nts. due 03/15/12 (a)	500,000	577,500
Qwest Services Corp.,
14.00% Sr. Sec. Sub. Nts. due 12/15/10 (a)	900,000	1,082,250
14.50% Nts. due 12/15/14 (a)	400,000	506,000
Rogers Wireless Communications, Inc.,
7.50% Sr. Sec. Nts. due 03/15/15 (a)	150,000	158,250
8.00% Sr. Sub. Nts. due 12/15/12 (a)	150,000	158,625

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Rural Cellular Corp.,
8.25% Sr. Sec. Nts. due 03/15/12	$150,000	$158,625
9.625% Sr. Sub. Nts., Series B due 05/15/08	50,000	47,500
9.75% Sr. Sub. Nts. due 01/15/10	313,000	283,265
9.875% Sr. Nts. due 02/01/10	100,000	101,750
SBA Communications Corp., 8.50% Sr. Nts. due 12/01/12 (a)	200,000	204,000
SBA Telecommunications, Inc./SBA Communications Corp., 0%/9.75% Sr. Disc. Nts. due 12/15/11 (d)	463,000	390,078
Telus Corp., 7.50% Nts. due 06/01/07	350,000	380,275
Triton PCS, Inc., 8.50% Sr. Nts. due 06/01/13	200,000	193,000
UbiquiTel Operating Co., 9.875% Sr. Nts. due 03/01/11	300,000	336,750
US Unwired, Inc., 10.00% Sr. Sec. Nts. due 06/15/12	125,000	140,938
Western Wireless Corp., 9.25% Sr. Nts. due 07/15/13	163,000	177,263
Textiles - .22%
Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Unsec. Sub. Nts. due 02/15/10	175,000	188,125
INVISTA, 9.25% Sr. Nts. due 05/01/12 (a)	400,000	446,000
Transportation - .13%
CP Ships Ltd., 10.375% Sr. Unsec. Nts. due 07/15/12	150,000	173,063
Horizon Lines, LLC, 9.00% Nts. due 11/01/12 (a)	100,000	107,500
Navigator Gas Transport PLC, 10.50% First Priority Ship Mtg. Nts. due 06/30/07 (a)(b)(f)(r)	25,000	18,781
Petroleum Helicopters, Inc., 9.375% Sr. Nts. due 05/01/09	75,000	82,125
Venture Capital - .04%
Arch Western Finance LLC, 6.75% Sr. Nts. due 07/01/13	100,000	103,250
Total Corporate Bonds and Notes (cost: $93,826,343)		98,436,525
	shares
Common Stocks - 1.26%
ACE Ltd.	1,270	54,293
Aetna, Inc.	440	54,890
Allstate Corp.	1,010	52,237
Anadarko Petroleum Corp.	770	49,904
Apache Corp.	1,030	52,077
Apple Computer, Inc. (b)	830	53,452
Ashland, Inc.	900	52,542
Atlas Air Worldwide Holdings, Inc. (b)	407	9,585
Aurora Foods, Inc., Equity Trust Interests (f)(m)	56	73,061
Autodesk, Inc.	1,560	59,202
Bear Stearns Cos. (The), Inc.	510	52,178
Black & Decker Corp. (The)	610	53,881
Broadwing Corp. (b)	130	1,184
Burlington Resources, Inc.	1,190	51,765
Centex Corp.	980	58,388
Charles River Labs (b)	760	34,968
Chesapeake Energy Corp. (b)	66	1,089

Atlas Strategic Income Fund	(continued)
	shares	market value (note 1)
ChevronTexaco Corp.	990	$51,985
Cigna Corp.	690	56,283
Classic Holdco LLC (b)	66	-
ConocoPhillips	600	52,098
Conseco, Inc. (b)	4,662	93,007
Countrywide Financial Corp.	1,520	56,255
Covad Communications Group, Inc. (b)	4,132	8,884
Cummins, Inc.	650	54,464
Devon Energy Corp.	1,310	50,985
Dillard's, Inc. - Class A	1,980	53,203
Dobson Communications Corp. - Class A (b)	6,436	11,070
Eog Resources Inc.	720	51,379
Equinix, Inc. (b)	495	21,156
Freddie Mac	750	55,275
General Motors Corp.	1,350	54,081
Humana, Inc. (b)	1,970	58,489
ICO Global Communication Holdings Ltd. (b)	3,007	1,684
Janus Capital Group, Inc.	3,120	52,447
KB Home	560	58,464
Leap Wireless International, Inc. (b)	618	16,686
Lehman Brothers Holdings, Inc.	610	53,363
Lincoln National Corp.	1,090	50,881
Loews Corp.	740	52,022
Louisiana-Pacific Corp.	1,910	51,073
Marathon Oil Corp.	1,390	52,278
MBIA, Inc.	850	53,788
MCI, Inc.	407	8,205
Metlife, Inc.	1,280	51,853
Norfolk Southern Corp.	1,450	52,476
NTL, Inc. (b)	3,845	280,531
Nucor Corp.	1,000	52,340
Occidental Petroleum Corp.	920	53,691
OpTel, Inc. (a)(b)	85	-
Orbital Sciences Corp. (b)	279	3,301
Paxson Communications Corp., Escrow Shares (b)	49,569	-
PG&E Corp. (b)	1,610	53,581
Phelps Dodge Corp.	550	54,406
Pioneer Cos., Inc. (b)	1,786	37,059
Prandium, Inc. (b)	3,625	40
Prudential Financial, Inc.	1,010	55,510
Pulte Homes, Inc.	930	59,334
Purina Mills, Inc., Escrow Shares (b)(f)	50,000	-
Ryder System, Inc.	970	46,337
Safeco Corp.	1,060	55,374
Sears, Roebuck & Co.	990	50,520
Sempra Energy	1,430	52,452
Southern Pacific Funding Corp., Liquidating Trust (b)(f)(m)	52,418	-
Sterling Chemicals, Inc. (b)(f)	266	9,908
Sunoco, Inc.	650	53,112
Telewest Global, Inc. (b)	5,680	99,854
Toys 'R' Us, Inc. (b)	2,610	53,427
Transocean, Inc. (b)	1,350	57,227
TVMAX Holdings, Inc. (b)(f)	250	475
TXU Corp.	860	55,522
United States Steel Corp.	1,020	52,275
UnitedGlobalCom, Inc. - Class A (b)	19,855	191,799

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)
	shares	market value (note 1)
Unocal Corp.	1,200	$51,888
USA Mobility, Inc. (b)	245	8,651
Valero Energy Corp.	1,200	54,480
Viatel Holding Ltd. (Bermuda) (b)(f)	451	406
Viatel, Inc. (b)	401	-
Western Forest Products, Inc. (b)	8,485	70,561
WRC Media Corp. (a)(b)(f)	270	5
XO Communications, Inc. (b)	255	775
Total Common Stocks (cost: $4,420,719)		3,663,371
Preferred Stocks - .15%
BankUnited Capital Trust, 10.25% Capital Securities, 12/31/26 (b)	100,000	108,500
Dobson Communications Corp., 6.00% Cvt. Series F, Non-Vtg. (a)	100	3,900
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg. (b)(f)	620	-
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg. (b)(f)	10	87,000
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg. (b)(f)(m)	43	-
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg. (b)	1,209	12
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg. (f)(h)	500	36,750
PTV, Inc., 10.00% Cum., Series A, Non-Vtg.	3	12
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg. (b)(f)(h)	55	42,625
Sovereign Real Estate Investment Trust,
12.00% Non-Cum., Series A (a)(f)	114,000	172,710
Total Preferred Stocks (cost: $558,750)		451,509
	principal amount or units (i & j)
Rights, Warrants and Certificates - .03%
American Tower Corp. Wts., Exp. 08/01/08 (a)(b)	200	46,000
ASAT Finance LLC Wts., Exp. 11/01/06 (a)(b)(f)(m)	50	1
Chesapeake Energy Corp. Wts., Exp. 05/01/05 (b)	828	-
Chesapeake Energy Corp. Wts., Exp. 05/01/05 (b)(f)	189	741
COLO.com, Inc. Wts., Exp. 03/15/10 (a)(b)(f)	50	-
Convergent Communications, Inc. Wts., Exp. 04/01/08 (a)(b)(f)	100	1
Equinix, Inc. Wts., Exp. 12/01/07 (a)(b)(i)	50	-
Grove Investors, Inc., Tranche A Wts., Exp. 09/14/08 (b)	124	-
Grove Investors, Inc., Tranche B Wts., Exp. 09/14/08 (b)	124	-
HF Holdings, Inc. Wts., Exp. 09/27/09 (b)(f)	361	4
Horizon PCS, Inc. Wts., Exp. 10/01/10 (a)(b)(f)(m)	200	-
Huntsman LLC Wts., Exp. 05/15/11 (a)(b)(f)	100	47,000

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
ICO Global Communication Holdings Ltd. Wts., Exp. 05/16/06 (b)(f)	755	$4
Insilco Corp. Wts., Exp. 08/15/07 (b)(f)	20	-
Long Distance International, Inc. Wts., Exp. 04/15/08 (b)(f)(m)	50	-
Loral Space & Communications Ltd. Wts., Exp. 01/15/07 (b)(f)	100	1
Millenium Seacarriers, Inc. Wts., Exp. 07/15/05 (b)(f)	100	1
Ntelos, Inc. Wts., Exp. 08/15/10 (b)(f)	50	-
Pathmark Stores, Inc. Wts., Exp. 09/19/10 (b)	970	194
PLD Telekom, Inc. Wts., Exp. 06/01/06 (b)	50	-
Price Communications Corp. Wts., Exp. 08/01/07 (b)	516	-
Sterling Chemicals, Inc. Wts., Exp. 12/31/07 (b)(f)(m)	429	2,000
Venezuela (Republic of) Oil-Linked Payment Obligation Wts., Exp. 4/15/2020 (b)	2,800	-
Verado Holdings, Inc., Cl. B Wts., Exp. 04/15/08 (b)(f)(m)	75	51
XO Communications, Inc., Cl. A Wts., Exp. 01/16/10 (b)	508	320
XO Communications, Inc., Cl. B Wts., Exp. 01/16/10 (b)	380	175
XO Communications, Inc., Cl. C Wts., Exp. 01/16/10 (b)	380	148
Total Rights, Warrants and Certificates (cost: $44,249)		96,641
Structured Instruments - 5.89%
Aries Vermoegensverwaltungs GmbH Credit Linked Nts., 7.75% due 10/25/09 (EUR)(a)(f)	$250,000	387,392
9.60% due 10/25/14	1,750,000	2,160,550
Citigroup Global Markets Holdings, Inc., Brazilian Real Unsec. Linked Nts., 0.93% due 01/14/05	972,711	1,138,169
Colombia (Republic of) Unsec. Credit Linked Nts., 5.66% due 11/20/09	960,000	967,296
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 03/15/07	826,805	908,245
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 04/27/12	348,809	358,366
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 04/27/12 (COP)	352,000,000	168,257
Colombia (Republic of) Unsec. Credit Linked Nts., Series B, 15.00% due 04/26/12 (COP)	405,000,000	193,539
Dominican Republic Peso Unsec. Credit Linked Nts., Zero Coupon due 03/07/05 (DOP)	6,937,000	232,815
Dominican Republic Peso Unsec. Credit Linked Nts., Zero Coupon due 03/21/05 (DOP)	7,354,000	242,114
Peruvian Sol Unsec. Linked Nts., 1.466% due 01/14/05	591,954	626,879
Ukraine Hryvnia Unsec. Credit Linked Nts., 9.43% due 05/25/05 (UAH)	1,564,000	279,812

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Ukraine Hryvnia Unsec. Credit Linked Nts., 9.68% due 05/06/05 (UAH)(f)	$1,317,957	$253,167
Credit Suisse First Boston Corp., US Dollar/South African Rand Linked Nts., Series FBI43, 1.196% due 05/23/22 (c)	245,000	232,309
Credit Suisse First Boston Corp. (Cayman), Russia (Government of) Linked Bonds, Series 24, 15.00% due 09/02/05 (RUB)	564,000	21,567
Russia (Government of) Linked Bonds, Series 26, 15.00% due 11/03/05 (RUB)	572,000	21,083
Russia (Government of) Linked Nts., Series 24, 15.00% due 09/02/05 (RUB)	12,300,000	475,675
Credit Suisse First Boston Corp. (Nassau Branch), Turkey (Republic of) Credit Linked Nts., 20.00% due 10/18/07	120,000	132,148
Turkey (Republic of) Credit Linked Nts., Series EM 868, Zero Coupon due 08/24/05 (c)	745,000	720,992
Turkey (Republic of) Credit Linked Nts., Series EM 872, 23.68% due 10/20/05 (TRL)(c)	190,450,000,000	159,216
Turkey (Republic of) Credit Linked Nts., Series EM 880, 20.00%
due 10/18/07 (TRL)	582,230,000,000	520,223
Turkey (Republic of) Credit Linked Nts., Series NAS 316, Zero Coupon due 02/23/06	207,000	166,567
Credit Suisse First Boston International, Lukoil Credit Linked Nts., Series FBI 105, 7.25% due 11/19/09 (RUB)	9,640,000	346,842
Moscow (City of) Credit Linked Nts., Series FBI 101, 10.00% due 12/31/10 (RUB)	8,645,000	342,775
Moscow (City of) Credit Linked Nts., Series FBI 98, 11.00% due 04/21/09 (RUB)	8,895,000	363,222
OAO Gazprom Credit Linked Nts., 8.11% due 01/21/07 (RUB)	9,335,000	352,103
Deutsche Bank AG, European Investment Bank CreditBonds, Zero Coupon due 01/19/10	240,000	181,752
Indonesia (Republic of) Credit Linked Nts., 14.25% due 06/22/13	320,000	384,800
Indonesia (Republic of) Credit Linked Nts., 14.25% due 06/22/13 (IDR)	2,964,800,000	388,866
Moscow (City of) Linked Nts., 10.00% due 05/27/05 (RUB)	6,595,000	244,408
Nigeria (Federal Republic of) Naira Linked Nts., 13.50% due 03/17/05 (NGN)	33,158,000	243,963
Nigeria (Federal Republic of) Naira Linked Nts., 13.75% due 03/03/05 (NGN)	21,992,000	162,857
Nigeria (Republic of) Credit Linked Nts., 13.90% due 02/24/05 (NGN)	39,680,000	294,594
Romania (The State of) Leu Linked Nts., 11.49% due 12/04/06 (ROL)	2,628,800,000	91,013

Atlas Strategic Income Fund	(continued)
	principal amount or units (i & j)	market value (note 1)
Russian Federation Linked Nts., 8.33%
due 12/02/09 (RUB)	$6,685,000	$242,855
Ukraine (Republic of) Credit Linked Nts., 10.208% due 07/01/09 (UAH)(f)	1,387,000	257,940
Ukraine (Republic of) Hryvnia Credit Linked Nts., Zero Coupon due 12/17/05 (UAH)	500,000	94,120
Ukraine (Republic of) Hryvnia Credit Linked Nts., 29.25% due 05/31/06 (UAH)	588,000	110,585
Lehman Brothers International, Turkey (Republic of) Treasury Bills Total Return Linked Nts., Zero Coupon due 05/25/05	506,036	512,563
Turkey (Republic of) Treasury Bills Total Return Linked Nts., Zero Coupon due 08/24/05	475,000	409,023
Turkey (Republic of) Treasury Bills Total Return Linked Nts., 20.00% due 10/18/07 (TRL)	611,170,500,000	554,576
UBS AG, Israel (State of) Shekel Linked Nts., 7.50% due 04/05/14 (ILS)	1,742,800	434,086
OAO Gazprom III Credit Nts., Zero Coupon due 07/05/06	760,000	800,594
Total Structured Instruments (cost: $16,182,492)		17,179,918

	expiration date	strike price		contracts/ face subject to call/put
Options Purchased - .00%
Brazilian Real Put	01/05	2.8	BRL	400	360
Turkish Lira Put	01/05	1,500,000	TRL	400	2,990
Total Options Purchased (cost: $6,070)					3,350
Swaptions Purchased - .04%
Lehman Bank Swaption Put	01/05	109.25		11,930	133,001
Total Swaptions Purchased (cost: $137,009)					133,001

	principal amount
Short-Term Investments - 6.96%
Triparty Repurchase Agreement dated December 31, 2004 with Investors Bank & Trust Co., effective yield of 1.05%, due January 3, 2005, collateralized by U.S. Treasury Bonds, 2.625%, November 15, 2006, with a value of $20,708,199	$20,294,030	20,294,030
Total Short-Term Investments (cost: $20,294,030)		20,294,030
Total Securities (cost: $297,758,234) - 107.10%		312,382,721
Other Assets and Liabilities, Net - (7.10)%		(20,711,088)
Net Assets - 100.00%		$291,671,633

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)

Investment Category (Unaudited)	Percent Of Net Assets
Corporate Bonds and Notes	33.75%
Foreign Government Obligations	30.85
Mortgage-Backed Obligations	15.03
U.S. Government Obligations	8.62
Structured Instruments	5.89
Asset-Backed Securities	2.42
Government-Sponsored Enterprises (Non-Mortgage-Backed)	1.61
Common Stocks	1.26
Loan Participations	0.49
Preferred Stocks	0.15
Swaptions Purchased	0.04
Rights, Warrants and Certificates	0.03
Options Purchased	0.00
Short-Term Investments	6.96
Forward Foreign Currency Contracts	(0.12)
Futures Contracts	(0.01)
Written Option/Swaption Contracts	0.01
Swap Agreements	1.19
108.17%

Atlas U.S. Government and Mortgage Securities Fund
	principal amount	market value (note 1)
Mortgage-Backed Obligations - 30.66%
Government - Sponsored Enterprises - 30.29%
Fannie Mae,
5.50% due 07/01/31-09/01/32	$11,118,350	$11,307,907
6.00% due 02/01/29-10/01/32	41,525,011	42,996,941
6.50% due 06/01/23-08/01/32	21,046,668	22,099,032
7.00% due 10/01/23-07/01/31	3,334,690	3,538,579
7.50% due 12/01/17-01/01/30	1,669,426	1,792,492
8.00% due 12/01/24-02/01/28	2,239,994	2,437,266
8.50% due 08/01/14-03/01/27	696,531	763,026
9.00% due 06/01/21-04/01/25	406,397	452,501
9.50% due 10/01/20-11/01/20	4,766	5,384
Freddie Mac,
6.50% due 02/01/31	149,154	156,624
7.00% due 12/01/23-05/01/29	519,242	551,587
7.50% due 02/01/23-05/01/24	1,275,681	1,375,806
8.00% due 06/01/24-11/01/26	462,451	503,238
8.50% due 10/01/21-08/01/26	168,442	184,928
9.00% due 08/01/19-10/01/24	244,612	272,242
9.50% due 09/01/16-06/01/21	102,371	115,050
10.00% due 08/01/17-08/01/20	7,072	7,870
10.50% due 12/01/18-05/01/20	20,471	22,862
U.S. Government Agencies - .37%
Government National Mortgage Association, 7.50% due 10/15/22-03/15/24	841,742	909,734
8.00% due 04/15/23-06/15/25	172,118	187,757
8.50% due 07/15/16	2,724	2,997
Total Mortgage-Backed Obligations (cost: $85,865,009)		89,683,823
Collateralized Mortgage Obligations - 59.92%
Fannie Mae Floating Collateralized Mortgage Obligation,
2.25% due 04/15/16	9,101,293	9,022,625
2.25% due 03/15/22	9,507,994	9,305,887
2.718% due 06/25/30	5,503,342	5,498,689
2.75% due 06/15/18	7,093,350	7,085,656

Atlas U.S. Government and Mortgage Securities Fund	(continued)
	principal amount	market value (note 1)
2.753% due 05/15/22	$11,285,470	$11,332,693
2.753% due 11/15/32	4,770,427	4,793,137
2.768% due 03/25/17	4,661,372	4,672,228
2.768% due 03/25/17	9,192,625	9,220,665
2.803% due 10/15/32	4,219,385	4,239,264
2.818% due 06/25/15	5,000,000	5,018,654
2.903% due 03/15/32	1,174,442	1,183,790
4.00% due 12/15/12	3,045,144	3,046,642
6.50% due 08/15/28	1,372,165	1,425,968
6.50% due 12/20/28	1,238,325	1,296,685
Freddie Mac Floating Collateralized Mortgage Obligation,
2.00% due 04/15/22	12,136,483	11,814,611
3.00% due 08/15/12	8,006,769	7,943,543
3.00% due 09/15/22	14,540,945	14,351,531
3.00% due 02/15/23	17,081,523	16,877,298
3.75% due 12/15/11	12,542,996	12,532,075
4.00% due 05/15/11	14,455,935	14,335,023
6.50% due 04/15/28	744,538	772,060
6.50% due 05/15/28	745,166	775,564
6.50% due 07/15/28	2,672,779	2,757,048
GNMA Floating Collateralized Mortgage Obligation,
2.807% due 10/16/29	4,567,197	4,591,919
3.75% due 10/20/26	9,418,838	9,386,341
5.50% due 04/20/31	350,499	352,848
6.50% due 09/20/28	1,529,659	1,595,186
Total Collateralized Mortgage Obligations (cost: $176,431,658)		175,227,630
Short-Term Investments - 9.26%
Repurchase Agreement dated December 31, 2004 with Lehman Brothers, Inc., effective yield of 2.25%, due January 3, 2005, collateralized by FNMAs, 4.73-6.94%, August 1, 2007-November 1, 2034, with a value of $28,161,421	27,085,000	27,085,000
Total Short-Term Investments (cost: $27,085,000)		27,085,000
Total Securities (cost: $289,381,667) - 99.84%		291,996,453
Other Assets and Liabilities, Net - .16%		456,949
Net Assets - 100.00%		$292,453,402

Investment Category (Unaudited)	Percent Of Net Assets
Collateralized Mortgage Obligations	59.92%
Mortgage-Backed Obligations	30.66
Short-Term Investments	9.26
99.84%

Statements of Investments in Securities and Net Assets  December 31, 2004

Atlas California Municipal Money Fund
	principal amount	market value (note 1)
Commercial Paper - 29.16%
General Obligations - 29.16%
California State University, 1.80% due 01/14/05	$2,100,000	$2,100,000
Los Angeles, Metropolitan Transportation Authority Revenue, 1.78% due 02/07/05	3,600,000	3,600,000
Municipal Improvement Corp. of Los Angeles, 1.80% due 01/10/05	1,100,000	1,100,000
State Infrastructure & Economic Development Bank, 2.10% due 08/09/05	600,000	600,000
Transmission Agency of Northern California, 1.83% due 01/14/05	1,200,000	1,200,000
Ventura County, Public Financing Authority, 1.83% due 02/01/05	2,000,000	2,000,000
Total Commercial Paper (cost: $10,600,000)		10,600,000
Fixed Rate Bonds and Notes - 4.52%
Bay Area Government Association, Rapid Transit, Series A, AMBAC Insured, 3.50% due 06/15/05	130,000	131,129
Freemont, Tax and Revenue Anticipation Notes, 3.00% due 10/06/05	400,000	404,228
Los Angeles, Unified School District, Tax and Revenue Anticipation Notes, Series A, 3.00% due 09/01/05	200,000	201,980
Metropolitan Water District Southern California Waterworks Revenue, Series B, 3.375% due 03/01/05	500,000	501,712
State, General Obligation, Revenue Anticipation Notes, Series A, 3.00% due 06/30/05	400,000	402,465
Total Fixed Rate Bonds and Notes (cost: $1,641,514)		1,641,514
Variable Rate Demand Notes* - 65.83%
Alameda County, Industrial Development Authority Revenue, Tool Family Partnership, Series A, AMT, 2.02% due 07/01/27	800,000	800,000
Big Bear Lake, Industrial Revenue, Southwest Gas Corp. Project, Series A, AMT, 2.01% due 12/01/28	1,400,000	1,400,000
Concord Multi-Family Mortgage Revenue, FNMA Insured, 1.95% due 07/15/18	800,000	800,000
Fresno Sewer Revenue, Sub. Lien, Series A, FGIC Insured, 1.95% due 09/01/25	1,000,000	1,000,000
Grant, Joint Union High School District, Bridge Funding Program, FSA Insured, 1.95% due 07/01/37	300,000	300,000
Irvine, Unified School District, Special Tax Refunding, Community Facilities District 01-1, 2.15% due 09/01/38	1,000,000	1,000,000
Los Angeles, Community Development, COP, Willowbrook Project, 1.99% due 11/01/15	1,500,000	1,500,000

Atlas California Municipal Money Fund	(continued)
	principal amount	market value (note 1)
Los Angeles, Unified School District, COP, Belmont Learning Complex, Series A, 1.95% due 12/01/17	$400,000	$400,000
Los Angeles, Wastewater System Revenue, Series A, FGIC Insured, 2.15% due 12/01/31	600,000	600,000
Oakland, COP, Capital Equipment Project, 1.98% due 12/01/15	500,000	500,000
Orange County, Apartment Development Revenue, Aliso Creek Project, Series B, 1.92% due 11/01/22	1,900,000	1,900,000
Orange County, Improvement Bond Act of 1915, Assessment District No. 01-1, Series A, 2.15% due 09/02/33	1,400,000	1,400,000
Riverside County Housing Authority, Multi-Family Housing Mortgage Revenue, Mountian View Apartments, Series A, 1.98% due 08/01/25	675,000	675,000
San Francisco, City and County Redevelopment Agency, Multi-Family Revenue, Fillmore Center Project B-1, 2.01% due 12/01/17	1,900,000	1,900,000
State Department of Water Resources, Power Supply Revenue,
Series C-12, 1.95% due 05/01/22	600,000	600,000
Series B-6, 2.15% due 05/01/22	500,000	500,000
Series B-3, 2.17% due 05/01/22	1,400,000	1,400,000
State Health Facilities Financing Authority Revenue, Scripps Memorial Hospital, Series B, MBIA Insured, 1.92% due 10/01/21	300,000	300,000
Catholic Healthcare, Series B, MBIA Insured, 1.98% due 07/01/16	800,000	800,000
Adventist Health System, Series B, 2.20% due 09/01/25	400,000	400,000
State University Financing Authority Revenue, Rental Housing, 1.60% due 08/01/31	400,000	400,000
State, General Obligation,
Series C-7, 2.13% due 07/01/23	600,000	600,000
Series B-3, 2.15% due 05/31/34	1,400,000	1,400,000
Series B-1, 2.16% due 05/01/34	1,400,000	1,400,000
Statewide Communities Development Authority, Robert Louis Stevenson Development, 1.95% due 02/01/31	1,250,000	1,250,000
Tulare, Health Care District, Health Facilities Revenue, 2.22% due 12/01/32	700,000	700,000
Total Variable Rate Demand Notes* (cost: $23,925,000)		23,925,000
Total Securities (cost: $36,166,514) - 99.51%		36,166,514
Other Assets and Liabilities, Net - .49%		178,621
Net Assets - 100.00%		$36,345,135

Investment Category (Unaudited)	Percent Of Net Assets
Variable Rate Demand Notes	65.83%
Commercial Paper	29.16
Fixed Rate Bonds and Notes	4.52
99.51%

The accompanying notes are an integral part of these financial statements.

Atlas Money Market Fund
	principal amount	market value (note 1)
Commercial Paper - 39.21%
Banks - 9.18%
Halifax Bank of Scotland Treasury Services, 2.43% due 03/15/05	$2,600,000	$2,587,188
UBS Finance Delaware LLC, 2.32% due 01/24/05	2,600,000	2,596,146
Commercial Services - 4.43%
Salvation Army, 2.46% due 01/20/05	2,500,000	2,500,000
Diversified Financial Services - 16.60%
AIG Funding, Inc., 2.25% due 01/06/05	2,600,000	2,599,187
American Express Credit Corp., 2.23% due 01/04/05	2,600,000	2,599,517
Dexia Delaware LLC, 2.28% due 01/21/05	2,500,000	2,496,833
General Electric Capital Corp.,
2.18% due 01/18/05	882,000	881,092
2.26% due 01/18/05	600,000	599,360
2.28% due 01/18/05	200,000	199,785
Insurance - 4.40%
ING America Insurance Holdings, 2.42% due 03/22/05	2,500,000	2,486,556
Oil & Gas - 4.60%
ChevronTexaco Corp., 2.25% due 01/03/05	2,600,000	2,599,675
Total Commercial Paper (cost: $22,145,339)		22,145,339
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 50.73%
Fannie Mae, 2.15% - 2.23% due 01/10/05 - 02/16/05	13,726,000	13,699,238
Federal Home Loan Bank, 1.00% - 2.47% due 01/03/05 - 06/01/05	7,100,000	7,085,437
Freddie Mac, 2.10% - 2.22% due 01/04/05 - 02/08/05	7,881,000	7,866,355
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $28,651,030)		28,651,030
Certificates of Deposit - 4.60%
Toronto-Dominion Bank, CD, 2.50% due 04/04/05	2,600,000	2,600,067
Total Certificates of Deposit (cost: $2,600,067)		2,600,067
Variable Rate Demand Notes* - 4.09%
Washington, Housing Finance Commission, Multi-Family Revenue Bond, 2.50% due 12/01/40	2,310,000	2,310,000
Total Variable Rate Demand Notes* (cost: $2,310,000)		2,310,000
Total Securities (cost: $55,706,436) - 98.63%		55,706,436
Other Assets and Liabilities, Net - 1.37%		773,687
Net Assets - 100.00%		$56,480,123

Investment Category (Unaudited)	Percent Of Net Assets
Government-Sponsored Enterprises (Non-Mortgage-Backed)	50.73%
Commercial Paper	39.21
Certificates of Deposit	4.60
Variable Rate Demand Notes	4.09
98.63%

Atlas U.S. Treasury Money Fund
	principal amount	market value (note 1)
U.S. Government Obligations - 100.10%
U.S. Treasury Bills, 1.25% - 2.15% due 01/06/05 - 02/24/05	$19,785,000	$19,744,043
U.S. Treasury Notes, 1.625% due 01/31/05	1,000,000	1,006,380
Total U.S. Government Obligations (cost: $20,750,423)		20,750,423
Total Securities (cost: $20,750,423) - 100.10%		20,750,423
Other Assets and Liabilities, Net - (.10)%		(20,392)
Net Assets - 100.00%		$20,730,031

Investment Category (Unaudited)	Percent Of Net Assets
U.S. Government Obligations	100.10%
100.10%

Statements of Investments in Securities and Net Assets  December 31, 2004

*  Variable rate demand notes are tax-exempt obligations which contain a floating or variable rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).

(a)  Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $276,754 or 0.11% of net assets in the Global Growth Fund and $31,692,493 or 10.87% of net assets in the Strategic Income Fund.

(b)  Non-income producing security.

(c)  Represents the current interest rate for a variable rate security.

(d)  Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

(e)  Represents the current interest rate for an increasing rate security.

(f)  Identifies issues considered to be illiquid. See Note 10 of Notes to Financial Statements.

(g)  Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The prices of these securities are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-through).

(h)  Interest or dividend is paid in kind.

(i)  Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

(j)  Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARS - Argentine Peso
AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
COP - Colombia Pesos
DEM - German Mark
DKK - Danish Krona
EUR - Euro
FRF - French Franc
GBP - British Pound
HUF - Hungary Forint
IDR - Indonesian Rupiah
ILS - Israeli	JPY - Japanese Yen
MXN - Mexican Peso
NGN - Nigerian Naira
NZD - New Zealand Dollars
PLN - Polish Zloty
ROL - Romanian Leu
RUB - Russian Ruble
SEK - Swedish Krona
TRL - Turkish Lira
UAH - Ukrainian Hryvnia
USD - United States Dollar
ZAR - South African Rand

(k)  Securities in Strategic Income Fund with an aggregate market value of $3,763,260 are held in collateralized accounts to cover initial margin requirements for open futures purchases and sales contracts.

(l)  A sufficient amount of securities has been designated to cover outstanding forward currency exchange contracts. See Note 7 of Notes to Financial Statements.

(m)  Fair-valued security. See Note 1 of Notes to Financial Statements.

(n)  When-issued security to be delivered and settled after December 31, 2004.

(o)  All or part of this security position is on loan at December 31, 2004. The total value of securities on loan at December 31, 2004 is $2,732,278 for Balanced Fund, $2,994,364 for Emerging Growth Fund and $5,231,351 for Global Growth Fund.

(p)  This security was purchased with cash collateral held from securities lending.

(q)  A sufficient amount of securities has been designated to cover outstanding options and swaptions in the Strategic Income Fund, as follows:

	Number of Options Subject to Call/Put	Expiration Date	Exercise Price/ Strike Price		Premium Received	Market Value (See Note 1)	Unrealized Appreciation (Depreciation)
Written Options:
British Pound Put	2,705,000	3/29/10	4.79	GBP	$26,883	$20,133	$6,750
New Zealand Dollar Call (f)	380	3/7/05	5.95	NZD	1,071	1,122	(51)
Turkish Lira Put (f)	400	1/6/05	1,375,000	TRL	1,240	1,240	0
Brazilian Real Call (f)	400	1/19/05	2.65	BRL	610	2,790	(2,180)
	Notional Amount
Written Swaptions:
Deutsche Bank Put Swaption, LIBOR Rate (1)	$3,270,000	2/3/05	5.685%		11,268	8,408	2,860
					$41,072	$33,693	$7,379

(1)  An option on an interest swap. If exercised, the fund will pay the strike rate in order to receive the 6 Month AUD-BBR-BBSW (Australian Financial Markets Association's bank-bill reference rate).

(r)  Issuer is in default.

The accompanying notes are an integral part of these financial statements.

(s)  The distribution of investments representing geographic diversification of the Atlas Global Growth Fund, as a percentage of total investments at value, is as follows:

	Market Value	Percent
Country:
United States	$108,568,645	43.89%
Great Britain	35,432,394	14.32
Japan	20,372,190	8.24
France	17,700,167	7.16
Sweden	11,142,828	4.50
Germany	6,150,982	2.49
Brazil	5,333,539	2.16
Netherlands	5,112,396	2.07
Canada	5,036,609	2.04
Korea, Republic of (South)	4,391,206	1.78
Switzerland	4,257,574	1.72
Bermuda	4,190,533	1.69
Hong Kong	3,968,897	1.60
Mexico	3,870,843	1.56
Taiwan	1,939,124	0.78
India	1,830,124	0.74
Ireland	1,377,688	0.56
Norway	1,305,411	0.53
Singapore	1,224,379	0.49
Spain	1,120,140	0.45
Italy	1,042,828	0.42
Australia	1,015,791	0.41
Portugal	617,207	0.25
Finland	365,249	0.15
Channel Islands	1,261	0.00
	$247,368,005	100.00%
ADR=American Depositary Receipt AMBAC=AMBAC Indemnity Corporation AMT=Alternative Minimum Tax COP=Certificate of Participation FGIC=Financial Guarantee Insurance Corporation	FSA=Financial Security Assurance Inc. GDR=Global Depositary Receipt MBIA=Municipal Bond Investors Assurance MBS=Mortgage-Backed Security REIT=Real Estate Investment Trust

Statements of Assets and Liabilities   December 31, 2004

	Stock Funds
	Balanced Fund	Emerging Growth Fund	Fund of Funds	Global Growth Fund	Growth Opportunities Fund	S&P 500 Index Fund		Strategic Growth Fund	Value Fund
Assets:
Investment in securities, at identified cost	$43,863,765	$47,948,080	$59,251,295	$186,792,571	$341,512,839	$106,368,700		$75,538,118	$32,772,676
Investment in securities, at value	$46,257,105	$55,647,434	$65,100,619	$247,368,005	$404,254,326	$112,562,485	*	$84,354,719	$37,608,057
Cash	0	0	261,329	2,325	0	0		0	0
Receivables:
Securities sold	0	289,084	0	71,643	397,668	0		0	0
Fund's shares sold	118,488	137,522	377,092	830,896	695,799	445,522		145,212	322,947
Interest and dividends	292,660	45,583	205,161	339,265	294,165	1,888		35,468	51,323
Unrealized appreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	0	0		0	0
Receivable for open swap contracts (Note 11)	0	0	0	0	0	0		0	0
Prepaid expenses	1,505	2,012	2,396	8,889	16,052	10,197		3,254	1,266
Total assets	46,669,758	56,121,635	65,946,597	248,621,023	405,658,010	113,020,092		84,538,653	37,983,593
Liabilities:
Payables for:
Securities purchased	0	586,993	463,725	0	3,896,592	0		0	0
Payable upon return of securities loaned	2,835,042	3,110,922	0	5,683,304	0	0		0	0
Fund's shares redeemed	21,148	98,008	12,937	184,077	158,909	66,770		82,054	23,550
Dividends	3,585	0	9,269	8,852	21,354	50,508		0	6,707
Accrued expenses:
Management fees (Note 5)	23,745	34,562	13,417	153,440	209,382	0		48,569	17,228
Distribution fees (Note 5)	8,480	10,801	0	49,735	83,713	23,959		17,346	7,595
Other	31,792	38,340	27,123	139,550	169,433	52,026		71,977	30,469
Swap contracts interest payable (Note 11)	0	0	0	0	0	0		0	0
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	0	0		0	0
Variation margin on futures contracts	0	0	0	0	0	0		0	0
Options written, at value (premiums received, $41,072) (Note 9)	0	0	0	0	0	0		0	0
Cash overdraft	0	0	0	0	0	0		0	0
Total liabilities	2,923,792	3,879,626	526,471	6,218,958	4,539,383	193,263		219,946	85,549
Net Assets	$43,745,966	$52,242,009	$65,420,126	$242,402,065	$401,118,627	$112,826,829		$84,318,707	$37,898,044
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$2,393,340	$7,699,354	$5,849,324	$60,580,024	$62,741,487	$6,194,526		$8,816,601	$4,835,381
Accumulated net realized gain (loss)	(10,337,752)	(4,310,181)	80,524	(15,629,655)	(20,294,620)	(3,197,520)		(56,297,202)	(48,825)
Undistributed net investment income (loss)	1,821	2,346	4	(460,026)	20,368	3,540		0	0
Paid-in capital	51,688,557	48,850,490	59,490,274	197,911,722	358,651,392	109,826,283		131,799,308	33,111,488
Net Assets	$43,745,966	$52,242,009	$65,420,126	$242,402,065	$401,118,627	$112,826,829		$84,318,707	$37,898,044
Net Asset Value Per Share:
Net assets	$43,745,966	$52,242,009	$65,420,126	$242,402,065	$401,118,627	$112,826,829		$84,318,707	$37,898,044
Shares outstanding	3,966,363	3,377,118	5,704,665	11,532,296	17,762,233	13,709,006		6,578,173	3,364,426
Net asset value per share and maximum offering price	$11.03	$15.47	$11.47	$21.02	$22.58	$8.23		$12.82	$11.26
Capital Shares Authorized	20,000,000	15,000,000	20,000,000	25,000,000	45,000,000	25,000,000		35,000,000	20,000,000

*  Investment in Master Portfolio (Note 1).

The accompanying notes are an integral part of these financial statements.

	Bond Funds					Money Funds
	American Enterprise Bond Fund	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund	U.S. Treasury Money Fund
Assets:
Investment in securities, at identified cost	$42,145,129	$372,647,591	$108,689,434	$297,758,234	$289,381,667	$36,166,514	$55,706,436	$20,750,423
Investment in securities, at value	$41,946,871	$391,824,181	$114,902,190	$312,382,721	$291,996,453	$36,166,514	$55,706,436	$20,750,423
Cash	560,639	7,114	16,004	36,552	860	0	31,043	4,734
Receivables:
Securities sold	0	0	1,044,706	6,248,820	1,180	0	0	0
Fund's shares sold	355,393	1,410,819	404,642	534,604	190,112	145,413	793,657	19,706
Interest and dividends	506,189	5,475,353	1,583,516	4,186,345	841,204	72,494	4,598	0
Unrealized appreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	2,252,005	0	0	0	0
Receivable for open swap contracts (Note 11)	0	0	0	3,473,054	0	0	0	0
Prepaid expenses	1,630	0	4,883	11,637	13,281	0	2,642	897
Total assets	43,370,722	398,717,467	117,955,941	329,125,738	293,043,090	36,384,421	56,538,376	20,775,760
Liabilities:
Payables for:
Securities purchased	0	4,874,509	0	29,519,505	0	0	0	0
Payable upon return of securities loaned	0	0	0	0	0	0	0	0
Fund's shares redeemed	28,581	148,192	10,000	70,864	109,703	500	22,452	19,472
Dividends	25,566	380,256	90,765	1,480,231	158,465	642	1,468	398
Accrued expenses:
Management fees (Note 5)	0	179,792	54,300	175,019	137,987	8,648	2,157	6,465
Distribution fees (Note 5)	8,906	81,724	24,682	60,994	62,721	7,360	11,966	4,330
Other	806	88,132	34,115	105,908	120,812	9,705	20,210	15,064
Swap contracts interest payable (Note 11)	0	0	0	3,395,461	0	0	0	0
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	2,612,377	0	0	0	0
Variation margin on futures contracts	0	0	0	53	0	0	0	0
Options written, at value (premiums received, $41,072) (Note 9)	0	0	0	33,693	0	0	0	0
Cash overdraft	0	0	0	0	0	12,431	0	0
Total liabilities	63,859	5,752,605	213,862	37,454,105	589,688	39,286	58,253	45,729
Net Assets	$43,306,863	$392,964,862	$117,742,079	$291,671,633	$292,453,402	$36,345,135	$56,480,123	$20,730,031
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$(198,258)	$19,176,590	$6,212,756	$14,213,053	$2,614,786	$0	$0	$0
Accumulated net realized gain (loss)	(108,709)	(48,502)	275,876	(4,436,798)	(4,453,676)	(321)	(952)	(19,866)
Undistributed net investment income (loss)	0	202,297	44,424	188,614	0	0	0	0
Paid-in capital	43,613,830	373,634,477	111,209,023	281,706,764	294,292,292	36,345,456	56,481,075	20,749,897
Net Assets	$43,306,863	$392,964,862	$117,742,079	$291,671,633	$292,453,402	$36,345,135	$56,480,123	$20,730,031
Net Asset Value Per Share:
Net assets	$43,306,863	$392,964,862	$117,742,079	$291,671,633	$292,453,402	$36,345,135	$56,480,123	$20,730,031
Shares outstanding	4,339,552	33,784,524	9,934,858	62,231,823	28,837,344	36,345,459	56,481,079	20,749,897
Net asset value per share and maximum offering price	$9.98	$11.63	$11.85	$4.69	$10.14	$1.00	$1.00	$1.00
Capital Shares Authorized	75,000,000	75,000,000	45,000,000	125,000,000	75,000,000	150,000,000	125,000,000	125,000,000

Statements of Operations  For the year ended December 31, 2004

	Stock Funds
	Balanced Fund	Emerging Growth Fund	Fund of Funds	Global Growth Fund	Growth Opportunities Fund	S&P 500 Index Fund	Strategic Growth Fund	Value Fund
Investment Income:
Income:
Interest	$441,204	$26,424	$376	$50,193	$115,224	$46,762	$23,987	$6,373
Dividends	286,934	430,387	637,644	3,041,897	5,174,005	1,997,909	929,263	416,650
Total income	728,138	456,811	638,020	3,092,090	5,289,229	2,044,671	953,250	423,023
Expenses:
Management fees (Note 5)	242,888	342,992	109,712	1,526,585	2,350,283	246,584	543,531	164,025
Distribution fees (Note 5)	86,746	107,185	0	492,195	937,618	246,584	194,118	51,258
Transfer agency fees and expenses	57,602	94,147	44,110	275,525	479,110	181,954	185,289	26,654
Custodian fees and expenses	32,101	71,304	37,710	213,470	240,935	54,547	51,143	31,417
Trustees' fees	2,323	2,809	3,365	12,705	25,077	6,405	5,223	1,760
Registration fees	6,315	8,356	9,312	37,234	70,909	19,361	13,936	4,283
Accounting and legal fees	13,734	14,566	16,258	60,451	99,088	35,089	24,497	9,718
Reports to shareholders	11,872	11,362	6,790	31,640	46,487	23,389	28,078	13,959
Advisory fee to BGFA (Note 5)	0	0	0	0	0	49,397	0	0
Other	1,480	1,837	2,968	10,733	16,032	14,252	3,074	1,407
Total expenses	455,061	654,558	230,225	2,660,538	4,265,539	877,562	1,048,889	304,481
Management fees waived (Note 5)	0	0	0	0	0	(246,584)	0	0
Distribution fees waived (Note 5)	0	0	0	0	0	0	0	(17,437)
Expense reimbursement (Note 5)	0	0	0	0	0	(137,811)	0	0
Net expenses	455,061	654,558	230,225	2,660,538	4,265,539	493,167	1,048,889	287,044
Net investment income (loss)	273,077	(197,747)	407,795	431,552	1,023,690	1,551,504	(95,639)	135,979
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	2,847,546	3,682,443	110,763	7,213,557	26,107,658	4,786,209	7,919,941	632,634
Closing of futures contracts	0	0	0	0	0	23,789	0	0
Closing and expiration of options written	0	0	0	0	0	0	0	0
Closing of swap contracts	0	0	0	0	0	0	0	0
Foreign currency transactions	0	0	0	(226,922)	0	0	0	0
Net realized gain (loss)	2,847,546	3,682,443	110,763	6,986,635	26,107,658	4,809,998	7,919,941	632,634
Net change in unrealized appreciation (depreciation) on:
Investments	30,951	2,632,316	4,385,813	26,083,940	8,434,796	3,762,188	(528,112)	3,804,959
Futures, options written, and foreign currencies	0	0	0	842	0	(18,485)	0	0
Net change in unrealized appreciation (depreciation)	30,951	2,632,316	4,385,813	26,084,782	8,434,796	3,743,703	(528,112)	3,804,959
Net realized and unrealized gain (loss)	2,878,497	6,314,759	4,496,576	33,071,417	34,542,454	8,553,701	7,391,829	4,437,593
Net increase in net assets resulting from operations	$3,151,574	$6,117,012	$4,904,371	$33,502,969	$35,566,144	$10,105,205	$7,296,190	$4,573,572

The accompanying notes are an integral part of these financial statements.

	Bond Funds					Money Funds
	American Enterprise Bond Fund	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund	U.S. Treasury Money Fund
Investment Income:
Income:
Interest	$975,392	$15,698,117	$5,103,346	$15,217,550	$11,758,583	$316,669	$798,101	$287,788
Dividends	0	0	0	29,371	0	0	0	0
Total income	975,392	15,698,117	5,103,346	15,246,921	11,758,583	316,669	798,101	287,788
Expenses:
Management fees (Note 5)	158,479	1,910,798	600,638	1,939,002	1,776,772	130,238	289,696	120,221
Distribution fees (Note 5)	72,036	868,544	273,017	674,644	807,624	65,119	144,848	60,110
Transfer agency fees and expenses	22,902	127,873	53,759	220,288	294,476	13,296	27,616	47,798
Custodian fees and expenses	32,134	213,831	86,427	336,706	299,819	26,629	44,614	15,559
Trustees' fees	1,655	23,731	7,410	18,202	22,582	1,286	3,687	1,684
Registration fees	6,557	6,812	20,393	52,473	61,794	45	10,322	4,648
Accounting and legal fees	11,468	93,624	30,525	73,979	78,263	9,033	17,470	7,856
Reports to shareholders	3,642	12,169	4,743	21,713	19,898	1,193	11,051	5,366
Advisory fee to BGFA (Note 5)	0	0	0	0	0	0	0	0
Other	2,058	15,009	4,366	10,843	12,073	1,070	2,061	686
Total expenses	310,931	3,272,391	1,081,278	3,347,850	3,373,301	247,909	551,365	263,928
Management fees waived (Note 5)	(158,479)	0	0	0	0	(26,505)	(289,696)	(21,084)
Distribution fees waived (Note 5)	(62,229)	0	0	0	0	(65,119)	0	(60,110)
Expense reimbursement (Note 5)	(80,415)	0	0	0	0	0	(76,038)	0
Net expenses	9,808	3,272,391	1,081,278	3,347,850	3,373,301	156,285	185,631	182,734
Net investment income (loss)	965,584	12,425,726	4,022,068	11,899,071	8,385,282	160,384	612,470	105,054
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	(14,272)	681,251	496,534	3,202,988	(926)	0	20	(484)
Closing of futures contracts	0	0	0	(208,210)	0	0	0	0
Closing and expiration of options written	0	0	0	21,672	0	0	0	0
Closing of swap contracts	0	0	0	208,787	0	0	0	0
Foreign currency transactions	0	0	0	497,992	0	0	0	0
Net realized gain (loss)	(14,272)	681,251	496,534	3,723,229	(926)	0	20	(484)
Net change in unrealized appreciation (depreciation) on:
Investments	(127,632)	1,790,811	(105,654)	7,006,766	(2,728,307)	0	0	0
Futures, options written, and foreign currencies	0	0	0	(728,372)	0	0	0	0
Net change in unrealized appreciation (depreciation)	(127,632)	1,790,811	(105,654)	6,278,394	(2,728,307)	0	0	0
Net realized and unrealized gain (loss)	(141,904)	2,472,062	390,880	10,001,623	(2,729,233)	0	20	(484)
Net increase in net assets resulting from operations	$823,680	$14,897,788	$4,412,948	$21,900,694	$5,656,049	$160,384	$612,490	$104,570

Statements of Changes in Net Assets  For the year ended December 31

	Stock Funds
	Balanced Fund		Emerging Growth Fund		Fund of Funds		Global Growth Fund
	2004	2003	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$273,077	$204,094	$(197,747)	$(158,286)	$407,795	$68,419	$431,552	$66,972
Net realized gain (loss) on investments and foreign currency	2,847,546	350,932	3,682,443	2,754,308	110,763	(27,443)	6,986,635	(4,776,166)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	30,951	3,237,820	2,632,316	5,560,544	4,385,813	1,610,368	26,084,782	44,342,183
Net increase in net assets resulting from operations	3,151,574	3,792,846	6,117,012	8,156,566	4,904,371	1,651,344	33,502,969	39,632,989
Distributions to Shareholders:
From net investment income	(272,751)	(198,904)	0	0	(407,820)	(68,390)	(607,069)	0
Total distributions	(272,751)	(198,904)	0	0	(407,820)	(68,390)	(607,069)	0
Capital Share Transactions:
Net proceeds from sales of shares	14,713,712	8,292,679	27,500,965	12,920,620	53,516,865	18,062,987	87,063,880	92,298,116
Reinvestment of distributions	263,792	190,159	0	0	398,561	67,138	598,217	0
Cost of shares redeemed	(6,044,652)	(5,400,031)	(13,718,556)	(3,312,489)	(12,981,929)	(1,793,669)	(37,599,399)	(61,329,421)
Net increase (decrease) in net assets resulting from capital share transactions	8,932,852	3,082,807	13,782,409	9,608,131	40,933,497	16,336,456	50,062,698	30,968,695
Net increase in net assets	11,811,675	6,676,749	19,899,421	17,764,697	45,430,048	17,919,410	82,958,598	70,601,684
Net Assets:
Beginning of year	31,934,291	25,257,542	32,342,588	14,577,891	19,990,078	2,070,668	159,443,467	88,841,783
End of year	$43,745,966	$31,934,291	$52,242,009	$32,342,588	$65,420,126	$19,990,078	$242,402,065	$159,443,467

1  Name changed from Growth and Income Fund on November 12, 2003.

The accompanying notes are an integral part of these financial statements.

	Growth Opportunities Fund[1]		S&P 500 Index Fund		Strategic Growth Fund		Value Fund
	2004	2003	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,023,690	$(325,715)	$1,551,504	$492,908	$(95,639)	$(301,971)	$135,979	$108,789
Net realized gain (loss) on investments and foreign currency	26,107,658	18,772,858	4,809,998	(217,403)	7,919,941	(35,311)	632,634	662,734
Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,434,796	47,797,364	3,743,703	10,011,175	(528,112)	14,190,276	3,804,959	1,018,104
Net increase in net assets resulting from operations	35,566,144	66,244,507	10,105,205	10,286,680	7,296,190	13,852,994	4,573,572	1,789,627
Distributions to Shareholders:
From net investment income	(1,016,760)	(38,790)	(1,543,888)	(491,518)	0	0	(125,191)	(108,789)
Total distributions	(1,016,760)	(38,790)	(1,543,888)	(491,518)	0	0	(125,191)	(108,789)
Capital Share Transactions:
Net proceeds from sales of shares	69,276,212	57,984,939	62,220,558	43,813,424	15,688,432	10,171,598	25,882,410	5,546,202
Reinvestment of distributions	995,406	37,887	1,493,364	474,920	0	0	118,484	96,330
Cost of shares redeemed	(57,960,223)	(33,645,796)	(29,377,250)	(9,651,662)	(15,900,950)	(9,296,670)	(4,349,330)	(2,413,454)
Net increase (decrease) in net assets resulting from capital share transactions	12,311,395	24,377,030	34,336,672	34,636,682	(212,518)	874,928	21,651,564	3,229,078
Net increase in net assets	46,860,779	90,582,747	42,897,989	44,431,844	7,083,672	14,727,922	26,099,945	4,909,916
Net Assets:
Beginning of year	354,257,848	263,675,101	69,928,840	25,496,996	77,235,035	62,507,113	11,798,099	6,888,183
End of year	$401,118,627	$354,257,848	$112,826,829	$69,928,840	$84,318,707	$77,235,035	$37,898,044	$11,798,099

Statements of Changes in Net Assets

	Bond Funds
	American		California Municipal		National Municipal Enterprise		Strategic Income Fund Bond Fund
	2004[1]	2003[2]	2004[1]	2003[1]	2004[1]	2003[1]	2004[1]	2003[1]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$965,584	$321,434	$12,425,726	$11,807,917	$4,022,068	$3,569,238	$11,899,071	$8,822,710
Net realized gain (loss) on investments and foreign currency	(14,272)	(16,495)	681,251	394,643	496,534	260,842	3,723,229	4,566,888
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(127,632)	(70,626)	1,790,811	439,024	(105,654)	795,205	6,278,394	15,183,967
Net increase in net assets resulting from operations	823,680	234,313	14,897,788	12,641,584	4,412,948	4,625,285	21,900,694	28,573,565
Distributions to Shareholders:
From net investment income	(999,568)	(365,392)	(12,375,399)	(11,888,977)	(4,008,560)	(3,555,236)	(14,598,883)	(10,952,702)
From net realized gain	0	0	(718,456)	(55,547)	0	0	0	0
Total distributions	(999,568)	(365,392)	(13,093,855)	(11,944,524)	(4,008,560)	(3,555,236)	(14,598,883)	(10,952,702)
Capital Share Transactions:
Net proceeds from sales of shares	33,395,363	27,523,955	131,572,972	90,356,987	36,604,333	31,608,916	102,341,294	173,303,331
Reinvestment of distributions	778,320	285,299	9,506,471	8,609,779	2,924,477	2,659,239	8,378,689	5,591,798
Cost of shares redeemed	(11,009,267)	(7,359,840)	(83,564,153)	(69,213,502)	(26,305,054)	(22,033,749)	(88,736,195)	(62,552,815)
Net increase (decrease) in net assets resulting from capital share transactions	23,164,416	20,449,414	57,515,290	29,753,264	13,223,756	12,234,406	21,983,788	116,342,314
Net increase (decrease) in net assets	22,988,528	20,318,335	59,319,223	30,450,324	13,628,144	13,304,455	29,285,599	133,963,177
Net Assets:
Beginning of period	20,318,335	0	333,645,639	303,195,315	104,113,935	90,809,480	262,386,034	128,422,857
End of period	$43,306,863	$20,318,335	$392,964,862	$333,645,639	$117,742,079	$104,113,935	$291,671,633	$262,386,034

1  For the year ended December 31.

2  For the period April 1, 2003 (commencement of operations) to December 31, 2003.

The accompanying notes are an integral part of these financial statements.

	Money Funds
	U.S. Government and Mortgage Bond Fund		California Municipal		Money Market Fund Securities Fund		U.S. Treasury Money Fund Money Fund Bond Fund
	2004[1]	2003[1]	2004[1]	2003[1]	2004[1]	2003[1]	2004[1]	2003[1]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$8,385,282	$14,087,099	$160,384	$136,246	$612,470	$358,705	$105,054	$114,934
Net realized gain (loss) on investments and foreign currency	(926)	(12,017)	0	0	20	(711)	(484)	619
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,728,307)	(9,812,884)	0	0	0	0	0	0
Net increase in net assets resulting from operations	5,656,049	4,262,198	160,384	136,246	612,490	357,994	104,570	115,553
Distributions to Shareholders:
From net investment income	(8,673,388)	(14,197,360)	(160,384)	(136,246)	(612,470)	(358,705)	(105,054)	(114,934)
From net realized gain	0	0	0	0	0	0	0	0
Total distributions	(8,673,388)	(14,197,360)	(160,384)	(136,246)	(612,470)	(358,705)	(105,054)	(114,934)
Capital Share Transactions:
Net proceeds from sales of shares	56,609,036	84,802,929	30,645,305	15,837,149	108,622,844	82,057,012	6,849,385	11,794,181
Reinvestment of distributions	6,475,057	10,309,712	154,740	129,725	584,282	330,984	101,779	111,083
Cost of shares redeemed	(129,111,558)	(224,927,345)	(19,855,331)	(26,665,411)	(100,212,919)	(53,277,360)	(16,633,794)	(27,829,332)
Net increase (decrease) in net assets resulting from capital share transactions	(66,027,465)	(129,814,704)	10,944,714	(10,698,537)	8,994,207	29,110,636	(9,682,630)	(15,924,068)
Net increase (decrease) in net assets	(69,044,804)	(139,749,866)	10,944,714	(10,698,537)	8,994,227	29,109,925	(9,683,114)	(15,923,449)
Net Assets:
Beginning of period	361,498,206	501,248,072	25,400,421	36,098,958	47,485,896	18,375,971	30,413,145	46,336,594
End of period	$292,453,402	$361,498,206	$36,345,135	$25,400,421	$56,480,123	$47,485,896	$20,730,031	$30,413,145

Financial Highlights   selected data for a share outstanding throughout each period

	Stock Funds
	Balanced Fund					Emerging Growth Fund
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.17	$8.93	$11.20	$11.58	$12.96	$13.40	$8.94	$14.09	$14.51	$18.79
Income From Investment Operations:[4]
Net investment income (loss)	0.08	0.07	0.14	0.18	0.26	(0.06)	(0.09)	(0.12)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	0.86	1.24	(2.27)	(0.38)	(1.37)	2.13	4.55	(5.03)	(0.24)	(4.16)
Total from investment operations	0.94	1.31	(2.13)	(0.20)	(1.11)	2.07	4.46	(5.15)	(0.42)	(4.28)
Less Distributions:
From net investment income	(0.08)	(0.07)	(0.14)	(0.18)	(0.27)	0.00	0.00	0.00	0.00	0.00
From net capital gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.08)	(0.07)	(0.14)	(0.18)	(0.27)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.03	$10.17	$8.93	$11.20	$11.58	$15.47	$13.40	$8.94	$14.09	$14.51
Total return[2]	9.24%	14.71%	-19.07%	-1.70%	-8.71%	15.45%	49.89%	-36.55%	-2.89%	-22.78%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$43,746	$31,934	$25,258	$42,159	$45,966	$52,242	$32,343	$14,578	$23,574	$25,939
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.31%	1.33%	1.35%	1.22%	1.22%	1.53%	1.89%	1.99%	1.67%	1.64%
After expense waivers and reimbursement	1.31%	1.28%	1.31%	1.22%	1.22%	1.53%	1.71%	1.60%	1.66%	1.55%
Ratio of net investment income to average net assets[3]	0.79%	0.74%	1.45%	1.55%	2.07%	-0.46%	-0.84%	-1.20%	-1.40%	-0.72%
Portfolio turnover rate	95.61%	27.91%	158.81%[5]	93.38%[5]	142.04%[5]	197.56%	309.22%	248.05%	271.11%	173.69%

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate
(non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

5  Excludes the effect of short-term "to be announced" security transactions.

6  For the Atlas Fund of Funds, does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

	Fund of Funds			Global Growth Fund
	2004	2003	May 1, 2002[1] through Dec. 31, 2002	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.50	$8.71	$10.00	$17.89	$12.75	$16.52	$18.69	$19.28
Income From Investment Operations:[4]
Net investment income (loss)	0.10	0.10	0.10	0.04	0.01	0.00	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.94	1.73	(1.33)	3.14	5.13	(3.77)	(2.16)	0.59
Total from investment operations	1.04	1.83	(1.23)	3.18	5.14	(3.77)	(2.17)	0.62
Less Distributions:
From net investment income	(0.07)	(0.04)	(0.06)	(0.05)	0.00	0.00	0.00	0.00
From net capital gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.92)
In excess of realized gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.29)
Total distributions	(0.07)	(0.04)	(0.06)	(0.05)	0.00	0.00	0.00	(1.21)
Net asset value, end of period	$11.47	$10.50	$8.71	$21.02	$17.89	$12.75	$16.52	$18.69
Total return[2]	9.92%	20.97%	-12.27%	17.79%	40.31%	-22.82%	-11.61%	3.24%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$65,420	$19,990	$2,071	$242,402	$159,443	$88,842	$115,042	$134,929
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.52%[6]	0.84%[6]	2.12%[6]	1.35%	1.54%	1.48%	1.40%	1.34%
After expense waivers and reimbursement	0.52%[6]	0.73%[6]	0.85%[6]	1.35%	1.54%	1.48%	1.40%	1.34%
Ratio of net investment income to average net assets[3]	0.93%	1.04%	1.62%	0.22%	0.06%	-0.03%	-0.08%	0.15%
Portfolio turnover rate	37.44%	20.58%	27.55%	19.96%	37.67%	39.23%	43.59%	53.89%

Financial Highlights  selected data for a share outstanding throughout each period

	Stock Funds
	Growth Opportunities Fund[6]					S&P 500 Index Fund
	2004	2003	2002	2001	2000	2004	2003	2002	2001	Aug. 16, 2000[1] through Dec. 31, 2000
Net asset value, beginning of period	$20.60	$16.50	$20.17	$23.43	$26.61	$7.56	$5.96	$7.77	$8.92	$10.00
Income From Investment Operations:[4]
Net investment income (loss)	0.06	(0.02)	0.01	0.03	0.24	0.12	0.09	0.08	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.98	4.12	(3.67)	(3.26)	(1.52)	0.66	1.56	(1.82)	(1.15)	(1.10)
Total from investment operations	2.04	4.10	(3.66)	(3.23)	(1.28)	0.78	1.65	(1.74)	(1.10)	(1.07)
Less Distributions:
From net investment income	(0.06)	0.00[5]	(0.01)	(0.03)	(0.24)	(0.11)	(0.05)	(0.07)	(0.05)	(0.01)
From net capital gains	0.00	0.00	0.00	0.00	(1.64)	0.00	0.00	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	(0.02)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.06)	0.00	(0.01)	(0.03)	(1.90)	(0.11)	(0.05)	(0.07)	(0.05)	(0.01)
Net asset value, end of period	$22.58	$20.60	$16.50	$20.17	$23.43	$8.23	$7.56	$5.96	$7.77	$8.92
Total return[2]	9.89%	24.87%	-18.14%	-13.79%	-4.90%	10.37%	27.74%	-22.37%	-12.36%	-10.66%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$401,119	$354,258	$263,675	$365,552	$454,546	$112,827	$69,929	$25,497	$22,007	$9,516
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.14%	1.16%	1.12%	1.09%	1.02%	0.89%	1.09%	1.06%	1.07%	2.66%
After expense waivers and reimbursement	1.14%	1.16%	1.12%	1.09%	1.02%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[3]	0.27%	-0.11%	0.06%	0.15%	0.88%	1.57%	1.29%	1.14%	0.88%	0.78%
Portfolio turnover rate	101.63%	113.63%	110.13%	136.06%	66.14%	N/A	N/A	N/A	N/A	N/A

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate
(non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

5  Dividends from net investment income are less than $0.005.

6  Name changed from Growth and Income Fund on November 12, 2003.

The accompanying notes are an integral part of these financial statements.

	Strategic Growth Fund					Value Fund
	2004	2003	2002	2001	2000	2004	2003	May 1, 2002[1] through Dec. 31, 2002
Net asset value, beginning of period	$11.67	$9.53	$13.09	$18.33	$20.53	$9.70	$8.07	$10.00
Income From Investment Operations:[4]
Net investment income (loss)	(0.01)	(0.05)	(0.05)	(0.02)	0.03	0.07	0.11	0.07
Net realized and unrealized gain (loss) on investments	1.16	2.19	(3.51)	(5.22)	(2.01)	1.53	1.61	(1.93)
Total from investment operations	1.15	2.14	(3.56)	(5.24)	(1.98)	1.60	1.72	(1.86)
Less Distributions:
From net investment income	0.00	0.00	0.00	0.00	(0.02)	(0.04)	(0.09)	(0.07)
From net capital gains	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	(0.17)	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	(0.22)	(0.04)	(0.09)	(0.07)
Net asset value, end of period	$12.82	$11.67	$9.53	$13.09	$18.33	$11.26	$9.70	$8.07
Total return[2]	9.86%	22.46%	-27.20%	-28.59%	-9.65%	16.47%	21.32%	-18.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$84,319	$77,235	$62,507	$97,976	$155,895	$37,898	$11,798	$6,888
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.35%	1.40%	1.40%	1.26%	1.12%	1.49%	1.84%	2.13%
After expense waivers and reimbursement	1.35%	1.40%	1.40%	1.26%	1.12%	1.40%	1.39%	1.32%
Ratio of net investment income to average net assets[3]	-0.12%	-0.45%	-0.48%	-0.15%	0.13%	0.66%	1.29%	1.35%
Portfolio turnover rate	115.49%	33.03%	101.71%	175.07%	53.78%	85.38%	280.69%	247.30%

Financial Highlights  selected data for a share outstanding throughout each period

	Bond Funds
	American Enterprise		California Municipal Bond Fund
	2004	May 1, 2003[1] through Dec. 31, 2003	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.01	$10.05	$11.56	$11.52	$11.16	$11.27	$10.48
Income From Investment Operations:[4]
Net investment income	0.33	0.20	0.41	0.42	0.47	0.50	0.51
Net realized and unrealized gain (loss) on investments	(0.01)	(0.01)	0.09	0.05	0.36	(0.11)	0.79
Total from investment operations	0.32	0.19	0.50	0.47	0.83	0.39	1.30
Less Distributions:
From net investment income	(0.35)	(0.23)	(0.41)	(0.43)	(0.47)	(0.50)	(0.51)
From net capital gains	0.00	0.00	(0.02)	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.35)	(0.23)	(0.43)	(0.43)	(0.47)	(0.50)	(0.51)
Net asset value, end of period	$9.98	$10.01	$11.63	$11.56	$11.52	$11.16	$11.27
Total return[2]	3.21%	1.87%	4.45%	4.16%	7.57%	3.51%	12.75%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$43,307	$20,318	$392,965	$333,646	$303,195	$246,188	$213,320
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.08%	1.63%	0.94%	0.93%	0.92%	0.92%	0.93%
After expense waivers and reimbursement	0.03%	0.00%	0.94%	0.93%	0.92%	0.92%	0.93%
Ratio of net investment income to average net assets[3]	3.35%	2.96%	3.58%	3.69%	4.15%	4.40%	4.74%
Portfolio turnover rate	23.34%	28.03%	10.25%	7.56%	19.79%	12.60%	12.25%

1  Effective date of registation.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate
(non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

5  Excludes the effect of short-term "to be announced" security transactions.

The accompanying notes are an integral part of these financial statements.

	National Municipal Bond Fund					Strategic Income Fund Bond Fund
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.78	$11.66	$11.16	$11.13	$10.50	$4.55	$4.14	$4.20	$4.37	$4.67
Income From Investment Operations:[4]
Net investment income	0.43	0.42	0.47	0.50	0.52	0.20	0.20	0.29	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.07	0.12	0.49	0.03	0.63	0.18	0.45	(0.04)	(0.17)	(0.30)
Total from investment operations	0.50	0.54	0.96	0.53	1.15	0.38	0.65	0.25	0.19	0.09
Less Distributions:
From net investment income	(0.43)	(0.42)	(0.46)	(0.50)	(0.52)	(0.24)	(0.24)	(0.31)	(0.35)	(0.27)
From net capital gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)	(0.12)
Total distributions	(0.43)	(0.42)	(0.46)	(0.50)	(0.52)	(0.24)	(0.24)	(0.31)	(0.36)	(0.39)
Net asset value, end of period	$11.85	$11.78	$11.66	$11.16	$11.13	$4.69	$4.55	$4.14	$4.20	$4.37
Total return[2]	4.36%	4.73%	8.81%	4.79%	11.24%	8.73%	16.10%	6.31%	4.45%	2.05%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$117,742	$104,114	$90,809	$67,991	$53,901	$291,672	$262,386	$128,423	$102,923	$77,568
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.99%	0.98%	0.97%	0.97%	1.01%	1.24%	1.30%	1.30%	1.31%	1.36%
After expense waivers and reimbursement	0.99%	0.98%	0.97%	0.97%	1.01%	1.24%	1.30%	1.30%	1.31%	1.36%
Ratio of net investment income to average net assets[3]	3.68%	3.62%	4.08%	4.44%	4.83%	4.41%	4.53%	6.90%	8.31%	8.65%
Portfolio turnover rate	15.26%	18.88%	22.27%	32.81%	20.12%	97.55%[5]	140.55%[5]	85.26%[5]	114.66%[5]	146.55%

Financial Highlights  selected data for a share outstanding throughout each period

	Bond Funds					Money Funds
	U.S. Government and Mortgage Securities Fund					California Municipal Money Fund
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.24	$10.45	$10.10	$9.95	$9.61	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:[4]
Net investment income	0.26	0.32	0.50	0.56	0.60	0.006	0.004	0.009	0.019	0.030
Net realized and unrealized gain (loss) on investments	(0.09)	(0.21)	0.36	0.16	0.34	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.17	0.11	0.86	0.72	0.94	0.006	0.004	0.009	0.019	0.030
Less Distributions:
From net investment income	(0.27)	(0.32)	(0.51)	(0.57)	(0.60)	(0.006)	(0.004)	(0.009)	(0.019)	(0.030)
Total distributions	(0.27)	(0.32)	(0.51)	(0.57)	(0.60)	(0.006)	(0.004)	(0.009)	(0.019)	(0.030)
Net asset value, end of period	$10.14	$10.24	$10.45	$10.10	$9.95	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	1.72%	1.07%	8.69%	7.39%	10.21%	0.59%	0.45%	0.86%	1.93%	3.03%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$292,453	$361,498	$501,248	$317,583	$179,462	$36,345	$25,400	$36,099	$39,266	$37,924
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.04%	1.02%	1.00%	1.03%	1.03%	0.95%	0.97%	0.91%	0.90%	0.94%
After expense waivers and reimbursement	1.04%	1.02%	1.00%	1.03%	1.03%	0.60%	0.60%	0.59%	0.61%	0.63%
Ratio of net investment income to average net assets[3]	2.60%	3.11%	4.85%	5.53%	6.27%	0.62%	0.46%	0.85%	1.92%	2.98%
Portfolio turnover rate	15.11%	43.71%	30.49%	19.75%	1.66%	-	-	-	-	-

1  Commencement of operations.
2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
3  Annualized when the period presented is less than one year.
4  Per share information was calculated based on average shares.

The accompanying notes are an integral part of these financial statements.

	Money Market Fund			U.S. Treasury Money Fund
	2004	2003	March 4, 2002[1] through Dec. 31, 2002	2004	2003	2002	2001	2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:[4]
Net investment income	0.011	0.012	0.014	0.005	0.003	0.009	0.033	0.052
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.011	0.012	0.014	0.005	0.003	0.009	0.033	0.052
Less Distributions:
From net investment income	(0.011)	(0.012)	(0.014)	(0.005)	(0.003)	(0.009)	(0.033)	(0.052)
Total distributions	(0.011)	(0.012)	(0.014)	(0.005)	(0.003)	(0.009)	(0.033)	(0.052)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	1.06%	1.21%	1.45%	0.48%	0.29%	0.93%	3.32%	5.35%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$56,480	$47,486	$18,376	$20,730	$30,413	$46,337	$75,962	$81,925
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.95%	1.04%	1.27%	1.10%	1.11%	1.02%	0.99%	1.02%
After expense waivers and reimbursement	0.32%	0.00%	0.00%	0.76%	0.78%	0.74%	0.73%	0.68%
Ratio of net investment income to average net assets[3]	1.06%	1.17%	1.71%	0.44%	0.30%	0.94%	3.31%	5.24%
Portfolio turnover rate	-	-	-	-	-	-	-	-

Notes to Financial Statements   December 31, 2004

1. Significant Accounting Policies

Atlas Funds (formerly known as Atlas Assets, Inc.), a Delaware business trust (the "Trust"), is an open-end investment management company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, offering sixteen portfolios. The Trust currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Fund of Funds, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas Value Fund, the Atlas American Enterprise Bond Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, the Atlas Money Market Fund, and the Atlas U.S. Treasury Money Fund (individually, a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas Fund of Funds, the Atlas California Municipal Bond Fund and the Atlas California Municipal Money Fund which are non-diversified.

The Atlas S&P 500 Index Fund is a "feeder" fund in a "master-feeder" structure. As such, the Fund invests all of its assets in a separate mutual fund known as the "Master Portfolio". The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund's investment value in the Master Portfolio, which reflects the Fund's ownership in the net assets of the Master Portfolio, is 4.68% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.  Investment Valuation: Fixed-income securities are valued by pricing services approved by the Trustees. Fixed-income securities with an active market are valued at the "bid" price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. For the securities for which market quotations are not readily available, approved pricing services provide values based on a computerized matrix system or appraisal, in each case based on the information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing services are reviewed by the Trust officers under the general supervision of the Trustees.

Short-term securities have a remaining maturity of 13 months or less. Securities of Money Fund portfolios, which consist of short-term securities, have a weighted average maturity of 90 days or less. All of the short-term securities are valued at amortized cost, which approximates market value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the closing bid price.

Equity securities listed or traded on an exchange are stated at the recorded closing sales price on the exchange, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ Automated Quotation System) is valued at the bid price from a pricing service or broker. Each security reported on the NASDAQ Automated Quotation System is valued at the NASDAQ official closing price on the valuation date.

Investment securities (including restricted securities) for which market quotations are not readily available are priced at their fair value by Atlas Advisers, Inc., the investment adviser (the "Adviser") to the Funds. Foreign securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined by the Adviser in good faith using consistently applied procedures under the supervision of the Board of Trustees.

Atlas Fund of Funds' investments are valued at the net asset value of each underlying Atlas fund determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open.

b.  Redemption Fee: A redemption fee of 2% is applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. Redemption fees are recorded by the Fund as paid-in-capital. In 2004 the Fund received $27,314 in redemption fees. Such fees amount to less than $0.01 per share.

c.  Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 2004, the Atlas Strategic Income Fund held securities in default with an aggregate market value of $781,817, representing 0.27% of the Fund's net assets.

d.  Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes with put options will be deemed to mature on the last day on which the put may be exercisable.

e.  Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. For purposes of calculating the portfolio's weighted average maturity, the notes are generally assumed to mature on the interest reset date.

f.  Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax has been recorded.

g.  Security Transactions: Security transactions are recorded on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

h.  Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. All other expenses are charged to each Fund as incurred on a specific identification basis.

i.  Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made at coupon payment date. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds and the Bond Funds declare dividends daily. Dividends are reinvested

Notes to Financial Statements (continued)  December 31, 2004 and paid monthly. The Stock Funds, with the exception of the Atlas Balanced Fund, which is on a quarterly schedule, declare, pay and reinvest dividends annually. For the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund and the Atlas Strategic Growth Fund income has been recorded net of foreign withholding taxes of $1,596, $2,915, $249,673, $41,379 and $13,721, respectively, in the accompanying Statements of Operations. Distributions of capital gains, if any, are generally declared and paid once a year.

j.  To-Be-Announced Securities: The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase. TBA's are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, a Fund will set aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 2004 amounted to $20,822,692 for the Atlas Strategic Income Fund.

k.  Options: Premiums received from written call or put options, including swaptions, are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly.

l.  Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

The valuation of forward contracts is based on the daily prices of the forward currency contract rates in the foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Credit and market risks are associated with forward contracts and represent the potential default of the counterparty to the contract as well as unanticipated movements in the value of a foreign currency relative to the U.S. dollar, respectively.

m.  Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

n.  Structured Notes: The Strategic Income Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 5.89% of the Fund's net assets. The Fund also hedges a portion of the foreign currency exposure generated by these securities (See Note 7).

o.  Dollar Roll Transactions: The Atlas Balanced Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the Funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

p.  Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: market value of investment, other assets and liabilities – at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates such transactions are recorded.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

q.  Securities Lending: The Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Strategic Growth Fund and the Atlas Value Fund may lend their securities to approved borrowers to earn additional income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Income from securities lending, net of any fees paid to the approved borrowers or to the Fund's custodian bank which serves as the lending agent, is included in interest income on the Statement of Operations. Income from securities lending of $2,167, $14,962, $13,200, $17,143 and $5,727 was earned by Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund, respectively. As of December 31, 2004, the Balanced Fund, the Global Growth Fund and the Emerging Growth Fund had securities on loan with aggregate market values of $2,732,278, $5,231,351 and $2,994,364, respectively. Although the risks associated with securities lending are mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

r.  Classification of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may vary from the characterization for Federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

Notes to Financial Statements (continued)  December 31, 2004

The tax character of distributions paid during the periods ended December 31, 2004 and December 31, 2003 were as follows:

	Ordinary Income		Long Term Capital Gain		Distribution In Excess		Tax Exempt Income
	2004	2003	2004	2003	2004	2003	2004	2003
Balanced Fund	$270,772	$198,904	$-	$-	$1,979	$-	$-	$-
Fund of Funds	407,820	68,390	-	-	-	-	-	-
Global Growth Fund	607,069	-	-	-	-	-	-	-
Growth Opportunities Fund	1,016,760	38,790	-	-	-	-	-	-
S&P 500 Index Fund	1,543,888	491,518	-	-	-	-	-	-
Value Fund	125,191	108,789	-	-	-	-	-	-
American Enterprise Bond Fund	999,568	365,392	-	-	-	-	-	-
California Municipal Bond Fund	1,268	95,750	718,454	55,547	12	-	12,374,131	11,793,227
National Municipal Bond Fund	-	-	-	-	-	-	4,008,560	3,555,236
Strategic Income Fund	14,598,883	10,952,702	-	-	-	-	-	-
U.S. Government and Mortgage Securities Fund	8,673,388	14,197,359	-	-	-	-	-	-
California Municipal Money Fund	-	-	-	-	-	-	160,384	136,246
Money Market Fund	612,470	358,705	-	-	-	-	-	-
U.S. Treasury Money Market Fund	105,054	115,062	-	-	-	-	-	-

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Long Term Capital Gain (Capital Loss Carryover)	Unrealized Appreciation (Depreciation) *
Balanced Fund	$-	$(10,337,745)	$2,395,154
Emerging Growth Fund	-	(4,155,967)	7,547,486
Fund of Funds	281,986	36,090	5,611,776
Global Growth Fund	142,830	(15,288,586)	59,636,099
Growth Opportunities Fund	-	(19,100,880)	61,568,115
S&P 500 Index Fund	-	(2,149,564)	5,150,109
Strategic Growth Fund	-	(56,271,546)	8,790,945
Value Fund	-	(38,005)	4,824,561
American Enterprise Bond Fund	-	(108,709)	(198,258)
California Municipal Bond Fund	-	-	19,330,385
National Municipal Bond Fund	-	255,561	6,277,495
Strategic Income Fund	258,275	(4,172,972)	13,879,566
U.S. Government and Mortgage Securities Fund	-	(4,453,676)	2,614,786
California Municipal Money Fund	-	(321)	-
Money Market Fund	-	(952)	-
U.S. Treasury Money Market Fund	-	(19,866)	-

*  Includes unrealized appreciation (depreciation) on investments, derivatives, and foreign currency denominated assets and liabilities, if any.

Permanent differences incurred during the year ended December 31, 2004, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Gain (Loss)	Paid in Capital
Balanced Fund	$298	$1,374	$(1,672)
Emerging Growth Fund	200,093	4,528	(204,621)
Global Growth Fund	(242,616)	286,592	(43,976)
Growth Opportunities Fund	(6,930)	6,930	-
S&P 500 Index Fund	(4,076)	(5,004,475)	5,008,551
Strategic Growth Fund	95,639	-	(95,639)
Value Fund	(10,788)	10,788	-
American Enterprise Bond Fund	33,984	(33,984)	-
California Municipal Bond Fund	(50,327)	50,339	(12)
National Municipal Bond Fund	(13,508)	13,508	-
Strategic Income Fund	3,205,490	(3,210,441)	4,951
U.S. Government and Mortgage Securities Fund	200,627	7,306,581	(7,507,208)
Money Market Fund	-	4	(4)

s.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unrealized Appreciation/Depreciation-Tax Basis

As of December 31, 2004, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

	Balanced Fund	Emerging Growth Fund	Fund of Funds	Global Growth Fund	Growth Opportunities Fund	Strategic Growth Fund	Value Fund
Unrealized appreciation	$2,760	$7,711	$5,626	$62,428	$65,393	$9,796	$5,087
Unrealized depreciation	$(365)	$(164)	$(14)	$(2,792)	$(3,825)	$(1,005)	$(262)
Net unrealized appreciation (depreciation)	$2,395	$7,547	$5,612	$59,636	$61,568	$8,791	$4,825
Cost of securities for federal income tax purposes	$43,862	$48,100	$59,489	$187,732	$342,686	$75,564	$32,783

	American Enterprise Bond Fund	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund	U.S. Treasury Money Fund
Unrealized appreciation	$113	$19,464	$6,314	$18,064	$4,199	$-	$-	$-
Unrealized depreciation	$(311)	$(134)	$(37)	$(4,241)	$(1,584)	$-	$-	$-
Net unrealized appreciation (depreciation)	$(198)	$19,330	$6,277	$13,823	$2,615	$-	$-	$-
Cost of securities for federal income tax purposes	$42,145	$372,494	$108,625	$298,560	$289,382	$36,167	$55,706	$20,750

Post October Losses

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended December 31, 2004, the Funds elected to defer capital and currency losses occuring between November 1, 2004 and December 31, 2004 as follows (in 000's):

	Capital Losses	Currency Losses
Global Growth Fund	$-	$11
S&P 500 Index Fund	75	-
Value Fund	1	-
American Enterprise Bond Fund	2	-
U.S. Government and Mortgage Securities Fund	45	-

Notes to Financial Statements (continued)  December 31, 2004

At December 31, 2004 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

	Expiring December 31,
	2005	2006	2007	2008	2009	2010	2011	2012
Balanced Fund	$-	$-	$-	$-	$-	$10,338	$-	$-
Emerging Growth Fund	$-	$-	$-	$120	$-	$4,036	$-	$-
Global Growth Fund	$-	$-	$-	$-	$-	$9,313	$5,964	$-
Growth Opportunities Fund	$-	$-	$-	$-	$-	$19,101	$-	$-
S&P 500 Index Fund	$-	$-	$-	$3	$286	$1,411	$313	$62
Strategic Growth Fund	$-	$-	$-	$-	$29,818	$26,198	$256	$-
Value Fund	$-	$-	$-	$-	$-	$-	$37	$-
American Enterprise Bond Fund	$-	$-	$-	$-	$-	$-	$54	$52
Strategic Income Fund	$-	$-	$-	$293	$927	$2,953	$-	$-
U.S. Government and Mortgage Securities Fund	$316	$52	$420	$1,546	$146	$184	$101	$187
Money Market Fund	$-	$-	$-	$-	$-	$-	$1	$-
U.S. Treasury Money Fund	$-	$5	$7	$2	$4	$1	$-	$-

Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

3. Fund Share Transactions

The following is a summary of Fund share transactions for the periods ended December 31, 2004 and December 31, 2003 (in 000's):

	Balanced Fund		Emerging Growth Fund		Fund of Funds		Global Growth Fund
	2004	2003	2004	2003	2004	2003	2004	2003
Sold	1,383	868	1,956	1,094	4,979	1,843	4,642	6,484
Issued as reinvestment of dividends	25	20	0	0	35	6	28	0
Redeemed	(582)	(576)	(992)	(312)	(1,212)	(184)	(2,048)	(4,544)
Net increase	826	312	964	782	3,802	1,665	2,622	1,940
	Growth Opportunities Fund[2]		S&P 500 Index Fund		Strategic Growth Fund		Value Fund
	2004	2003	2004	2003	2004	2003	2004	2003
Sold	3,295	3,125	8,044	6,382	1,300	972	2,577	636
Issued as reinvestment of dividends	44	2	182	63	0	0	11	10
Redeemed	(2,775)	(1,911)	(3,764)	(1,479)	(1,339)	(912)	(439)	(284)
Net increase (decrease)	564	1,216	4,462	4,966	(39)	60	2,149	362
	American Enterprise Bond Fund		California Municipal Bond Fund		National Municipal Bond Fund		Strategic Income Fund
	2004	2003[1]	2004	2003	2004	2003	2004	2003
Sold	3,336	2,738	11,385	7,854	3,106	2,712	22,447	39,735
Issued as reinvestment of dividends	78	29	826	749	249	228	1,835	1,269
Redeemed	(1,103)	(738)	(7,294)	(6,053)	(2,255)	(1,894)	(19,718)	(14,370)
Net increase	2,311	2,029	4,917	2,550	1,100	1,046	4,564	26,634
	U.S. Government and Mortgage Securities Fund		California Municipal Money Fund		Money Market Fund		U.S. Treasury Money Fund
	2004	2003	2004	2003	2004	2003	2004	2003
Sold	5,554	8,178	30,645	15,837	108,623	82,057	6,849	11,794
Issued as reinvestment of dividends	635	997	155	130	584	331	102	111
Redeemed	(12,660)	(21,812)	(19,855)	(26,666)	(100,213)	(53,277)	(16,634)	(27,829)
Net increase (decrease)	(6,471)	(12,637)	10,945	(10,699)	8,994	29,111	(9,683)	(15,924)

1  For the period April 1, 2003 (commencement of operations) to December 31, 2003.

2  Name changed from Growth and Income Fund on November 12, 2003.

4. Purchases and Sales of Securities

Aggregate purchase and sales of securities (excluding short-term securities) for the year ended December 31, 2004 were as follows (in 000's):

	Balanced Fund	Emerging Growth Fund	Fund of Funds	Global Growth Fund	Growth Opportunities Fund	Strategic Growth Fund	Value Fund
Purchases	$42,458	$94,277	$56,883	$78,409	$400,631	$87,812	$38,244
Sales	$31,300	$80,263	$16,227	$37,201	$373,337	$86,623	$17,134

	American Enterprise Bond Fund	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund	U.S. Treasury Money Fund
Purchases	$29,639	$95,351	$28,448	$288,109	$44,505	$0	$0	$0
Sales	$6,471	$35,519	$16,544	$267,933	$120,957	$0	$0	$0

5. Transactions With Affiliates and Related Parties

Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Atlas Fund of Funds and the Atlas U.S. Government and Mortgage Securities Fund, and supervises the provision of similar services to the Atlas Municipal Funds, and as of December 1, 2004 to the Atlas Money Market Fund and the Atlas U.S. Treasury Money Fund, by Boston Safe Advisers, Inc. who succeeded the Adviser; to the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, and the Atlas Strategic Income Fund by OppenheimerFunds, Inc.; to the Atlas American Enterprise Bond Fund by Madison Investment Advisors, Inc. ("Madison"); to the Atlas Balanced Fund as of October 19, 2004 by New York Life Investment Management LLC who succeeded Madison; to the Atlas Strategic Growth Fund as of October 20, 2004 by Renaissance Investment Management who succeeded Madison; to the Atlas Emerging Growth Fund by Turner Investment Partners; to the Atlas Value Fund as of May 17, 2004 by Hotchkis and Wiley Capital Management LLC who succeeded Pilgrim, Baxter & Associates, Ltd. (together, the "Subadvisers"); and to the Master Portfolio, in which the Atlas S&P 500 Index Fund invests, by Barclays Global Fund Advisors ("BGFA"). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, the Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of .05% of its daily assets invested in the Master Portfolio. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of net assets up to $500 million and .475% of net assets over $500 million for the Money Funds; .55% of net assets up to $500 million and .50% of net assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of net assets up to $100 million, .60% of net assets of the next $400 million and .50% of net assets over $500 million for the Stock Funds other than Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas S&P 500 Index Fund and Atlas Value Fund; .75% of net assets up to $100 million, .70% of net assets of the next $400 million and .65% of net assets over $500 million for the Atlas Strategic Income Fund; .80% of net assets up to $100 million, .75% of net assets of the next $400 million and .70% of net assets over $500 million for the Atlas Emerging Growth Fund, the Atlas Global Growth Fund and Atlas Value Fund; and .25% of net assets up to $500 million and .23% of net assets over $500 million for the Atlas S&P 500 Index Fund and the Atlas Fund of Funds. At December 31, 2004, the following amounts were payable by the respective Funds to Atlas Advisers, Inc. for management services rendered: Balanced Fund, $23,745; Emerging Growth Fund, $34,562; Fund of Funds, $13,417; Global Growth Fund, $153,440; Growth Opportunities Fund, $209,382; Strategic Growth Fund, $48,569; Value Fund, $17,228; California Municipal Bond Fund, $179,792; National Municipal Bond Fund, $54,300; Strategic Income Fund, $175,019; U.S. Government and Mortgage Securities Fund, $137,987; California Municipal Money Fund, $8,648; Money Market Fund, $2,157 and U.S. Treasury Money Fund, $6,465.

Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for shares of each Fund pursuant to a Principal Underwriting Agreement. The Distributor receives payments under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Trust may reimburse the Distributor up to a maximum of .25% per

Notes to Financial Statements (continued)  December 31, 2004 year of average daily net assets in each fund, payable on a monthly basis. At December 31, 2004, the following amounts were payable by the respective Funds to Atlas Securities, Inc. for Plan services rendered: Balanced Fund, $8,480; Emerging Growth Fund, $10,801; Global Growth Fund, $49,735; Growth Opportunities Fund $83,713; S&P 500 Index Fund, $23,959; Strategic Growth Fund, $17,346; Value Fund, $7,595; American Enterprise Bond Fund, $8,906; California Municipal Bond Fund, $81,724; National Municipal Bond Fund, $24,682; Strategic Income Fund, $60,994; U.S. Government and Mortgage Securities Fund, $62,721; California Municipal Money Fund, $7,360; Money Market Fund, $11,966 and U.S. Treasury Money Fund, $4,330.

The Atlas Fund of Funds invests in specific no load Atlas Funds that have varied expense and fee levels. Due to the varying proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Fund of Funds will vary.

Due to voluntary expense waivers in effect during the year ended December 31, 2004, 12b-1 fees were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. 12b-1 fees due the Distributor were reduced in the aggregate amount of $214,702. Management fees due the Adviser were reduced in the aggregate by $742,348. The Adviser also absorbed $284,457 in the aggregate of other Fund expenses during the period.

The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and the Distributor.

At December 31, 2004, Golden West Financial Corporation, together with the Adviser and Distributor, owned 115,723 shares in the Atlas Emerging Growth Fund; 12,544 shares in the Atlas Fund of Funds; 1,000 shares in the Atlas S&P 500 Index Fund; 401,385 shares in the Atlas Value Fund; 77,448 shares in the Atlas American Enterprise Bond Fund; and 14,278,813 shares in the Atlas Money Market Fund.

6. Concentrations of Credit Risk

There are certain concentrations of credit risk, which may subject the Funds to the effect of economic changes occurring in certain industries or sectors as follows:

The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

The U.S. Government and Mortgage Securities Fund has a concentration in Fannie Mae and Freddie Mac securities.

The Money Market Fund has a concentration in Fannie Mae and Freddie Mac securities.

The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 2004 are as follows:

The Global Growth Fund has 13.59% in telecommunications.

The Growth Opportunities Fund has 10.13% in diversified financial services.

The Strategic Growth Fund has 11.71% in retail.

The Value Fund has 16.10% in insurance.

The American Enterprise Bond Fund has 13.91% in diversified financial services, 19.21% in Freddie Mac bonds and 11.62% in Fannie Mae bonds.

The California Municipal Bond Fund has 29.27% in general obligation bonds and 10.61% in transportation.

The National Municipal Bond Fund has 16.37% in health care, 14.44% in education, 14.31% in general obligation bonds, and 10.25% in utilities.

The California Municipal Money Fund has 15.61% in housing, 13.76% in lease revenue, 12.66% in water and sewer, 10.27% in transportation, and 10.20% in government obligation bonds.

7. Forward Contracts

Open forward contracts in the Strategic Income Fund to purchase and sell foreign currencies as of December 31, 2004 were as follows:

	Settlement Date	Contract Amount (000's)		Market Value as of 12/31/04	Unrealized Gain (Loss)
Atlas Strategic Income-Currency:
Contracts to Purchase:
Argentinian Peso	02/02/05	1,360	ARS	$458,176	$14,399
Australian Dollar	03/02/05	620	AUD	481,938	10,174
Brazilian Real	01/04/05-01/05/10	25,856	BRL	9,125,568	951,541
British Pound Sterling	05/09/05	240	GBP	456,637	(1,854)
Chilean Peso	01/21/05	185,344	CLP	333,503	13,503
Colombian Peso	01/07/05-01/24/05	1,403,374	COP	596,539	10,914
Czech Republic Koruna	04/22/05	10,523	CZK	469,003	49,082
Euro Dollar	02/17/05-04/01/05	6,545	EUR	8,869,621	116,140
Indian Rupee	11/09/05-12/20/05	14,660	INR	333,213	7,772
Japanese Yen	03/15/05-04/01/05	2,828,240	JPY	27,718,389	913,279
Mexican Peso	01/06/05	3,580	MXN	320,990	288
Republic of Korea Won	02/23/05	173,430	KRW	165,689	2,691
Russian Ruble	10/27/05	9,415	RUB	334,387	11,845
Slovakia Koruny	02/18/05-03/21/05	19,430	SKK	677,847	28,354
Swedish Krona	02/16/05	8,760	SEK	1,317,766	54,732
Turkish Lira	01/27/05-12/18/07	1,320,884,060	TRL	801,430	69,145
				$52,460,696	2,252,005
Contracts to Sell:
Australian Dollar	03/02/05	4,090	AUD	$3,179,236	(26,651)
Brazilian Real	01/04/05-01/31/05	9,928	BRL	3,710,160	(597,542)
British Pound Sterling	05/09/05	1,890	GBP	3,596,014	(163,207)
Canadian Dollar	02/24/05	85	CAD	70,671	(5,573)
Colombian Peso	01/18/05	424,620	COP	180,496	(1,709)
Euro Dollar	02/17/05-04/22/05	16,475	EUR	22,323,080	(978,949)
Japanese Yen	03/22/05-04/22/05	1,632,000	JPY	15,999,311	(749,661)
Norwegian Krone	02/16/05	7,940	NOK	1,307,746	(45,345)
Swiss Franc	04/01/05	1,700	CHF	1,497,302	(639)
Turkish Lira	01/27/05-06/21/05	1,118,775,960	TRL	795,618	(43,101)
				$52,659,634	(2,612,377)
Net unrealized loss					$(360,372)

8. Futures Contracts

The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

Notes to Financial Statements (continued)  December 31, 2004

Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or securities equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the accompanying Statements of Investments in Securities and Net Assets. The Statements of Assets and Liabilities reflect a receivable or payable for the daily variation margin.

The risks associated with futures contracts and related options include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

As of December 31, 2004, the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

	Expiration Date	Number of Contracts	Market Value as of 12/31/04	Unrealized Gain (Loss)
Contracts to Purchase:
NASDAQ 100 Index	03/05	6	$977,100	$15,008
FTSE 100 Index	03/05	1	91,937	1,648
United Kingdom Long Gilt	03/05	1	213,788	1,384
U.S. Long Bonds	03/05	20	2,250,000	(4,169)
Dax Index	03/05	3	433,950	4,945
U.S. Treasury Notes, 10 Yr.	03/05	13	1,455,188	(1,049)
			$5,421,963	17,767
Contracts to Sell:
Japan Government Bonds, 10 Yr.	03/05	1	$1,348,407	6,829
S&P 500 Index	03/05	9	2,730,825	(39,375)
U.S. Treasury Notes, 2 Yr.	03/05	50	10,479,688	6,476
U.S. Treasury Notes, 5 Yr.	03/05	92	10,076,875	(33,517)
Euro-Bundesobligation	03/05	6	963,710	6,133
			$25,599,505	(53,454)
Net unrealized loss				$(35,687)

9. Options Transactions

The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

The Bond and Stock Funds may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

The Bond and Stock Funds may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

The Bond Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are valued daily based on quotations from brokers.

Premiums received are recorded as a liability that is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses realized on option transactions are reported in the Statements of Operations.

The risk in writing a call option is that the Fund foregoes the opportunity to realize profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts.

Written option and swaption transactions in the Strategic Income Fund for the year ended December 31, 2004 were as follows:

	Call Options		Put Options
	Number of Options/ Swaptions	Amount of Premiums	Number of Options/ Swaptions	Amount of Premiums
Options outstanding at December 31, 2003	3,960,000	$51,645	270,890,000	$58,318
Options written	925,001,300	69,570	312,115,400	173,120
Options closed or expired	(925,000,520)	(67,889)	(11,140,000)	(92,538)
Options exercised	(3,960,000)	(51,645)	(565,890,000)	(99,509)
Options outstanding at December 31, 2004	780[1]	$1,681	5,975,400	$39,391

1  Includes 3,270,000 AUD notional amount of swaption contracts.

10. Illiquid and Restricted Securities

The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof would exceed 10% of its net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. At December 31, 2004, the value of illiquid securities and the resulting percentage of net assets amounted to $276,754 or 0.11% in the Global Growth Fund and $8,845,711 or 3.03% in the Strategic Income Fund. Certain Funds own restricted securities that have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

Notes to Financial Statements (continued)  December 31, 2004

11. Swap Agreements

The Bond Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A fund may enter into interest rate, total return, forward spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. A fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e. to reduce risk where the fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Swaps are valued daily based upon quotations from brokers. The change in value, if any, is recorded as unrealized gain or loss in the accompanying financial statements. Payments received or made at the end of the measurement period are recorded as an increase or decrease to income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for an agreement, that the counterparty to an agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be an unfavorable change in interest rates.

As of December 31, 2004, the Strategic Income Fund had the following open swap agreements:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
960,000	USD	11/20/09	Agreement with Citigroup Global Markets Holdings, Inc. dated 11/17/04 to pay 6 Month LIBOR+3.12% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Columbia, 8.375% due 2/15/27.	$4,207
305,000	USD	4/20/07	Agreement with Deutsche Bank AG dated 5/20/04 to receive 6 Month USD-LIBOR-BBA+3.75% per year times the notional amount. The Fund pays the notional amount upon a default of OAO Gazprom, Term Loan due 4/16/09.	317,473
305,000	USD	10/20/07	Agreement with Deutsche Bank AG dated 5/20/04 to receive 6 Month USD-LIBOR-BBA+4.00% per year times the notional amount. The Fund pays the notional amount upon a default of OAO Gazprom, Term Loan due 4/16/09.	320,952
310,000	USD	6/20/09	Agreement with Deutsche Bank AG dated 6/16/04 to pay 0.61% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Samsung Electronics Co., 7.70% due 10/01/27.	(3,843)
310,000	USD	6/20/09	Agreement with Deutsche Bank AG dated 6/16/04 to pay 0.62% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Korea Deposit Insurance, 2.50% due 12/11/05.	(4,059)
310,000	USD	6/20/09	Agreement with Deutsche Bank AG dated 6/16/04 to pay 0.63% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Korea Development Bank, 4.25% due 11/13/07.	(4,089)
310,000	USD	6/20/09	Agreement with Deutsche Bank AG dated 6/16/04 to pay 0.63% per year times the notional amount. The Fund receives payment of the notional amount upon a default of The Export-Import Bank of Korea, 4.25% due 11/6/08.	(3,965)
310,000	USD	6/20/09	Agreement with Deutsche Bank AG dated 6/16/04 to pay 0.64% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Korea Electric Power, 4.25% due 9/12/07.	(4,181)
1,550,000	USD	6/20/09	Agreement with Deutsche Bank AG dated 6/16/04 to receive 3 Month LIBOR+0.58% per year times the notional amount. The Fund pays the notional amount upon a default of Republic of Korea, 4.25% due 6/1/13.	1,566,378
285,000	USD	7/25/13	Agreement with Deutsche Bank AG dated 7/24/03 to pay 4.80% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Phillipines, 10.625% due 3/16/25.	10,685
1,470,000	USD	8/5/11	Agreement with Deutsche Bank AG dated 7/7/04 to receive 6 Month LIBOR+4.70% per year times the notional amount. The Fund pays the notional amount upon a default of Ukraine and its Successors, Loan Agreement due 7/2/11.	1,539,837
1,150,000	USD	10/20/09	Agreement with Deutsche Bank AG dated 9/27/04 to pay 4.25% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Bolivarian Republic of Venezuela, 9.25% due 9/15/27.	(65,133)
430,000	USD	10/20/09	Agreement with Deutsche Bank AG dated 9/29/04 to pay 4.10% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Bolivarian Republic of Venezuela, 9.25% due 9/15/27.	(21,679)
510,000	USD	9/20/13	Agreement with Deutsche Bank AG dated 9/4/03 to pay 2.08% per year times the notional amount. The Fund receives payment of the notional amount upon a default of United Mexican States, 11.375% due 9/15/16.	(30,388)
1,150,000	USD	11/20/09	Agreement with JP Morgan dated 10/22/04 to pay 3.80% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Bolivarian Republic of Venezuela, 9.25% due 9/15/27.	8,505
320,000	USD	10/9/13	Agreement with JP Morgan dated 10/8/03 to pay 2.40% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Russian Federation, 2.50% due 3/31/30.	(16,642)
75,000	USD	6/6/06	Agreement with JP Morgan dated 3/8/02 to pay 2.00% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Kingdom of Jordan, 6.00% due 12/23/23.	(122)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
155,000	USD	6/20/09	Agreement with JP Morgan dated 5/7/04 to pay 0.77% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Korean Deposit Insurance Corp., 2.50% due 12/11/05.	$(3,347)
155,000	USD	6/20/09	Agreement with JP Morgan dated 5/7/04 to pay 0.77% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Samsung Electronics Co., 7.70% due 10/01/27.	(3,321)
155,000	USD	6/20/09	Agreement with JP Morgan dated 5/7/04 to pay 0.79% per year times the notional amount. The Fund receives payment of the notional amount upon a default of The Export-Import Bank of Korea, 4.25% due 11/6/08.	(3,513)
155,000	USD	6/20/09	Agreement with JP Morgan dated 5/7/04 to pay 0.79% per year times the notional amount. The Fund receives payment of the notional amount upon a default of The Korea Development Bank, 5.75% due 9/10/13.	(3,281)
155,000	USD	6/20/09	Agreement with JP Morgan dated 5/7/04 to pay 0.81% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Korea Electric Power Corp., 4.25% due 9/12/07.	(3,286)
190,000	USD	11/11/09	Agreement with Lehman Brothers dated 11/10/04 to pay 3.15% per year times the notional amount. The Fund receives payment of the notional amount upon default of Republic of Turkey, 11.875% due 1/15/30.	(6,497)
415,000	USD	11/11/06	Agreement with Lehman Brothers dated 11/10/04 to receive 1.87% per year times the notional amount. The Fund pays the notional amount upon default of Republic of Turkey, 11.875% due 1/15/30.	3,879
1,200,000	USD	8/20/09	Agreement with Lehman Brothers dated 8/6/04 to pay 6.15% per year times the notional amount. The Fund receives payment of the notional amount upon default of Federal Republic of Brazil, 12.25% due 3/6/30.	(155,864)
580,000	USD	11/20/14	Agreement with Morgan Stanley dated 11/16/04 to pay 3.50% per year times the notional amount. The Fund receives payment of the notional amount upon default of Republic of Panama, 9.375% due 4/1/29.	(33,225)
810,000	USD	12/2/13	Agreement with Morgan Stanley dated 12/1/03 to pay 0.55% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Hungary, 4.50% due 2/6/13.	(17,300)
530,000	USD	2/20/14	Agreement with Morgan Stanley dated 2/17/04 to pay 7.90% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Bolivarian Republic of Venezuala, 9.25% due 9/15/27.	(149,827)
180,000	USD	6/20/09	Agreement with Morgan Stanley dated 4/28/04 to pay 4.90% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Philippines, 10.625% due 3/16/25.	(1,942)
180,000	USD	6/20/09	Agreement with Morgan Stanley dated 4/29/04 to pay 5.05% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Philippines, 10.625% due 3/16/25.	(2,953)
90,000	USD	6/20/09	Agreement with Morgan Stanley dated 4/30/04 to pay 4.95% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Republic of Philippines, 10.625% due 3/16/25.	(1,139)
350,000	USD	9/20/09	Agreement with Morgan Stanley dated 7/1/04 to pay 4.85% per year times the notional amount. The Fund receives payment of the notional amount upon default of Republic of Philippines, 10.625% due 3/16/25.	(1,533)
495,000	USD	8/20/09	Agreement with Morgan Stanley dated 7/30/04 to pay 6.15% per year times the notional amount. The Fund receives payment of the notional amount upon default of Federal Republic of Brazil, 12.25% due 3/6/30.	(62,923)
495,000	USD	8/20/09	Agreement with Morgan Stanley dated 7/30/04 to pay 6.20% per year times the notional amount. The Fund receives payment of the notional amount upon default of Federal Republic of Brazil, 12.25% due 3/6/30.	(63,918)
865,000	USD	8/20/06	Agreement with Morgan Stanley dated 8/18/04 to pay 3.70% per year times the notional amount. The Fund receives payment of the notional amount upon default of Republic of Venezuela, 9.25% due 9/15/27.	36,343
575,000	USD	9/20/09	Agreement with Morgan Stanley dated 8/18/04 to pay 5.00% per year times the notional amount. The Fund receives payment of the notional amount upon default of Republic of Venezuela, 9.25% due 9/15/27.	51,399
430,000	USD	8/20/09	Agreement with Morgan Stanley dated 8/18/04 to pay 5.60% per year times the notional amount. The Fund receives payment of the notional amount upon default of Republic of Venezuela, 9.25% due 9/15/27.	(49,167)
505,000	USD	10/20/09	Agreement with UBS AG dated 10/15/04 to pay 4.50% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Federal Republic of Brazil, 12.25% due 3/6/30.	3,680
500,000	USD	11/2/14	Agreement with UBS AG dated 11/1/04 to pay 2.35% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Russian Federation, 5.00%, increasing rate coupon, due 3/31/30.	(22,097)
250,000	USD	11/2/14	Agreement with UBS AG dated 11/1/04 to pay 2.35% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Russian Federation, 5.00%, Increasing Rate Coupon, due 3/31/30.	(9,023)

Notes to Financial Statements (continued)  December 31, 2004

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
500,000	USD	11/4/14	Agreement with UBS AG dated 11/3/04 to pay 2.26% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Russian Federation, 5.00%, Increasing Rate Coupon, due 3/31/30.	$(18,325)
1,195,000	USD	6/20/14	Agreement with UBS AG dated 5/21/04 to pay 3.10% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Gazprom OAO.	(300,414)
575,000	USD	8/20/06	Agreement with UBS AG dated 8/18/04 to pay 3.65% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Bolivarian Republic of Venezuela, 9.25% due 9/15/27.	(24,767)
290,000	USD	8/20/09	Agreement with UBS AG dated 8/18/04 to pay 5.55% per year times the notional amount. The Fund receives payment of the notional amount upon a default of Bolivarian Republic of Venezuela, 9.25% due 9/15/27.	30,794
Interest Rate Swaps
36,475,000	INR	1/15/09	Agreement with Deutsche Bank AG dated 1/13/04 to receive the notional amount multiplied by the INR-MIBOR-OIS-COMPOUND and to pay the notional amount multiplied by 4.88%.	(540)
1,025,000	USD	3/4/08	Agreement with Deutsche Bank AG dated 2/28/03 to receive the notional amount multiplied by the 3 month Floating Rate USD-LIBOR-BBA and to pay the notional amount multiplied by 3.1025%.	18,701
4,000,000	USD	5/12/14	Agreement with Deutsche Bank AG dated 5/10/04 to receive the notional amount multiplied by 5.32% and to pay the notional amount multiplied by the 3 Month Floating Rate USD-LIBOR-BBA.	216,608
4,890,000	MXN	11/16/14	Agreement with JP Morgan dated 11/15/04 to receive the notional amount multiplied by 10.88% and to pay the notional amount multiplied by the Mexico 28 Day Interbank Rate (TIIE).	4,125
1,955,000	USD	3/10/08	Agreement with JP Morgan dated 3/6/03 to receive the notional amount multiplied by the 3 month Floating Rate USD-LIBOR and to pay the notional amount multiplied by 3.052%.	39,153
725,000	USD	4/30/14	Agreement with JP Morgan dated 4/28/04 to receive the notional amount multiplied by 4.94% and to pay the notional amount multiplied by the 3 Month Floating Rate USD-LIBOR-BBA.	18,530
19,000,000	USD	5/6/09	Agreement with JP Morgan dated 5/4/04 to receive the notional amount multiplied by 4.0725% and to pay the notional amount multiplied by the 3 Month Floating Rate USD-LIBOR-BBA.	109,309
11,000,000	USD	5/6/14	Agreement with JP Morgan dated 5/4/04 to receive the notional amount multiplied by 4.985% and to pay the notional amount mulitplied by the 3 Month Floating Rate USD-LIBOR-BBA.	316,213
99,000,000	HUF	7/14/08	Agreement with JP Morgan dated 7/10/03 to receive the notional amount multiplied by 7.00% and to pay the notional amount multiplied by the 6 month Floating Rate HUF-BUBOR-REUTERS.	(19,510)
355,000	EUR	7/14/08	Agreement with JP Morgan dated 7/10/03 to receive the notional amount multiplied by the 6 month Floating Rate EUR-EURIBOR-TELERATE and to pay the notional amount multiplied by 3.135%.	(3,450)
9,000,000	USD	7/23/09	Agreement with JP Morgan dated 7/21/04 to receive the notional amount multiplied by 4.24% and to pay the notional amount multiplied by the 3 Month Floating Rate USD-LIBOR-BBA.	(102,480)
3,200,000	USD	11/10/05	Agreement with Morgan Stanley dated 11/6/03 to receive the notional amount multiplied by the 3 month Floating Rate USD-LIBOR and to pay the notional amount multiplied by 2.32%.	18,011
5,800,000	USD	11/10/05	Agreement with Morgan Stanley dated 11/6/03 to receive the notional amount multiplied by the 3 month Floating Rate USD-LIBOR and to pay the notional amount multiplied by 2.32%.	50,791
8,200,000	USD	5/13/09	Agreement with Morgan Stanley dated 11/6/03 to receive the notional amount multiplied by the 3 month Floating Rate USD-LIBOR and to pay the notional amount multiplied by 3.82%.	86
Total Return Swaps
940,000	USD	12/31/04	Agreement with Deutsche Bank AG dated 8/17/04 to receive the notional amount multiplied by the return on the Lehman Brothers Investment Grade CMBS Index and to pay the notional amount multiplied by the 1 Month Floating Rate USD-LIBOR less 0.55%.	6,105
19,150,000	TWD	8/19/09	Agreement with Deutsche Bank AG dated 8/17/04 to receive the notional amount multiplied by the TWD-TELERATE 6165 and to pay the notional amount multiplied by 2.585%.	1,336
940,000	USD	4/1/05	Agreement with Goldman Sachs Capital Markets LP dated 10/1/04 to receive the notional amount multiplied by the return on the Lehman Brothers Investment Grade CMBS Index and to pay the notional amount multiplied by the 1 Month Floating Rate USD-LIBOR less 0.15%.	(2,303)
				$3,473,054

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Atlas Funds:

We have audited the accompanying statements of assets and liabilities of the funds comprising Atlas Funds (Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Fund of Funds, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund and Atlas U.S. Treasury Money Fund) (collectively, the "Funds"), including the statements of investments in securities and net assets, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Oakland, California
February 21, 2005

Results of Special Meeting of Stockholders  (unuadited)

Results of Special Meeting of Shareholders of the Atlas Value Fund held on August 6, 2004

A special meeting of shareholders of the Atlas Value Fund (the "Fund"), a separate series of shares of Atlas Funds, was held on August 6, 2004 to approve or disapprove a new investment subadvisory agreement among the Fund, Atlas Advisers, Inc., as investment adviser to the Fund and Hotchkis and Wiley Capital Management LLC.

The results of the voting were as follows:

For	Against	Abstain
960,243.46	0.00	0.00

The proposal received the requisite votes for its approval.

Tax Information  (unaudited)

The following tax information represents disclosures of various tax benefits for the year ended December 31, 2004 passed through to shareholders of the Atlas Funds.

Of the distributions made from net investment income for the below stated Atlas Funds, the following percentages apply.

Tax-exempt income for regular federal income tax purposes-

California Municipal Bond Fund	99.99%
National Municipal Bond Fund	100.00%
California Municipal Money Fund	100.00%

Qualified dividend income-

S&P 500 Index Fund	100.00%
Value Fund	100.00%
Growth Opportunities Fund	100.00%
Global Growth Fund	91.27%
Balanced Fund	88.17%
Fund of Funds	20.62%
Strategic Income Fund	0.11%

Dividends received deduction for corporations-

S&P 500 Index Fund	100.00%
Value Fund	100.00%
Growth Opportunities	100.00%
Balanced Fund	94.66%
Global Growth Fund	54.34%
Fund of Funds	8.81%
Strategic Income Fund	0.22%

The Global Growth Fund paid foreign taxes of $244,422 leading to a foreign tax credit of $0.021275 per share, and recognized foreign source income of $380,133 or $0.033087 per share.

Portfolio Proxy Voting Policies and Procedures  (unuadited)

A description of the Trust's Portfolio Proxy Voting Policies and Procedures and information regarding the Trust's proxy voting record for the most recent twelve month period ended June 30, 2004 are available (i) without charge, upon request, by calling the Trust at 1-800-933-2852, and (ii) from the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available (i) without charge, upon request, by calling the Trust at 1-800-933-2852; (ii) from the SEC's website at www.sec.gov; and (iii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Trustees and Officers  (unaudited)

The Trustees and principal officers of Atlas Funds (the "Funds"), their business addresses, positions held, length of time served, principal occupations for the past five years and other trusteeships held are set forth in the following table.

Interested Trustees

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Marion O. Sandler, 74 1901 Harrison Street Oakland, CA 94612	Trustee, Chairman of the Board	Since 11/1987 Term: Continuous	Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB ("World Savings"), Golden West Financial Corporation ("GWFC"); May 1987 to present - Director - Trustee/Chairman of the Board of the Funds, the Trust, the Distributor and the Adviser; December 1989 to August 2004 - Chief Executive Officer and President of the Funds, the Trust, the Distributor and the Adviser	Atlas Funds - 16 Atlas Insurance Trust - 1	Atlas Insurance Trust (the "Trust")

Russell W. Kettell, 60 1901 Harrison Street Oakland, CA 94612	Trustee	Since 12/1989 Term: Continuous	President of GWFC and Senior Executive Vice President of World Savings; July 2004 to present - Director of the Distributor and the Adviser	Atlas Funds - 16 Atlas Insurance Trust - 1	Atlas Insurance Trust

Independent Trustees

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Barbara A. Bond, 58 794 Davis Street San Leandro, CA 94577	Trustee	Since 12/1989 Term: Continuous	Certified Public Accountant/Tax Partner of Hood & Strong LLP	Atlas Funds - 16 Atlas Insurance Trust - 1	Atlas Insurance Trust

Jerome A. Gitt, 61 794 Davis Street San Leandro, CA 94577	Trustee	Since 11/2004 Term: Continuous	July 2000 to present - retired; January 1989 to July 2000 - First Vice President/Equity Securities Research Analyst covering thrifts, banks and financial related companies for Merrill Lynch & Co.	Atlas Funds - 16 Atlas Insurance Trust - 1	Atlas Insurance Trust

Trustees and Officers (continued)  (unaudited)

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Daniel L. Rubinfeld, 59 794 Davis Street San Leandro, CA 94577	Trustee	From 12/1989 thru 8/1997 and from 3/1999 to present Term: Continuous	Professor of Law and Professor of Economics, University of California, Berkeley; Independent Consultant	Atlas Funds - 16 Atlas Insurance Trust - 1	Atlas Insurance Trust

David J. Teece, 56 794 Davis Street San Leandro, CA 94577	Trustee	Since 12/1989 Term: Continuous	Professor, Haas School of Business, and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Atlas Funds - 16 Atlas Insurance Trust - 1	Atlas Insurance Trust, LECG Corp.: an expert services firm

Principal Officers who are Not Trustees

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Officer
W. Lawrence Key, 51 794 Davis Street San Leandro, CA 94577	President and Chief Operating Officer	Since 8/2004 Term: Continuous	August 2004 to present - President and Chief Operating Officer of the Funds, the Trust, the Distributor and the Adviser; January 2004 to present - Group Senior Vice President of World Savings; December 2003 to present - Director of the Distributor and the Adviser; September 2001 to December 2003 - Group Senior Vice President and Chief Operating Officer of the Funds, the Trust, the Distributor and the Adviser; May 2000 to August 2001 - Group Senior Vice President and National Sales Manager of the Distributor; August 1993 to April 2000 - Senior Vice President and National Sales Manager of the Distributor	Atlas Funds - 16 Atlas Insurance Trust - 1	None

Lezlie Iannone, 47 794 Davis Street San Leandro, CA 94577	Senior Vice President and Secretary	Since 10/2004 Term: Continuous	October 2004 to present - Senior Vice President and Secretary of the Funds, the Trust, the Distributor and the Adviser; May 2000 to present - Senior Vice President of the Distributor; April 1997 to April 2000 - Vice President of the Distributor	Atlas Funds - 16 Atlas Insurance Trust - 1	None

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Officer
Gene A. Johnson, 52 794 Davis Street San Leandro, CA 94577	Vice President and Treasurer	Since 1/2000 Since 7/1998 Term: Continuous	January 2000 to present - Vice President of the Funds, the Trust and the Adviser; July 1998 to present - Treasurer of the Funds and the Trust; July 1998 to December 1999 - Assistant Vice President of the Funds and the Trust	Atlas Funds - 16 Atlas Insurance Trust - 1	None

Jeanette Smith, 44 794 Davis Street San Leandro, CA 94577	Chief Compliance Officer	Since 8/2004 Term: Continuous	August 2004 to present - Chief Compliance Officer of the Funds, the Trust and the Adviser; June 2003 to July 2004 - First Vice President of the Distributor; February 1997 to May 2003 - Vice President of the Distributor	Atlas Funds - 16 Atlas Insurance Trust - 1	None

S&P 500 Index Master Portfolio
Schedule of Investments   December 31, 2004

Security	Shares	Value
Common Stocks - 99.01%
Advertising - 0.19%
Interpublic Group of Companies Inc. (1)(2)	88,895	$1,191,192
Omnicom Group Inc. (2)	39,270	3,311,246
		4,502,438
Aerospace & Defense - 1.74%
Boeing Co. (The)	177,123	9,169,658
General Dynamics Corp.	42,230	4,417,258
Goodrich (B.F.) Co.	25,452	830,753
L-3 Communications Holdings Inc.	24,375	1,785,225
Lockheed Martin Corp.	93,351	5,185,648
Northrop Grumman Corp.	77,635	4,220,239
Raytheon Co. (2)	95,294	3,700,266
Rockwell Collins Inc.	37,142	1,464,880
United Technologies Corp.	107,820	11,143,197
		41,917,124
Agriculture - 1.40%
Altria Group Inc.	433,160	26,466,076
Monsanto Co.	55,720	3,095,246
Reynolds American Inc. (2)	31,084	2,443,202
UST Inc.	35,067	1,687,073
		33,691,597
Airlines - 0.12%
Delta Air Lines Inc. (1)(2)	26,197	195,954
Southwest Airlines Co.	164,243	2,673,876
		2,869,830
Apparel - 0.46%
Coach Inc. (1)	39,790	2,244,156
Jones Apparel Group Inc.	25,894	946,944
Liz Claiborne Inc.	22,912	967,116
Nike Inc. Class B	55,348	5,019,510
Reebok International Ltd. (2)	12,457	548,108
VF Corp.	23,356	1,293,455
		11,019,289
Auto Manufacturers - 0.58%
Ford Motor Co.	385,864	5,649,049
General Motors Corp. (2)	119,097	4,771,026
Navistar International Corp. (1)	15,078	663,130
PACCAR Inc.	36,607	2,946,131
		14,029,336
Auto Parts & Equipment - 0.22%
Cooper Tire & Rubber Co. (2)	15,666	337,602
Dana Corp.	32,185	557,766
Delphi Corp. (2)	117,899	1,063,449
Goodyear Tire & Rubber Co. (The) (1)(2)	37,185	545,132
Johnson Controls Inc.	40,100	2,543,944
Visteon Corp.	27,718	270,805
		5,318,698
Banks - 6.51%
AmSouth Bancorp	75,383	1,952,420
Bank of America Corp.	852,448	40,056,532
Bank of New York Co. Inc. (The)	163,837	5,475,433
BB&T Corp.	116,474	4,897,732
Comerica Inc.	36,216	2,209,900
Compass Bancshares Inc.	25,793	1,255,345

Security	Shares	Value
Banks (continued)
Fifth Third Bancorp	124,816	$5,901,300
First Horizon National Corp. (2)	26,102	1,125,257
Huntington Bancshares Inc. (2)	48,582	1,203,862
KeyCorp	85,683	2,904,654
M&T Bank Corp. (2)	24,469	2,638,737
Marshall & Ilsley Corp.	47,438	2,096,760
Mellon Financial Corp.	89,244	2,776,381
National City Corp. (2)	142,880	5,365,144
North Fork Bancorp Inc.	99,172	2,861,112
Northern Trust Corp.	46,548	2,261,302
PNC Financial Services Group	59,572	3,421,816
Regions Financial Corp.	97,967	3,486,646
State Street Corp. (2)	70,274	3,451,859
SunTrust Banks Inc.	78,194	5,776,973
Synovus Financial Corp.	65,730	1,878,563
U.S. Bancorp	393,949	12,338,483
Wachovia Corp.	338,390	17,799,314
Wells Fargo & Co.	357,026	22,189,166
Zions Bancorporation (2)	19,027	1,294,407
		156,619,098
Beverages - 2.23%
Anheuser-Busch Companies Inc.	166,665	8,454,915
Brown-Forman Corp. Class B	25,814	1,256,626
Coca-Cola Co. (The)	510,556	21,254,446
Coca-Cola Enterprises Inc. (2)	99,620	2,077,077
Coors (Adolph) Co. Class B (2)	8,030	607,630
Pepsi Bottling Group Inc. (2)	52,607	1,422,493
PepsiCo Inc.	355,452	18,554,594
		53,627,781
Biotechnology - 1.17%
Amgen Inc. (1)	268,013	17,193,034
Biogen Idec Inc. (1)(2)	70,332	4,684,815
Chiron Corp. (1)(2)	39,289	1,309,502
Genzyme Corp. (1)	52,233	3,033,170
MedImmune Inc. (1)	52,766	1,430,486
Millipore Corp. (1)	10,656	530,775
		28,181,782
Building Materials - 0.27%
American Standard Companies Inc. (1)	45,162	1,866,094
Masco Corp. (2)	94,428	3,449,455
Vulcan Materials Co.	21,527	1,175,589
		6,491,138
Chemicals - 1.61%
Air Products & Chemicals Inc.	47,896	2,776,531
Ashland Inc.	14,918	870,913
Dow Chemical Co. (The)	198,937	9,849,371
Du Pont (E.I.) de Nemours and Co. (2)	209,535	10,277,692
Eastman Chemical Co. (2)	16,365	944,751
Ecolab Inc.	54,705	1,921,787
Engelhard Corp.	25,890	794,046
Great Lakes Chemical Corp. (2)	10,732	305,755
Hercules Inc. (1)(2)	23,527	349,376
International Flavors & Fragrances Inc.	19,778	847,290
PPG Industries Inc.	36,211	2,468,142
Praxair Inc.	68,431	3,021,229
Rohm & Haas Co. (2)	47,349	2,094,246
Sherwin-Williams Co. (The)	29,980	1,338,007
Sigma-Aldrich Corp.	14,493	876,247
		38,735,383

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Shares	Value
Commercial Services - 0.89%
Apollo Group Inc. Class A (1)	39,038	$3,150,757
Block (H & R) Inc. (2)	34,957	1,712,893
Cendant Corp.	222,011	5,190,617
Convergys Corp. (1)	30,301	454,212
Donnelley (R.R.) & Sons Co. (2)	46,214	1,630,892
Equifax Inc. (2)	28,757	808,072
McKesson Corp.	61,882	1,946,808
Moody's Corp. (2)	31,161	2,706,333
Paychex Inc.	79,685	2,715,665
Robert Half International Inc.	37,064	1,090,794
		21,407,043
Computers - 4.26%
Affiliated Computer Services Inc. Class A (1)(2)	27,278	1,641,863
Apple Computer Inc. (1)	84,787	5,460,283
Computer Sciences Corp. (1)	40,187	2,265,341
Dell Inc. (1)	524,248	22,091,811
Electronic Data Systems Corp. (2)	108,252	2,500,621
EMC Corp. (1)	505,449	7,516,027
Gateway Inc. (1)	80,466	483,601
Hewlett-Packard Co.	637,184	13,361,748
International Business Machines Corp.	351,319	34,633,027
Lexmark International Inc. (1)	27,412	2,330,020
NCR Corp. (1)(2)	19,769	1,368,608
Network Appliance Inc. (1)	76,193	2,531,131
Sun Microsystems Inc. (1)	708,949	3,814,146
SunGard Data Systems Inc. (1)	60,800	1,722,464
Unisys Corp. (1)	71,972	732,675
		102,453,366
Cosmetics & Personal Care - 2.33%
Alberto-Culver Co. (2)	19,110	928,173
Avon Products Inc.	99,702	3,858,467
Colgate-Palmolive Co.	111,831	5,721,274
Gillette Co. (The)	209,446	9,378,992
Kimberly-Clark Corp.	102,871	6,769,940
Procter & Gamble Co.	535,332	29,486,087
		56,142,933
Distribution & Wholesale - 0.12%
Genuine Parts Co. (2)	37,057	1,632,731
Grainger (W.W.) Inc.	19,103	1,272,642
		2,905,373
Diversified Financial Services - 8.33%
American Express Co.	264,847	14,929,425
Bear Stearns Companies Inc. (The)	21,923	2,242,942
Capital One Financial Corp. (2)	51,173	4,309,278
CIT Group Inc.	44,620	2,044,488
Citigroup Inc.	1,095,303	52,771,699
Countrywide Financial Corp.	122,378	4,529,210
E*TRADE Financial Corp. (1)	79,293	1,185,430
Federal Home Loan Mortgage Corp.	145,476	10,721,581
Federal National Mortgage Association	204,227	14,543,005
Federated Investors Inc. Class B	23,112	702,605
Franklin Resources Inc.	52,569	3,661,431
Goldman Sachs Group Inc. (The)	102,151	10,627,790
Janus Capital Group Inc. (2)	50,033	841,055
JP Morgan Chase & Co.	751,807	29,327,991
Lehman Brothers Holdings Inc.	56,811	4,969,826

(continued)

Security	Shares	Value
Diversified Financial Services (continued)
MBNA Corp.	269,507	$7,597,402
Merrill Lynch & Co. Inc.	196,513	11,745,582
Morgan Stanley	230,944	12,822,011
Providian Financial Corp. (1)	61,514	1,013,136
Schwab (Charles) Corp. (The)	283,903	3,395,480
SLM Corp.	90,634	4,838,949
T. Rowe Price Group Inc.	26,971	1,677,596
		200,497,912
Electric - 2.74%
AES Corp. (The) (1)	137,716	1,882,578
Allegheny Energy Inc. (1)(2)	29,089	573,344
Ameren Corp.	41,356	2,073,590
American Electric Power Co. Inc.	83,382	2,863,338
Calpine Corp. (1)(2)	113,056	445,441
CenterPoint Energy Inc. (2)	64,541	729,313
Cinergy Corp.	38,140	1,587,768
CMS Energy Corp. (1)(2)	39,938	417,352
Consolidated Edison Inc. (2)	51,390	2,248,312
Constellation Energy Group Inc.	37,317	1,631,126
Dominion Resources Inc.	69,886	4,734,078
DTE Energy Co. (2)	36,912	1,592,015
Duke Energy Corp. (2)	201,731	5,109,846
Edison International	69,181	2,215,867
Entergy Corp.	47,112	3,184,300
Exelon Corp.	139,736	6,158,166
FirstEnergy Corp.	69,497	2,745,826
FPL Group Inc. (2)	39,108	2,923,323
NiSource Inc. (2)	56,856	1,295,180
PG&E Corp. (1)	84,943	2,826,903
Pinnacle West Capital Corp. (2)	19,219	853,516
PPL Corp.	40,138	2,138,553
Progress Energy Inc. (2)	52,462	2,373,381
Public Service Enterprise Group Inc. (2)	50,081	2,592,693
Southern Co. (The) (2)	155,982	5,228,517
TECO Energy Inc.	42,922	658,423
TXU Corp. (2)	50,629	3,268,608
Xcel Energy Inc.	84,946	1,546,017
		65,897,374
Electrical Components & Equipment - 0.35%
American Power Conversion Corp.	40,939	876,095
Emerson Electric Co.	88,523	6,205,462
Molex Inc. (2)	40,254	1,207,620
Power-One Inc. (1)	17,671	157,625
		8,446,802
Electronics - 0.59%
Agilent Technologies Inc. (1)	103,128	2,485,385
Applera Corp. - Applied Biosystems Group (2)	41,513	868,037
Fisher Scientific International Inc. (1)(2)	24,678	1,539,414
Jabil Circuit Inc. (1)	42,340	1,083,057
Parker Hannifin Corp.	25,362	1,920,918
PerkinElmer Inc.	27,585	620,387
Sanmina-SCI Corp. (1)	109,404	926,652
Solectron Corp. (1)	207,543	1,106,204
Symbol Technologies Inc.	51,099	884,013
Tektronix Inc.	19,472	588,249
Thermo Electron Corp. (1)	34,249	1,033,977
Waters Corp. (1)	25,716	1,203,252
		14,259,545

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2004

(continued)

Security	Shares	Value
Engineering & Construction - 0.04%
Fluor Corp. (2)	17,942	$978,018
		978,018
Entertainment - 0.10%
International Game Technology Inc.	72,601	2,496,022
		2,496,022
Environmental Control - 0.18%
Allied Waste Industries Inc. (1)(2)	67,834	629,500
Waste Management Inc.	120,598	3,610,704
		4,240,204
Food - 1.80%
Albertson's Inc. (2)	78,122	1,865,553
Archer-Daniels-Midland Co.	137,932	3,077,263
Campbell Soup Co.	86,687	2,591,074
ConAgra Foods Inc.	108,388	3,192,027
General Mills Inc.	76,808	3,818,126
Heinz (H.J.) Co.	73,609	2,870,015
Hershey Foods Corp.	51,854	2,879,971
Kellogg Co.	87,045	3,887,430
Kroger Co. (1)	155,721	2,731,346
McCormick & Co. Inc. NVS	28,982	1,118,705
Safeway Inc. (1)	94,988	1,875,063
Sara Lee Corp.	165,451	3,993,987
SUPERVALU Inc.	28,446	981,956
Sysco Corp.	134,914	5,149,667
Wrigley (William Jr.) Co.	47,303	3,272,895
		43,305,078
Forest Products & Paper - 0.53%
Georgia-Pacific Corp.	54,791	2,053,567
International Paper Co. (2)	102,589	4,308,738
Louisiana-Pacific Corp.	23,502	628,443
MeadWestvaco Corp.	42,630	1,444,731
Temple-Inland Inc.	11,955	817,722
Weyerhaeuser Co. (2)	50,557	3,398,442
		12,651,643
Gas - 0.16%
KeySpan Corp. (2)	33,775	1,332,424
Nicor Inc. (2)	9,338	344,946
Peoples Energy Corp.	8,113	356,566
Sempra Energy	49,131	1,802,125
		3,836,061
Hand & Machine Tools - 0.12%
Black & Decker Corp.	16,987	1,500,462
Snap-On Inc.	12,351	424,380
Stanley Works (The)	17,634	863,890
		2,788,732
Health Care-Products - 3.61%
Bard (C.R.) Inc.	22,200	1,420,356
Bausch & Lomb Inc. (2)	11,436	737,165
Baxter International Inc.	129,974	4,489,302
Becton, Dickinson & Co.	53,376	3,031,757
Biomet Inc. (2)	53,756	2,332,473
Boston Scientific Corp. (1)	178,111	6,331,846
Guidant Corp.	67,172	4,843,101
Johnson & Johnson	626,323	39,721,405

(continued)

Security	Shares	Value
Health Care-Products (continued)
Medtronic Inc.	255,028	$12,667,241
St. Jude Medical Inc. (1)	75,353	3,159,551
Stryker Corp.	84,754	4,089,380
Zimmer Holdings Inc. (1)	51,717	4,143,566
		86,967,143
Health Care-Services - 1.42%
Aetna Inc. (2)	31,127	3,883,093
HCA Inc. (2)	88,784	3,547,809
Health Management Associates Inc. Class A (2)	51,163	1,162,423
Humana Inc. (1)	33,483	994,110
Laboratory Corp. of America Holdings (1)(2)	29,348	1,462,117
Manor Care Inc.	18,624	659,848
Quest Diagnostics Inc. (2)	21,485	2,052,892
Tenet Healthcare Corp. (1)	98,042	1,076,501
UnitedHealth Group Inc.	137,906	12,139,865
WellPoint Inc. (1)	62,258	7,159,670
		34,138,328
Home Builders - 0.18%
Centex Corp.	26,153	1,558,196
KB Home	9,886	1,032,098
Pulte Homes Inc.	26,847	1,712,839
		4,303,133
Home Furnishings - 0.10%
Leggett & Platt Inc. (2)	40,771	1,159,120
Maytag Corp. (2)	16,656	351,442
Whirlpool Corp.	14,110	976,553
		2,487,115
Household Products & Wares - 0.23%
Avery Dennison Corp.	23,432	1,405,217
Clorox Co.	31,999	1,885,701
Fortune Brands Inc.	30,611	2,362,557
		5,653,475
Housewares - 0.06%
Newell Rubbermaid Inc.	58,293	1,410,108
		1,410,108
Insurance - 4.49%
ACE Ltd.	59,872	2,559,528
AFLAC Inc.	106,677	4,250,012
Allstate Corp. (The)	144,745	7,486,211
Ambac Financial Group Inc.	23,068	1,894,575
American International Group Inc.	549,675	36,097,157
AON Corp. (2)	67,147	1,602,127
Chubb Corp.	40,369	3,104,376
CIGNA Corp. (2)	28,508	2,325,398
Cincinnati Financial Corp.	35,658	1,578,223
Hartford Financial Services Group Inc. (2)	61,923	4,291,883
Jefferson-Pilot Corp. (2)	28,965	1,505,021
Lincoln National Corp.	36,749	1,715,443
Loews Corp.	39,084	2,747,605
Marsh & McLennan Companies Inc.	111,069	3,654,170
MBIA Inc.	29,627	1,874,797
MetLife Inc.	156,989	6,359,624
MGIC Investment Corp.	20,530	1,414,722

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Shares	Value
Insurance (continued)
Principal Financial Group Inc. (2)	64,673	$2,647,713
Progressive Corp. (The) (2)	42,200	3,580,248
Prudential Financial Inc.	108,191	5,946,177
SAFECO Corp. (2)	26,809	1,400,502
St. Paul Travelers Companies Inc.	141,174	5,233,320
Torchmark Corp. (2)	22,928	1,310,106
UNUMProvident Corp. (2)	62,307	1,117,788
XL Capital Ltd. Class A (2)	29,443	2,286,249
		107,982,975
Internet - 1.31%
eBay Inc. (1)	139,879	16,265,130
Monster Worldwide Inc. (1)(2)	25,438	855,734
Symantec Corp. (1)	133,665	3,443,210
Yahoo! Inc. (1)(2)	290,056	10,929,310
		31,493,384
Iron & Steel - 0.14%
Allegheny Technologies Inc.	20,567	445,687
Nucor Corp.	33,769	1,767,469
United States Steel Corp.	23,907	1,225,234
		3,438,390
Leisure Time - 0.54%
Brunswick Corp.	20,554	1,017,423
Carnival Corp. (2)	133,583	7,698,388
Harley-Davidson Inc.	61,933	3,762,430
Sabre Holdings Corp.	29,215	647,404
		13,125,645
Lodging - 0.37%
Harrah's Entertainment Inc.	23,582	1,577,400
Hilton Hotels Corp.	81,940	1,863,316
Marriott International Inc. Class A	47,122	2,967,744
Starwood Hotels & Resorts Worldwide Inc. (2)	43,669	2,550,270
		8,958,730
Machinery - 0.57%
Caterpillar Inc.	71,976	7,018,380
Cummins Inc. (2)	9,697	812,512
Deere & Co. (2)	52,313	3,892,087
Rockwell Automation Inc.	39,100	1,937,405
		13,660,384
Manufacturing - 5.85%
Cooper Industries Ltd. (2)	19,300	1,310,277
Danaher Corp. (2)	65,056	3,734,865
Dover Corp.	43,163	1,810,256
Eastman Kodak Co. (2)	60,858	1,962,670
Eaton Corp.	32,255	2,333,972
General Electric Co.	2,231,333	81,443,654
Honeywell International Inc.	181,422	6,424,153
Illinois Tool Works Inc.	62,360	5,779,525
Ingersoll-Rand Co. Class A (2)	36,290	2,914,087
ITT Industries Inc.	19,429	1,640,779
Pall Corp.	26,245	759,793
Textron Inc.	29,199	2,154,886
3M Co.	164,267	13,481,393
Tyco International Ltd. (2)	424,456	15,170,057
		140,920,367

(continued)

Security	Shares	Value
Media - 3.75%
Clear Channel Communications Inc.	120,913	$4,049,376
Comcast Corp. Class A (1)	468,407	15,588,585
Dow Jones & Co. Inc. (2)	17,184	739,943
Gannett Co. Inc. (2)	53,816	4,396,767
Knight Ridder Inc. (2)	16,182	1,083,223
McGraw-Hill Companies Inc. (The)	40,029	3,664,255
Meredith Corp.	10,464	567,149
New York Times Co. Class A	30,502	1,244,482
News Corp. Inc. Class A (1)	551,207	10,285,523
Time Warner Inc. (1)(2)	966,534	18,789,421
Tribune Co.	66,945	2,821,062
Univision Communications Inc. Class A (1)(2)	68,613	2,008,303
Viacom Inc. Class B	359,749	13,091,266
Walt Disney Co. (The)	431,104	11,984,691
		90,314,046
Mining - 0.55%
Alcoa Inc.	183,580	5,768,084
Freeport-McMoRan Copper & Gold Inc. (2)	37,555	1,435,728
Newmont Mining Corp.	93,588	4,156,243
Phelps Dodge Corp.	20,250	2,003,130
		13,363,185
Office & Business Equipment - 0.24%
Pitney Bowes Inc.	48,970	2,266,332
Xerox Corp. (1)	200,990	3,418,840
		5,685,172
Oil & Gas - 6.14%
Amerada Hess Corp.	19,286	1,588,781
Anadarko Petroleum Corp.	52,131	3,378,610
Apache Corp.	68,812	3,479,823
Burlington Resources Inc.	82,521	3,589,663
ChevronTexaco Corp.	447,084	23,476,381
ConocoPhillips	145,632	12,645,227
Devon Energy Corp.	102,460	3,987,743
EOG Resources Inc.	24,960	1,781,146
Exxon Mobil Corp.	1,361,583	69,794,745
Kerr-McGee Corp.	31,934	1,845,466
Marathon Oil Corp.	73,019	2,746,245
Nabors Industries Ltd. (1)	31,462	1,613,686
Noble Corp. (1)	28,686	1,426,842
Occidental Petroleum Corp.	83,231	4,857,361
Rowan Companies Inc. (1)(2)	22,856	591,970
Sunoco Inc.	15,375	1,256,291
Transocean Inc. (1)(2)	67,758	2,872,262
Unocal Corp.	55,888	2,416,597
Valero Energy Corp.	54,500	2,474,300
XTO Energy Inc.	54,811	1,939,213
		147,762,352
Oil & Gas Services - 0.69%
Baker Hughes Inc.	70,694	3,016,513
BJ Services Co.	34,271	1,594,972
Halliburton Co.	93,165	3,655,795
Schlumberger Ltd.	124,193	8,314,721
		16,582,001

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2004

(continued)

Security	Shares	Value
Packaging & Containers - 0.14%
Ball Corp.	23,886	$1,050,506
Bemis Co. Inc. (2)	23,090	671,688
Pactiv Corp. (1)	31,422	794,662
Sealed Air Corp. (1)	17,826	949,591
		3,466,447
Pharmaceuticals - 5.90%
Abbott Laboratories	328,615	15,329,890
Allergan Inc.	27,878	2,260,069
AmerisourceBergen Corp.	22,103	1,297,004
Bristol-Myers Squibb Co.	410,472	10,516,293
Cardinal Health Inc.	91,115	5,298,337
Caremark Rx Inc. (1)	95,824	3,778,340
Express Scripts Inc. (1)(2)	15,975	1,221,129
Forest Laboratories Inc. (1)	77,653	3,483,514
Gilead Sciences Inc. (1)	91,239	3,192,453
Hospira Inc. (1)	33,090	1,108,515
King Pharmaceuticals Inc. (1)	52,131	646,424
Lilly (Eli) & Co.	238,771	13,550,254
Medco Health Solutions Inc. (1)	57,866	2,407,226
Merck & Co. Inc.	467,917	15,038,852
Mylan Laboratories Inc. (2)	56,525	999,362
Pfizer Inc.	1,589,391	42,738,724
Schering-Plough Corp.	310,627	6,485,892
Watson Pharmaceuticals Inc. (1)(2)	23,515	771,527
Wyeth	281,496	11,988,915
		142,112,720
Pipelines - 0.23%
Dynegy Inc. Class A (1)(2)	79,259	366,177
El Paso Corp. (2)	135,298	1,407,099
Kinder Morgan Inc.	26,080	1,907,230
Williams Companies Inc.	118,122	1,924,207
		5,604,713
Real Estate Investment Trusts - 0.55%
Apartment Investment & Management Co. Class A	20,330	783,518
Archstone-Smith Trust	41,334	1,583,092
Equity Office Properties Trust (2)	84,947	2,473,657
Equity Residential (2)	59,550	2,154,519
Plum Creek Timber Co. Inc.	38,949	1,497,200
ProLogis	38,702	1,676,958
Simon Property Group Inc.	46,607	3,014,075
		13,183,019
Retail - 6.86%
AutoNation Inc. (1)(2)	55,586	1,067,807
AutoZone Inc. (1)(2)	16,787	1,532,821
Bed Bath & Beyond Inc. (1)	63,397	2,525,102
Best Buy Co. Inc. (2)	68,388	4,063,615
Big Lots Inc. (1)(2)	24,776	300,533
Circuit City Stores Inc.	40,940	640,302
Costco Wholesale Corp.	98,907	4,788,088
CVS Corp.	84,335	3,800,978
Darden Restaurants Inc.	33,302	923,797
Dillard's Inc. Class A (2)	17,668	474,739
Dollar General Corp.	69,509	1,443,702
Family Dollar Stores Inc. (2)	35,543	1,110,008
Federated Department Stores Inc.	35,628	2,058,942

(continued)

Security	Shares	Value
Retail (continued)
Gap Inc. (The)	184,825	$3,903,504
Home Depot Inc.	463,388	19,805,203
Kohl's Corp. (1)(2)	72,315	3,555,729
Limited Brands Inc. (2)	85,569	1,969,798
Lowe's Companies Inc.	163,023	9,388,495
May Department Stores Co. (The)	61,973	1,822,006
McDonald's Corp.	265,210	8,502,633
Nordstrom Inc.	29,713	1,388,488
Office Depot Inc. (1)	66,231	1,149,770
OfficeMax Inc.	19,882	623,897
Penney (J.C.) Co. Inc. (Holding Co.)	60,165	2,490,831
RadioShack Corp.	33,300	1,094,904
Sears, Roebuck and Co.	43,916	2,241,033
Staples Inc. (2)	104,948	3,537,797
Starbucks Corp. (1)(2)	84,347	5,259,879
Target Corp.	188,905	9,809,837
Tiffany & Co. (2)	30,830	985,635
TJX Companies Inc.	101,515	2,551,072
Toys R Us Inc. (1)	45,151	924,241
Walgreen Co.	215,585	8,271,996
Wal-Mart Stores Inc.	893,764	47,208,614
Wendy's International Inc.	24,090	945,773
Yum! Brands Inc.	61,726	2,912,233
		165,073,802
Savings & Loans - 0.56%
Golden West Financial Corp.	64,552	3,964,784
Sovereign Bancorp Inc.	72,645	1,638,145
Washington Mutual Inc.	184,166	7,786,538
		13,389,467
Semiconductors - 3.04%
Advanced Micro Devices Inc. (1)(2)	81,702	1,799,078
Altera Corp. (1)	78,342	1,621,679
Analog Devices Inc.	79,195	2,923,879
Applied Materials Inc. (1)	358,161	6,124,553
Applied Micro Circuits Corp. (1)(2)	67,370	283,628
Broadcom Corp. Class A (1)	69,838	2,254,371
Freescale Semiconductor Inc. Class B (1)	82,008	1,505,660
Intel Corp.	1,334,391	31,211,405
KLA-Tencor Corp. (1)	41,149	1,916,720
Linear Technology Corp.	64,681	2,507,036
LSI Logic Corp. (1)(2)	82,538	452,308
Maxim Integrated Products Inc.	68,534	2,905,156
Micron Technology Inc. (1)	129,942	1,604,784
National Semiconductor Corp.	76,302	1,369,621
Novellus Systems Inc.	29,594	825,377
NVIDIA Corp. (1)	34,870	821,537
PMC-Sierra Inc. (1)	38,146	429,142
QLogic Corp. (1)	19,463	714,876
Teradyne Inc. (1)(2)	41,881	714,909
Texas Instruments Inc.	364,512	8,974,285
Xilinx Inc.	73,355	2,174,976
		73,134,980
Software - 4.74%
Adobe Systems Inc.	50,291	3,155,257
Autodesk Inc.	48,315	1,833,554
Automatic Data Processing Inc.	122,849	5,448,353
BMC Software Inc. (1)	46,583	866,444

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Shares	Value
Software (continued)
Citrix Systems Inc. (1)	35,955	$881,976
Computer Associates International Inc. (2)	123,455	3,834,512
Compuware Corp. (1)	83,406	539,637
Electronic Arts Inc. (1)(2)	64,370	3,970,342
First Data Corp.	175,042	7,446,287
Fiserv Inc. (1)(2)	41,508	1,668,207
IMS Health Inc.	49,177	1,141,398
Intuit Inc. (1)	39,453	1,736,327
Mercury Interactive Corp. (1)(2)	17,987	819,308
Microsoft Corp.	2,294,492	61,285,881
Novell Inc. (1)(2)	80,370	542,497
Oracle Corp. (1)	1,082,119	14,846,673
Parametric Technology Corp. (1)	56,499	332,779
Siebel Systems Inc. (1)	106,774	1,121,127
Veritas Software Corp. (1)	88,924	2,538,780
		114,009,339
Telecommunications - 5.90%
ADC Telecommunications Inc. (1)(2)	174,720	468,250
Alltel Corp. (2)	64,032	3,762,520
Andrew Corp. (1)(2)	34,692	472,852
AT&T Corp.	167,735	3,197,029
Avaya Inc. (1)	96,347	1,657,168
BellSouth Corp.	386,458	10,739,668
CenturyTel Inc. (2)	28,264	1,002,524
CIENA Corp. (1)	121,735	406,595
Cisco Systems Inc. (1)	1,389,593	26,819,145
Citizens Communications Co.	71,619	987,626
Comverse Technology Inc. (1)	42,240	1,032,768
Corning Inc. (1)	295,558	3,478,718
JDS Uniphase Corp. (1)(2)	303,198	961,138
Lucent Technologies Inc. (1)(2)	931,774	3,503,470
Motorola Inc.	513,558	8,833,198
Nextel Communications Inc. Class A (1)(2)	234,398	7,031,940
QUALCOMM Inc.	345,851	14,664,082
Qwest Communications International Inc. (1)	385,417	1,711,251
SBC Communications Inc.	699,600	18,028,692
Scientific-Atlanta Inc.	32,214	1,063,384
Sprint Corp. (FON Group)	310,283	7,710,533
Tellabs Inc. (1)	98,186	843,418
Verizon Communications Inc.	584,327	23,671,087
		142,047,056
Textiles - 0.07%
Cintas Corp. (2)	36,423	1,597,513
		1,597,513
Toys, Games & Hobbies - 0.10%
Hasbro Inc.	38,090	738,184
Mattel Inc.	87,338	1,702,218
		2,440,402
Transportation - 1.64%
Burlington Northern Santa Fe Corp.	79,243	3,748,986
CSX Corp.	45,599	1,827,608
FedEx Corp.	63,393	6,243,577
Norfolk Southern Corp.	83,453	3,020,164

(continued)

Security	Shares or Principal	Value
Transportation (continued)
Ryder System Inc.	13,748	$656,742
Union Pacific Corp. (2)	54,718	3,679,785
United Parcel Service Inc. Class B (2)	236,510	20,212,145
		39,389,007
Total Common Stocks (Cost: $2,392,924,361)		2,383,003,998
Short-Term Investments - 7.59%
Commercial Paper - 1.70%
Alpine Securitization Corp. 2.28%, 01/06/05 (3)	$454,089	453,996
Amsterdam Funding Corp.
2.25%, 01/04/05 (3)	227,045	227,030
2.33%, 01/10/05 (3)	454,089	453,883
Barton Capital Corp.
2.27%, 01/04/05 (3)	929,521	929,462
2.27%, 01/10/05 (3)	1,009,858	1,009,412
2.30%, 01/21/05 (3)	367,122	366,700
Cancara Asset Securitisation LLC
2.25%, 01/05/05 (3)	1,112,537	1,112,398
2.29%, 01/07/05 (3)	908,178	907,947
Cantabric Finance LLC
2.27%, 01/03/05 (3)	472,253	472,253
2.28%, 01/03/05 (3)	526,743	526,743
2.38%, 01/20/05 (3)	908,178	907,158
Chariot Funding LLC 2.31%, 01/11/05 (3)	692,150	691,795
Corporate Asset Funding
2.21%, 02/07/05 (3)	681,134	679,674
2.26%, 02/03/05 (3)	908,178	906,411
CRC Funding LLC 2.21%, 02/07/05 (3)	227,045	226,558
Den Danske Bank NY 2.25%, 01/03/05 (3)	227,045	227,045
DEPFA Bank PLC 2.28%, 05/03/05 (3)	454,089	450,646
Edison Asset Securitization 2.26%, 05/04/05 (3)	1,135,223	1,126,600
Fairway Finance Corp. 2.55%, 01/03/05 (3)	875,711	875,711
Falcon Asset Securitization Corp.
2.27%, 01/13/05 (3)	181,636	181,521
2.30%, 02/02/05 (3)	908,178	906,438
2.31%, 01/11/05 (3)	919,195	918,723
2.33%, 01/12/05 (3)	423,329	423,083
Ford Credit Auto Receivables
1.85%, 01/14/05 (3)	454,089	453,832
2.28%, 04/27/05 (3)	681,134	676,216
Fortis Funding LLC 2.35%, 05/09/05 (3)	1,271,450	1,260,993
Gemini Securitization Corp. 2.31%, 01/10/05 (3)	454,089	453,886
General Electric Capital Corp.
2.24%, 02/02/05 (3)	2,724,535	2,719,449
2.26%, 01/05/05 (3)	908,178	908,064
2.29%, 01/24/05 (3)	227,045	226,741
Georgetown Funding Co. LLC
2.27%, 01/20/05 (3)	317,862	317,522
2.38%, 01/19/05 (3)	363,271	362,887

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2004

(continued)

Security	Principal	Value
Commercial Paper (continued)
Giro Funding US Corp.
2.20%, 02/08/05 (3)	$504,248	$503,139
2.30%, 02/02/05 (3)	227,045	226,609
2.33%, 02/03/05 (3)	227,045	226,589
Grampian Funding LLC 2.27%, 02/01/05 (3)	681,134	679,888
Jupiter Securitization Corp.
2.30%, 01/10/05 (3)	378,274	378,105
2.30%, 02/01/05 (3)	454,089	453,248
Kitty Hawk Funding Corp. 2.33%, 01/12/05 (3)	764,214	763,769
Liberty Street Funding Corp. 2.31%, 01/10/05 (3)	527,434	527,197
Mont Blanc Capital Corp.
2.27%, 01/07/05 (3)	309,798	309,720
2.32%, 01/10/05 (3)	467,040	466,830
Mortgage Interest Networking Trust 2.24%, 02/01/05 (3)	590,316	589,251
Nationwide Building Society 2.21%, 02/10/05 (3)	908,178	906,060
New Center Asset Trust 2.25%, 02/02/05 (3)	853,688	852,087
Park Avenue Receivables Corp. 2.31%, 01/19/05 (3)	455,887	455,419
Preferred Receivables Funding Corp.
2.30%, 01/19/05 (3)	454,089	453,625
2.30%, 02/02/05 (3)	454,089	453,219
2.34%, 01/20/05 (3)	681,134	680,382
Scaldis Capital LLC 2.28%, 01/07/05 (3)	817,361	817,153
Solitaire Funding Ltd.
2.28%, 01/04/05 (3)	546,033	545,999
2.28%, 02/02/05 (3)	578,927	577,828
Sydney Capital Corp.
2.25%, 01/18/05 (3)	454,089	453,663
2.29%, 01/06/05 (3)	667,693	667,565
Tulip Funding Corp.
2.25%, 01/14/05 (3)	454,089	453,777
2.35%, 01/13/05 (3)	1,323,089	1,322,225
2.36%, 01/24/05 (3)	908,178	906,928
UBS Finance (Delaware) 2.33%, 01/04/05 (3)	1,816,357	1,816,239
Variable Funding Capital Corp.
2.26%, 01/05/05 (3)	454,089	454,032
2.30%, 01/07/05 (3)	454,089	453,973
2.32%, 01/14/05 (3)	454,089	453,767
Yorktown Capital LLC
2.32%, 01/10/05 (3)	454,089	453,884
2.34%, 01/13/05 (3)	227,045	226,898
		40,889,845
Floating Rate Notes - 2.41%
American Express Credit Corp. 2.43%, 10/26/05 (3)	1,816,357	1,817,095
Bank of Nova Scotia 2.34%, 09/26/05 (3)	227,045	226,971
Beta Finance Inc.
2.27%, 05/04/05 (3)(4)	544,907	544,871
2.32%, 09/23/05 (3)(4)	817,361	817,125

(continued)

Security	Principal	Value
Floating Rate Notes (continued)
2.32%, 09/27/05 (3)(4)	$726,543	$726,330
2.44%, 03/15/05 (3)(4)	454,089	454,162
2.47%, 10/27/05 (3)(4)	862,769	863,543
Canadian Imperial Bank of Commerce
2.32%, 09/13/05 (3)	1,362,268	1,361,960
2.34%, 12/14/05 (3)	817,361	817,109
2.36%, 10/31/05 (3)	908,178	907,984
Cancara Asset Securitisation LLC 2.80%, 02/15/05 (3)	1,607,476	1,607,476
CC USA Inc.
2.06%, 07/29/05 (3)(4)	908,178	908,024
2.27%, 05/04/05 (3)(4)	908,178	908,118
Commodore CDO Ltd. 2.55%, 12/12/05 (3)	227,045	227,045
Den Danske Bank NY
2.32%, 08/12/05 (3)	908,178	908,013
2.33%, 10/17/05 (3)	908,178	907,965
2.35%, 08/26/05 (3)	908,178	908,003
DEPFA Bank PLC 2.47%, 09/15/05 (3)	908,178	908,178
Dorada Finance Inc. 2.06%, 07/29/05 (3)(4)	753,788	753,659
Fairway Finance LLC
2.35%, 03/14/05 (3)	908,178	908,178
2.37%, 01/20/05 (3)	454,089	454,089
Fifth Third Bancorp 2.38%, 11/23/05 (3)(4)	1,816,357	1,816,357
Five Finance Inc. 2.37%, 04/29/05 (3)(4)	726,543	726,520
General Electric Commercial Equipment Financing LLC 2.37%, 11/20/05 (3)	520,885	520,885
HBOS Treasury Services PLC 2.55%, 04/22/05 (3)	908,178	908,178
K2 USA LLC
2.05%, 07/25/05 (3)(4)	454,089	454,039
2.33%, 06/10/05 (3)(4)	908,178	908,130
2.33%, 09/12/05 (3)(4)	908,178	908,054
2.39%, 10/20/05 (3)(4)	908,178	908,203
Links Finance LLC
2.12%, 04/25/05 (3)	908,178	908,362
2.35%, 04/15/05 (3)(4)	908,178	908,128
2.36%, 11/16/05 (3)(4)	454,089	454,010
National City Bank (Ohio)
2.29%, 08/09/05 (3)	908,178	908,016
2.35%, 06/23/05 (3)	908,178	908,051
2.36%, 06/10/05 (3)	454,089	454,151
Nationwide Building Society
2.40%, 01/06/06 (3)(4)	908,178	908,178
2.58%, 01/27/06 (3)(4)	1,543,903	1,544,077
Norddeutsche Landesbank 2.04%, 07/27/05 (3)	908,178	907,999
Northern Rock PLC
2.02%, 01/13/05 (3)	862,769	862,769
2.39%, 10/25/05 (3)	1,816,357	1,816,357
Permanent Financing PLC
2.32%, 03/10/05 (3)	908,178	908,178
2.34%, 09/12/05 (3)	1,135,223	1,135,223
2.35%, 06/10/05 (3)	408,680	408,680

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Shares or Principal	Value
Floating Rate Notes (continued)
Sedna Finance Inc. 2.37%, 01/10/06 (3)	$181,636	$181,590
Sigma Finance Inc.
2.01%, 01/09/06 (3)	908,178	907,980
2.28%, 12/06/05 (3)(4)	908,178	907,913
2.34%, 10/07/05 (3)(4)	317,862	317,788
2.39%, 08/17/05 (3)	454,089	454,114
2.39%, 09/15/05 (3)	1,135,223	1,135,296
2.47%, 11/28/05 (3)(4)	908,178	908,916
Tango Finance Corp.
2.24%, 05/17/05 (3)(4)	753,788	753,774
2.30%, 04/07/05 (3)(4)	333,301	333,293
2.33%, 02/25/05 (3)(4)	508,580	508,565
2.36%, 01/18/05 (3)(4)	399,598	399,597
2.37%, 09/15/05 (3)(4)	799,197	799,109
2.39%, 07/25/05 (3)(4)	908,178	908,128
Wachovia Asset Securitization Inc.
2.40%, 01/25/05 (3)	1,362,268	1,362,268
2.40%, 01/25/05 (3)	1,362,268	1,362,268
WhistleJacket Capital LLC
2.32%, 12/08/05 (3)(4)	590,316	590,227
2.36%, 07/15/05 (3)(4)	681,134	681,061
2.36%, 09/15/05 (3)	681,134	681,038
2.36%, 10/14/05 (3)(4)	454,089	454,054
2.38%, 01/17/06 (3)(4)	317,862	317,859
2.45%, 06/15/05 (3)(4)	454,089	454,043
White Pine Finance LLC
2.02%, 07/11/05 (3)	227,045	227,031
2.24%, 11/01/05 (3)(4)	463,171	463,048
2.27%, 07/05/05 (3)	454,089	454,039
2.29%, 05/20/05 (3)	408,680	408,665
2.35%, 04/15/05 (3)(4)	681,134	681,096
2.37%, 06/15/05 (3)(4)	372,353	372,353
2.37%, 01/13/06 (3)(4)	908,178	908,078
2.38%, 03/29/05 (3)	390,517	390,496
2.38%, 06/28/05 (3)	608,479	608,419
2.38%, 08/26/05 (3)(4)	454,089	454,031
Winston Funding Ltd. 2.16%, 01/23/05 (3)(4)	648,439	648,439
		58,153,019
Medium-Term Notes - 0.12%
CC USA Inc.
1.29%, 04/15/05 (3)(4)	908,178	908,153
1.51%, 02/15/05 (3)(4)	590,316	590,424
Dorada Finance Inc. 1.48%, 01/18/05 (3)(4)	681,134	681,132
K2 USA LLC 1.46%, 01/12/05 (3)(4)	454,089	454,088
WhistleJacket Capital LLC 1.32%, 02/04/05 (3)(4)	227,045	227,041
		2,860,838
Money Market Funds - 1.65%
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares (3)(5)	3,632,713	3,632,713

(continued)

Security	Shares or Principal	Value
Money Market Funds (continued)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares (3)(5)	26,533,912	$26,533,912
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares (3)(5)	9,081,783	9,081,783
BlackRock Temp Cash Money Market Fund (3)	169,368	169,368
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares (3)	342,679	342,679
		39,760,455
Repurchase Agreements - 0.57%
Goldman Sachs & Co. 2.29%, 01/03/05 (3)(6)	$9,081,783	9,081,783
Merrill Lynch Government Securities Inc. 2.30%, 01/03/05 (3)(6)	4,540,892	4,540,892
		13,622,675
Time Deposits - 0.84%
Abbey National Treasury Services PLC
1.25%, 01/06/05 (3)	908,178	908,178
1.33%, 02/10/05 (3)	454,089	454,082
1.39%, 02/02/05 (3)	454,089	454,084
1.39%, 04/08/05 (3)	635,725	635,700
2.63%, 01/04/05 (3)	908,178	908,178
Bank of America N.A. 1.50%, 01/03/05 (3)	929,327	929,327
Credit Suisse First Boston 2.34%, 01/14/05 (3)	1,362,268	1,362,268
Fifth Third Bancorp 2.18%, 01/03/05 (3)	908,178	908,178
HBOS Treasury Services PLC 1.24%, 04/01/05 (3)	581,234	581,220
Natexis Banques 2.32%, 02/02/05 (3)	227,045	227,046
National City Bank (Ohio) 1.25%, 01/06/05 (3)	908,178	908,179
Norddeutsche Landesbank 2.11%, 06/07/05 (3)	908,178	908,102
Toronto-Dominion Bank
1.22%, 03/23/05 (3)	1,589,312	1,589,252
1.34%, 02/10/05 (3)	363,271	363,266
1.77%, 05/10/05 (3)	454,089	454,073
1.90%, 05/11/05 (3)	454,089	454,073
2.25%, 01/31/05 (3)	454,089	454,089
2.30%, 05/12/05 (3)	227,045	226,988
2.66%, 11/09/05 (3)	908,178	908,064
UBS Finance (Connecticut)
2.32%, 01/07/05 (3)	908,178	908,179
2.67%, 11/09/05 (3)	363,271	363,241
Washington Mutual Bank
2.27%, 02/02/05 (3)	363,271	363,271
2.35%, 02/02/05 (3)	1,453,085	1,453,073
Wells Fargo Bank N.A. 2.34%, 01/26/05 (3)	3,632,713	3,632,713
		20,354,824

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2004

(continued)

Security	Principal	Value
U.S. Government Agency Notes - 0.14%
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05 (3)	$635,725	$636,294
1.80%, 01/18/05 (3)	422,303	421,987
1.80%, 01/19/05 (3)	454,089	453,726
2.06%, 05/31/05 (3)	452,754	448,920
Federal National Mortgage Association 2.33%, 07/22/05 (3)	1,362,268	1,344,672
		3,305,599
U.S. Treasury Obligations - 0.16%
U.S. Treasury Bill 2.12% (7), 03/24/05 (8)	3,800,000	3,781,760
		3,781,760
Total Short-Term Investments (Cost: $182,728,559)		182,729,015
Total Investments in Securities - 106.60% (Cost: $2,575,652,920)		2,565,733,013
Other Assets, Less Liabilities - (6.60%)		(158,930,464)
Net Assets - 100.00%		$2,406,802,549

NVS Non-Voting Shares

(1)  Non-income earning security.

(2)  All or a portion of this security represents a security on loan. See Note 4.

(3)  All or a portion of this security represents an investment of securities lending collateral. See Note 4.

(4)  Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5)  The Master Portfolio's investment adviser is an affiliate of the issuer. See Note 2.

(6)  Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

(7)  Yield to maturity.

(8)  This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of futures contracts. See Note 1.

As of December 31, 2004, the open futures contracts held by the Master Portfolio were as follows:

Futures Contracts (Expiration Date)	Number of Contracts	Notional Contract Value	Net Unrealized Appreciation
S&P 500 Index (03/18/05)	393	$23,287,917	$561,288
			$561,288

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Portfolio Allocation (unaudited)  December 31, 2004

Sector	Value	% of Net Assets
Consumer Non-Cyclical	$505,227,880	20.99%
Financial	491,672,471	20.43
Technology	295,282,857	12.27
Industrial	276,557,768	11.49
Communications	268,356,924	11.15
Consumer Cyclical	238,034,996	9.89
Energy	169,949,066	7.06
Utilities	69,733,435	2.90
Basic Materials	68,188,601	2.83
Short-Term and Other Net Assets	23,798,551	0.99
Total	$2,406,802,549	100.00%

This table is not part of the financial statements.

S&P 500 Index Master Portfolio
Statement of Assets and Liabilities   December 31, 2004

Assets
Investments in securities, at value (including securities on loan (a))(Note 1):
Unaffiliated issuers (Cost: $2,536,404,512)	$2,526,484,605
Affiliated issuers (b) (Cost: $39,248,408)	39,248,408
Receivables:
Dividends and interest	3,289,395
Total Assets	2,569,022,408
Liabilities
Payables:
Investment securities purchased	525,108
Due to broker-variation margin	11,268
Collateral for securities loaned (Note 4)	161,481,075
Investment advisory fees (Note 2)	202,408
Total Liabilities	162,219,859
Net Assets	$2,406,802,549

(a) Securities on loan with market value of $156,838,580. See Note 4.

(b) The Master Portfolio's investment adviser is an affiliate of the issuers. See Note 2.

S&P 500 Index Master Portfolio
Statement of Operations  For the year ended December 31, 2004

Net Investment Income

Dividends	$53,771,322
Interest	68,138
Interest from affiliated issuers (a)	969,234
Securities lending income (b)	167,844
Total investment income	54,976,538
Expenses (Note 2)
Investment advisory fees	1,401,018
Total expenses	1,401,018
Net investment income	53,575,520

Realized and Unrealized Gain (Loss)

Net realized loss on sale of investments	(23,883,394)
Net realized gain from in-kind redemptions	559,588,129
Net realized gain on futures contracts	2,918,725
Net change in unrealized appreciation (depreciation) of investments	(290,192,162)
Net change in unrealized appreciation (depreciation) of futures contracts	(641,245)
Net realized and unrealized gain	247,790,053
Net increase in net assets resulting from operations	$301,365,573

(a) The Master Portfolio's investment adviser is an affiliate of the issuers. See Note 2.

(b) Includes income earned from issuers of which the Master Portfolio's investment adviser is an affiliate. See Note 2.

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
Increase (Decrease) In Net Assets
Operations:
Net investment income	$53,575,520	$49,900,066
Net realized gain	538,623,460	16,069,488
Net change in unrealized appreciation (depreciation)	(290,833,407)	686,078,250
Net increase in net assets resulting from operations	301,365,573	752,047,804
Interestholder transactions:
Contributions	820,705,368	1,247,904,502
Withdrawals	(2,346,660,989)	(708,478,794)
Net increase (decrease) in net assets resulting from interestholder transactions	(1,525,955,621)	539,425,708
Increase (decrease) in net assets	(1,224,590,048)	1,291,473,512
Net Assets:
Beginning of year	3,631,392,597	2,339,919,085
End of year	$2,406,802,549	$3,631,392,597

S&P 500 Index Master Portfolio
Notes to the Financial Statements

1. Significant Accounting Policies

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. As of December 31, 2004, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, International Index, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, Russell 2000 Index, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

Under MIP's organizational documents, the Master Portfolio's officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments of the Master Portfolio for which the primary market is a national securities or commodities exchange or a recognized foreign securities or commodities exchange are valued at the last reported sales price on the principal exchange on which such securities are traded, or in the absence of any sale on the valuation date, at the last quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ official closing price, or in the absence of any sale on the valuation date, at the last quoted bid price. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available are valued at the last quoted bid price. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from independent pricing sources. Debt securities maturing in 60 days or less and short-term investments are valued at amortized cost.

Securities held under a repurchase agreement are valued at a price equal to the amount of cash investment at the time of the valuation on the valuation date. The market values of the underlying securities are determined in accordance with the above discussed valuation methods, as appropriate, for the purposes of determining the adequacy of collateral.

Securities of investment companies, other than investment companies whose shares are traded on an exchange, are valued at the investment company's published net asset value per share.

Any securities or other assets for which market quotations are not readily available are valued in accordance with fair value pricing policies approved by the Board of Trustees of MIP (the "Board").

Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased, using a constant yield to maturity method.

Federal Income Taxes

In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

As of December 31, 2004, the cost of investments for federal income tax purposes for the Master Portfolio was $2,627,063,821. Net unrealized depreciation aggregated $61,330,808 of which $286,471,213 represented gross unrealized appreciation on securities and $347,802,021 represented gross unrealized depreciation on securities.

Futures Contracts

The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a "realized gain (loss) on futures contracts" in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission ("SEC"), the Master Portfolio is required to segregate cash, U.S. Government securities or high-quality, liquid debt instruments and equities in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

The Master Portfolio has pledged to brokers U.S. Treasury Bills with a total face amount of $3,800,000 for initial margin requirements.

Repurchase Agreements

The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at

S&P 500 Index Master Portfolio
Notes to the Financial Statements (continued)

an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. As of December 31, 2004, a portion of the cash collateral for securities on loan for the Master Portfolio was invested in repurchase agreements as disclosed in the Master Portfolio's Schedule of Investments. For further information, see Note 4, below.

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio's investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2004, BGI earned $167,844 in securities lending agent fees.

SEI Investment Distribution Company ("SEI") is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships, to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2004, BGIS did not receive any brokerage commissions from the Master Portfolio.

Pursuant to Rule 17a-7 under the 1940 Act, the Master Portfolio executed cross trades for the year ended December 31, 2004. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. The Board reviewed all such transactions executed during the first three quarters of the fiscal year and concluded that they were in compliance with the requirements and restrictions set forth by Rule 17a-7. The Board is scheduled at its next meeting to review all such transactions executed during the fourth quarter of the fiscal year.

Pursuant to an exemptive order issued by the SEC, the Master Portfolio may invest in the Institutional Shares of the Government Money Market Fund ("GMMF"), Institutional Money Market Fund ("IMMF") and Prime Money Market Fund ("PMMF") of Barclays Global Investors Funds. The GMMF, IMMF and PMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Master Portfolio's investment advisor. The GMMF, IMMF and PMMF are open-end money market funds available to institutional and accredited investors, including other investment companies managed by BGFA. The GMMF, IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the GMMF, IMMF and PMMF do not directly charge an advisory fee, the Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statement of Operations.

The following table provides information about the investment of the Master Portfolio in shares of issuers of which BGFA is an affiliate, for the year ended December 31, 2004, including income earned from these affiliated issuers.

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Interest Income
IMMF	42,866	13,498,164	13,523,564	17,466	$17,466,180	$969,234

The Master Portfolio invested cash collateral from securities on loan in the GMMF, IMMF, and PMMF. Due to the nature of the structure of the joint account used for the investment of the collateral for securities on loan, the information reported above for the Master Portfolio does not include the Master Portfolio's holdings of the GMMF, IMMF, and PMMF in connection with the investment of collateral for securities on loan.

Certain officers and trustees of MIP are also officers of BGI. As of December 31, 2004, these officers of BGI collectively owned less than 1% of MIP's outstanding beneficial interests.

3. Investment Portfolio Transactions

Investment transactions (excluding short-term investments) for the Master Portfolio for the year ended December 31, 2004, were as follows:

Purchases at cost	$376,384,180
Sales proceeds	1,820,491,929

For the year ended December 31, 2004, the Master Portfolio paid in-kind redemption proceeds of portfolio securities in the amount of $1,690,310,761. In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio's tax year. The net realized gains from in-kind redemptions for the year ended December 31, 2004 are disclosed in the Master Portfolio's Statement of Operations.

4. Portfolio Securities Loaned

The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or may not return the securities when due.

S&P 500 Index Master Portfolio
Notes to the Financial Statements (continued)

As of December 31, 2004, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in a joint account with other funds managed by BGFA, which invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities. Income from the joint account is allocated daily to the Master Portfolio, based on the Master Portfolio's portion of the total cash collateral received. The market value of the securities on loan as of December 31, 2004 and the value of the related collateral are disclosed in the Master Portfolio's Statement of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolio's Statement of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

5. Financial Highlights

Financial highlights for the Master Portfolio were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of net investment income to average net assets	1.91%	1.74%	1.57%	1.31%	1.22%
Portfolio turnover rate(a)	14%	8%	12%	9%	10%
Total return	10.82%	28.52%	(22.05)%	(11.96)%	(9.19)%

(a)  Portfolio turnover rates include in-kind transactions, if any.

Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the "Master Portfolio"), at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Master Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Master Portfolio at December 31, 2000 and for the year then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
San Francisco, California
February 11, 2005

Master Investment Portfolio
Trustee Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of MIP also serves as a Trustee for BGIF and oversees 27 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 125 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, CA 94105. Additional information about the Master Portfolio's Trustees may be found in Part B of the Master Portfolio's Registration Statement, which is available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Lee T. Kranefuss, *1961	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of Intermediary Investor Business of Barclays Global Investors, N.A. ("BGI").	Trustee of BGIF; Director, iShares, Inc. (since June 18, 2003); Trustee, iShares Trust (since June 18, 2003).

Michael A. Latham, 1965	Secretary, Treasurer and Chief Financial Officer	Chief Operating Officer of Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	None.

*  Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Master Portfolio and the parent company of BGFA, the investment adviser of the Master Portfolio.

Independent Trustees

Name Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 1944	Trustee since November 16, 2001	President, Osher Lifelong Learning Institutes, The Bernard Osher Foundation (since May 2004); President and Chief Executive Officer of The James Irvine Foundation (non-profit foundation) (2002-2003); President and Chief Executive Officer of KQED, Inc. (public television and radio) (1993-2002).	Trustee of BGIF; Director, Bank of Hawaii.

Jack S. Euphrat, 1922	Trustee since October 20, 1993	Private Investor.	Trustee of BGIF.

Richard K. Lyons, 1961	Trustee since November 16, 2001	Acting Dean and Professor, University of California, Berkeley: Haas School of Business; Sylvan Coleman Professor of Finance; Member, Council on Foreign Relations.	Trustee of BGIF; Director (Chairman), Matthews Asian Funds (oversees 6 portfolios); Director, iShares, Inc. (since 2001); Trustee, iShares Trust (since 2001).

Leo Soong, 1946	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Trustee of BGIF; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

Item 2. Code of Ethics.

As of December 31, 2004, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer.  For the year ended December 31, 2004, there were no  substantive amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics.  A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Barbara A. Bond, who is “independent” as defined in Item 3 of Form N-CSR.  Ms. Bond serves as Chair of the Registrant’s Audit Committee.  In addition, Ms. Bond is a Certified Public Accountant and a partner of Hood & Strong LLP, a firm of Certified Public Accountants located in San Francisco, California.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, Deloitte & Touche LLP for the audit of the Registrant’s annual financial statements for 2004 and 2003 were $281,481 and $259,091, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2004 or 2003.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning for 2004 and 2003 were $54,800 and $53,461, respectively.  Such services included the review of excise tax distribution requirement calculations, preparation of federal and California regulated investment company income tax returns, federal excise tax returns and preparation of requests for filing extensions.

(d)         ALL OTHER FEES: The aggregate fees billed for professional services rendered by its independent auditors, Deloitte & Touche LLP for products and services, other than the services reported in paragraphs (a) through (c) of this Item for 2003 was $82,353. Such services were for providing of certain disclosure control and internal control consulting services in connection with Section 302 of the Sarbanes-Oxley Act of 2002, concluding in the creation of an Assessments Database for documenting and managing the control assessment process. No such fees were billed to the Registrant by Deloitte & Touche LLP for 2004.

(e)          (1)The Registrants audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) 100%

(f)            Not applicable.

(g)         The aggregate non-audit fees billed for professional services rendered to the Registrant by its independent auditors, Deloitte & Touche LLP for 2003 was $82,353.  No such services were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlas Funds

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date:	February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date: February 24, 2005

By: /s/ Gene A. Johnson
Gene A. Johnson
Vice President and Treasurer
(Principal Financial Officer)

Date:	February 24, 2005